The latest report from your
Fund's management team

SEMIANNUAL REPORT

Declaration Trust

Equity                V.A. Core Equity Fund
                      V.A. 500 Index Fund
                      V.A. Large Cap Growth Fund
                      V.A. Mid Cap Growth Fund
                      V.A. Relative Value Fund
                      (formerly V.A. Large Cap Value Fund)
                      V.A. Small Cap Growth Fund
                      V.A. Sovereign Investors Fund
------------------------------------------------------
International         V.A. International Fund
------------------------------------------------------
Sector                V.A. Financial Industries Fund
                      V.A. Regional Bank Fund
                      V.A. Technology Fund
------------------------------------------------------
Income                V.A. Bond Fund
                      V.A. High Yield Bond Fund
                      V.A. Money Market Fund
                      V.A. Strategic Income Fund

JUNE 30, 2000



Table of Contents

                                                                      Page

1) CEO Corner                                                            3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio managers or portfolio management teams through the end of the period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

Equity

V.A. Core Equity Fund                                                    4
V.A. 500 Index Fund                                                      7
V.A. Large Cap Growth Fund                                              10
V.A. Mid Cap Growth Fund                                                13
V.A. Relative Value Fund                                                16
V.A. Small Cap Growth Fund                                              19
V.A. Sovereign Investors Fund                                           22

International

V.A. International Fund                                                 25

Sector

V.A. Financial Industries Fund                                          28
V.A. Regional Bank Fund                                                 31
V.A. Technology Fund                                                    34

Income

V.A. Bond Fund                                                          37
V.A. High Yield Bond Fund                                               40
V.A. Money Market Fund                                                  43
V.A. Strategic Income Fund                                              45

3) Financial Statements                                                 48

4) Notes to Financial Statements                                       121



TRUSTEES

Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
* Members of the Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
V.A. Bond Fund
V.A. Core Equity Fund
V.A. Financial Industries Fund
V.A. High Yield Bond Fund
V.A. Large Cap Growth Fund
V.A. Mid Cap Growth Fund
V.A. Regional Bank Fund
V.A. Relative Value Fund
V.A. Small Cap Growth Fund
V.A. Sovereign Investors Fund
V.A. Strategic Income Fund
V.A. Technology Fund

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
V.A. 500 Index Fund
V.A. International Fund
V.A. Money Market Fund

TRANSFER AGENT

John Hancock Annuity Servicing Office
529 Main Street (X-4)
Charlestown, Massachusetts 02129

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISERS

American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11530
V.A. Technology Fund

Indocam International Investment Services
90 Boulevard Pasteur
Paris, France 75015
V.A. International Fund

Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109
V.A. Core Equity Fund

ISSUER

John Hancock  Life Insurance Company
John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not Licensed in New York

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman,
President and Chief Executive Officer, flush right next to second paragraph.]

DEAR SHAREHOLDERS:

After four years of spectacular returns, the stock market succumbed in the first six months of 2000 largely to the pressures of rising interest rates, as the Federal Reserve kept up its campaign to fight inflation. The red-hot economy has begun to show signs of slowing, and investors are no longer blind to the real possibility that rising rates could slow corporate profits. The result was flat-to- negative results for the three main stock-market indexes through June. Bonds also suffered during this period, since their prices generally move in the opposite direction of rates.

But there was good news, too. The Treasury market, where shrinking supply bolstered prices thanks to the government's efforts to retire some of its debt, performed well. And the Fed appears closer to the end of its tightening cycle, which will be a strong positive if it can slow the economy to a level that supports corporate earnings growth but keeps inflation at bay. The picture on the global economy is brighter and technology continues to dominate as the driver of ever-improving corporate productivity.

No matter what happens next in the financial markets, these past several months only served to reinforce some of the important lessons for investors: Diversify, invest in line with your tolerance for risk and maintain a long-term perspective.

Since not all parts of your portfolio will perform equally well all the time, it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
V.A. Core Equity Fund

Higher rates prompt correction, deflation of technology values
The first two months of the six-month period saw a continuation of several trends in place at the end of 1999. Technology stocks led the market higher, but most other sectors struggled. Investors bought technology issues virtually without regard to valuations, and many stocks with little more than an intriguing business concept were bid to stratospheric levels. The narrow market advance and rich valuations were both challenging for the Fund, which emphasizes broad diversification and stocks with improving fundamentals that are reasonably priced.

Technology
helps...
and hurts.

Strong economic growth, combined with a frothy stock market, prompted the Federal Reserve Board to continue its effort to keep inflation in check by raising interest rates. The Fed hiked key short-term rates in February, March and May -- the last time by an increment of 0.50%. Rising rates, which typically have the greatest impact on stocks with the highest valuations, finally took their toll on the market in March, April and May. From peak to trough, the NASDAQ Composite Index fell almost 40%, while on April 14 the Dow Jones Industrial Average and the S&P 500 Index both experienced one-day drops exceeding 5%.


[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is Pfizer 5.0%, the second is Cisco Systems 3.7%, the third General Electric 3.7%, the fourth Intel 3.6% and the fifth Microsoft 3.3%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

Stocks stabilized and even rebounded somewhat near the end of the period, as investors attempted to weigh a number of factors. On the one hand, there was a sense that the Fed was close to the end of its series of tightening moves. Another positive for the market was the prospect of generally favorable second-quarter earnings announcements in July. On the negative side, some investors anticipated one more rate increase in August. Furthermore, there was concern about the effect of a slower economy on earnings growth in the second half of the year.

Fund results

While the Fund's disciplined investment strategy was not favored by the speculative conditions that prevailed earlier in the period, it performed better in the more sober climate after the correction. With investors paying more attention to valuations, the Fund was able to make up a substantial amount of ground on its benchmarks. For the six months ended June 30, 2000, the John Hancock V.A. Core Equity Fund had a return of 0.64% at net asset value. That was marginally better than the -0.43% return of the S&P 500 Index. The Fund also outperformed the average variable annuity growth and income fund, which finished the period with a return of -1.11%, according to Lipper, Inc. Longer-term performance information can be found on page six.

Technology helps...

Although technology stocks with meager earnings were hit hard during the spring correction, higher-quality issues weathered the storm fairly well. For example, semiconductor stalwart Intel was one of the most positive contributors to the Fund's performance, benefiting from tight supplies and strong demand. Another semiconductor manufacturer, Texas Instruments, also helped the Fund. Whereas Intel dominates the market for personal computer semiconductors, Texas Instruments is a leading manufacturer of the semiconductors used in wireless telephones, another high-growth area during the period. In the health-care sector, Warner-Lambert, a pharmaceutical holding, was helped by the company's acquisition by competitor Pfizer during the period.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with -3% at the bottom and 1% at the top. The first bar represents the 0.64% total return for John Hancock V.A. Core Equity Fund. The second bar represents the -1.11% total return for Average variable annuity growth and income fund. A note below the chart reads "The total return for John Hancock V.A. Core Equity Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

 ...and hurts

Some technology and telecommunications leaders faltered during the period, however. A prime example was Microsoft, which lost its antitrust case with the federal government and faces the possibility of being split into two smaller companies. While Microsoft's competitive abilities have been eroded to some extent, the company looks to remain a dominant player in its markets. Accordingly, we reduced the Fund's position in the stock but maintained a weighting comparable to that of the S&P 500.

America Online declined when its growth prospects were downgraded as a result of AOL's bid to acquire Time Warner. Long-distance telephone giant WorldCom also ran into problems when it attempted to buy Sprint. Investors judged that WorldCom offered too much for Sprint, causing the former's stock to sag. When the deal appeared to be souring, WorldCom stock recovered somewhat. In the consumer-cyclicals group, Home Depot was hurt by the perception that higher interest rates would slow the housing market and reduce demand for the home-related products in which the company specializes.


Looking ahead

Going forward, we look for a continuation of the sort of environment we've seen since March -- much less speculative than before, with investors paying more attention to valuations. It's reasonable to think we are close to the end of the cycle of higher interest rates at this point, but confirmation of that judgment awaits more concrete evidence of slower economic growth. If the Fed can engineer a smooth transition to slower growth, the environment for stocks should be favorable.

"We caution
 the Fund's
 investors to
 keep their
 eyes firmly
 on the long
 term..."

We caution the Fund's investors to keep their eyes firmly on the long term and try to avoid being seduced by the easy money that can be made -- temporarily -- during a speculative bubble such as we saw recently. The dramatic rise and fall of many "dot-com" stocks with no earnings is a testament to the futility of using short-term yardsticks such as stock price momentum as the main criterion for investment decisions. In contrast, we remain convinced that buying undervalued stocks of companies with improving fundamentals offers a way to achieve competitive returns over the long run.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                           3.68%      114.99%
Average Annual Total Returns(1)                    3.68%       22.09%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 21.62%.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Core Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Core Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $24,147 as of June 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Core Equity Fund on August 29, 1996 and is equal to $21,499 as of June 30, 2000.



BY ROGER HAMILTON, CFA, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. 500 Index Fund. Caption below reads "Roger Hamilton."]

John Hancock
V.A. 500 Index Fund

S&P 500 Index stalls as interest rate
and valuation concerns take hold

In the first six months of 2000, the S&P 500 Index posted some of its least impressive results in more than five years. During this time period, the Index in fact fell just short of producing a gain, returning -0.43%. The period got off to an ugly start on the first day of the new year as stocks suffered sizable losses in response to an uncertain interest-rate outlook, tax-related selling and plain old profit-taking. Lots of zigzagging ensued throughout the next month or so as investors struggled to get a handle on the direction of the economy, inflation, interest rates and corporate earnings.

Mid-March, however, marked a dramatic turning point for the stock market. Just prior to that, Federal Reserve Chairman Alan Greenspan reminded investors he intended to raise interest rates to slow the economy. Furthermore, investors began to worry that stocks -- particularly 1999's high-flying technology and telecommunications stocks -- might be vulnerable to a slowing economy and higher interest rates. In addition, those groups were beset by the uncertainty surrounding the U.S. Justice Department's antitrust suit against Microsoft. Those factors combined to set off a slide among tech and telecom stocks that bottomed out in late May. By the end of May, tech stocks were firmly in correction territory.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is General Electric 4.1%, the second is Intel 3.5%, the third Cisco Systems 3.5%, the fourth Microsoft 3.3% and the fifth Pfizer 2.4%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

After the spring pullback, stocks gained some steam again in June amid hope that economic data showing some signs of an economic slowdown would convince the Fed not to make any further interest rate hikes.

"...some tech
 stocks ended
 up being
 among the
 S&P 500
 Index's top
 winners..."

Performance and strategy overview

For the six-month period ended June 30, 2000, John Hancock V.A. 500 Index Fund had a total return of -0.52% at net asset value. By comparison, the average variable annuity S&P 500 Index objective fund had a total return of -0.60%, according to Lipper, Inc. Historical performance information can be found on page nine.

Our goal is to have the Fund's holdings closely track those of the S&P 500 Index, while minimizing the costs associated with buying and selling shares of stocks. Although there are frequent changes in the composition of the Index, we re-balance the Fund's holdings less frequently to keep our transaction costs at a minimum. When we get additional money that cannot immediately be deployed into Index components, we buy S&P 500 Index futures. They allow us to participate in the Index's performance without incurring the transaction costs of buying stocks.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with -1% at the bottom and 0% at the top. The first bar represents the -0.52% total return for John Hancock V.A. 500 Index Fund. The second bar represents the -0.43% total return for S&P 500 Index. The third bar represents the -0.60% total return for Average variable annuity S&P 500 Index objective fund. A note below the chart reads "The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable annuity S&P 500 Index objective fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...the spring
 sell-off took
 away a lot
 of the
 speculative
 excess that
 had been
 built up in
 the market."

Leaders and laggards

Despite the unfavorable backdrop, some tech stocks ended up being among the S&P 500 Index's top winners during the past six months. Topping the list was Micron Technology, a designer, developer and manufacturer of semiconductor products and computer systems, which climbed 127% during the period. It, like other semiconductor companies such as Altera, soared in response to strong demand and better pricing for semiconductor chips. Although the demand for chips to run computers remained reasonably strong, the demand for chips in other appliances -- such as cell phones and personal communication devices -- skyrocketed with advances in technology and the ongoing expansion of the Internet. Other winners included energy companies such as Union Pacific Resources Group, Coastal Corp. and Apache Corp. Oil prices stayed above $30 a barrel during most of the period, and investors seemingly didn't believe that production increases from OPEC countries would be enough to bring prices down during the summer.

Perhaps the biggest beneficiaries of the spring technology stock sell-off were health-care stocks, including ALZA, United Healthcare, Cardinal Health, Eli Lilly, Watson Pharma ceutical, Allergan and Pfizer. With the risk of an economic slowdown growing, investors increasingly viewed health-care shares as one of the safer, more defensive sectors.

Some well-known stocks suffered serious blows over the past six months. QUALCOMM, the wireless technology stock that helped lead the S&P 500 Index in 1999, lost more than half its value from January through June 2000 in large part because it warned of sluggish sales to come. Other technology names topped the laggard list, including Novell, Compuware, Parametric Technology and Unisys.

Outlook

The stock market enters the second half of 2000 with a fair amount of uncertainty. On the plus side is the macroeconomic environment, which in our view is pretty good. Both the U.S. and global economies remain reasonably strong, which should translate into respectable corporate earnings growth. Furthermore, the spring sell-off took away a lot of the speculative excess that had been built up in the market. But no matter what the market environment, our goal will be to closely track the performance of the S&P 500 Index. The Fund's returns, as always, will be dictated by the performance of the S&P 500 Index. It's important for shareholders to realize that S&P Index funds aren't immune to the market's ebbs and flows, and they will rise and fall in concert with the underlying stocks in the Index.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                           6.90%      122.86%
Average Annual Total Returns(1)                    6.90%       23.24%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) and the management fee to 0.10% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 6.46% and 22.74%, respectively.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $24,147 as of June 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. 500 Index Fund on August 29, 1996 and is equal to $22,287 as of June 30, 2000.



BY WILLIAM L. BRAMAN, DAVID L. EISENBERG, CFA, AND GEOFFREY R. PLUME, CFA, FOR THE PORTFOLIO MANAGEMENT TEAM

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. Large Cap Growth Fund. Caption below reads "Will Braman."]

John Hancock
V.A. Large Cap Growth Fund

Growth stocks come under pressure in six-month period

Recently, Will Braman assumed the role of portfolio management team leader for V.A. Large Cap Growth Fund. Prior to joining John Hancock Funds, Mr. Braman was at Baring Asset Management and he brings with him 23 years of investment management experience.

"...technology
 stocks
 defined the
 market's
 movements..."

The six months ended June 30, 2000 proved to be a trying period for most growth-stock investors. Activity in medium- and large- company technology stocks defined the market's movements almost single-handedly. In the early months of the year, investors witnessed the meteoric rise of technology stocks, particularly mid-cap companies focused on communications and the Internet, only to watch them plummet in price soon thereafter. During the severe correction from mid-March through mid-May, the market broadened out a bit to allow large-company stocks in such industries as pharmaceutical, financial and retail to make some headway. But by period's end, technology stocks once again began garnering the limelight. As the second quarter drew to a close, the Dow Jones Industrial Average and the S&P 500 Index were entrenched in negative territory, posting results of -8.44% and -0.43%, respectively.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Microsoft 5.2%, the second is Intel 4.0%, the third General Electric 3.7%, the fourth Cisco Systems 3.5% and the fifth Wal-Mart Stores 3.3%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

Fund performance

For the six months ended June 30, 2000, John Hancock V.A. Large Cap Growth Fund produced a total return of -4.19% at net asset value. This compares with the 3.29% return of the average variable annuity growth fund, according to Lipper, Inc. The Fund's results reflect a heavier emphasis on mega- and large-company technology stocks than our competitors -- many of whom targeted more mid-sized tech stocks -- as well as a few individual holdings that disappointed. Historical performance information can be found on page 12.

Technology-laden

The dominant leaders in this year's early rally were mid-sized companies involved in Internet infrastructure, business-to-business Internet enablement, fiber-optic communications equipment, communications semiconductors and semiconductor equipment companies. Many doubled and even tripled in price. While the Fund's weighting in technology was substantial, it centered mainly on larger issues, in keeping with the portfolio's focus. We did, however, move into the mid-cap arena, purchasing such holdings as NBC Internet, J.D. Edwards, Conexant Systems and Para metric Technology. In hindsight, our foray into several mid-sized holdings, including the ones just mentioned, was a bit late given that much of the gains had been realized already. Later in the period, we eliminated our positions in NBC Internet, J.D. Edwards and Parametric. But when the tech sector plunged, our exposure to these medium-sized stocks dragged performance down.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with -5% at the bottom and 4% at the top. The first bar represents the -4.19% total return for John Hancock V.A. Large Cap Growth Fund. The second bar represents the 3.29% total return for Average variable annuity growth fund. A note below the chart reads "The total return for John Hancock V.A. Large Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Recognizing that potential exists for further volatility -- particularly should the economy slow significantly -- we have again channeled our efforts toward the larger tech companies whose products and services tend to be more diverse than smaller firms'. These larger- company names also exhibit a greater predictability of earnings potential. We added to existing holdings or re-initiated positions in such companies as Oracle, Sun Microsystems, VERITAS Software, KLA-Tencor, Teradyne, Texas Instruments and Broadcom Corp., all of which, in some form or another, help facilitate how other companies embrace the Internet to grow their businesses.

Wireless focus in telecom

In the telecommunications subsector of the technology umbrella, we emphasized companies in the newer, faster-growing wireless communications sector. Holdings that performed quite well include Sprint and VoiceStream Wireless. We also recently branched out into competitive local exchange carriers (CLECs), adding such stocks as McLeodUSA and Metromedia Fiber Network.

Health care branches out

Our pharmaceutical holdings benefited the Fund during the market's rout and through period's end. Schering-Plough and Warner-Lambert (now Pfizer because of a recent merger) posted strong gains. As the period progressed, we branched out more into biotechnology and medical device companies and modestly increased our positions in pharmaceutical firms. A few examples of the companies we recently purchased are Amgen, Medtronic, Immunex and Genentech.

Other areas of note

During the period, the outlook improved for oil exploration and drilling activity. We re-initiated positions in two perennial favorites, Schlumberger and Halliburton. By period's end, we had harvested profits by selling Schlumberger, but we are retaining Halliburton in anticipation of further potential. We recently boosted the Fund's stake in non-bank financial companies, such as American Express and Morgan Stanley Dean Witter, believing their earnings potential should hold up well as economic growth moderates. In the retail arena, consumer electronics holdings performed quite well, and we opted to sell Radio Shack and Best Buy at profits and add to more stable players such as Wal-Mart Stores.

"...we foresee
 the second
 half of 2000
 as being
 favorable for
 growth-stock
 investing"

Outlook

In general, we foresee the second half of 2000 as being favorable for growth-stock investing, although we may witness some corporate earnings deceleration as the Federal Reserve Board's recent rate hikes begin to have their intended effect. In such a moderating growth environment, we believe investors will turn toward companies that exhibit a higher certainty of growth potential over the long term. By favoring the larger, more stable companies in technology and health care, we believe we have positioned the Fund to weather the market uncertainty that may lie ahead.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                           4.63%       54.64%
Average Annual Total Returns(1)                    4.63%       12.04%

Total return measures the change in value of an investment from the beginning to the end of a period, assum ing all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 4.62% and 11.25%, respectively.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Large Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. In addition, the Fund is compared to the Russell Top 200 Growth Index, which measures the performance of the Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. For future reports the Adviser will compare the Fund's performance only to the broad-based Russell Top 200 Growth Index, which more closely represents the investment strategy of the Fund. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Large Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell Top 200 Growth Index and is equal to $29,845 as of June 30, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $24,147 as of June 30, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Large Cap Growth Fund on August 29, 1996 and is equal to $15,464 as of June 30, 2000.



BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGEMENT TEAM LEADER

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. Mid Cap Growth Fund. Caption below reads "Barbara
Friedman."]

John Hancock
V.A. Mid Cap Growth Fund

Following strong run-up at year-end, stock market turns volatile in 2000

Mid-cap stocks fared well during the first half of 2000. Investor recognition of the sector's strong growth prospects pushed the Russell Mid-cap Growth Index to a 12.15% return for the six months ended June 30, 2000. By comparison, the Standard & Poor's 500 Index returned -0.43% for the same period. After surging ahead late last year, the market became increasingly volatile in the new year. Investors worried that further interest-rate hikes would hurt earnings growth or possibly send the economy into recession. Mounting concerns culminated in a severe downdraft from mid-March through May, as investors sold off the high-priced technology and telecommunications stocks that had earlier led the market's charge. Fortunately, in June, the market began to rebound as economic growth began showing signs of moderating.

Performance review

After an unusually strong fourth quarter last year, John Hancock V.A. Mid Cap Growth Fund returned 7.32% at net asset value for the six months ended June 30, 2000. By comparison, the average variable annuity mid-cap fund returned 8.54%, according to Lipper, Inc. Historical performance information appears on page 15. The Fund benefited from focusing on mid-size companies with market capitalizations between $1 billion and $10 billion, particularly in selected areas of technology.

[Table at bottom left hand column entitled "Top Five Common
Stock Holdings." The first listing is Scientific-Atlanta
1.8%, the second is E-Tek Dynamics 1.8%, the third Waters
Corp. 1.6%, the fourth Western Wireless 1.4% and the fifth
AMFM 1.4%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

"Some of our
 biggest gains
 came from
 companies
 participating
 in the cable
 upgrade..."

Technology and cable still strong

Some of our biggest gains came from companies participating in the cable upgrade that is currently underway. Oak Industries, a company that supplies components for the cable, TV, wireless and fiber-optics markets, did exceptionally well following a buyout by Corning. The Fund subsequently benefited from owning Corning, which is the leading supplier of fiber for fiber-optic networks. Other top performers included Amphenol, which makes components for the cable and wireless industries, and Scientific-Atlanta, one of the foremost producers of transmission equipment and digital set-top boxes for the cable industry. We also profited from our stake in Network Appliance, a company that provides data storage capabilities, as well as CMGI, a holding company with a portfolio of Internet stocks.

Telecommunications and media stumble

After strong advances in 1999, many telecommunications stocks declined in the new year, including McLeodUSA, NEXTLINK Com munications and Global Crossing, all of which are involved with building fiber-optic networks. We boosted our stakes in these names, believing that investor concerns about future financing issues were unmerited. In addition, these companies have strong earnings outlooks that are getting even stronger. McLeodUSA, for example, a competitive local exchange carrier in the Midwest and Rocky Mountain areas, recently made an acquisition that will add to its nationwide data capabilities. Our media investments, particularly radio companies like AMFM, Infinity Broadcasting and Radio One, also suffered as investors worried that advertising from Internet companies would evaporate. Knowing Internet companies account for a very small percentage of total ad revenues, we maintained our investments.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 7.32% total return for John Hancock V.A. Mid Cap Growth Fund. The second bar represents the 8.54% total return for Average variable annuity mid-cap fund. A note below the chart reads "The total return for John Hancock V.A. Mid Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity mid-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...we will
 continue to
 use market
 weakness to
 add to
 our core
 investments."

Technology changes

Despite the turbulence this past spring, we made few major changes to our technology stake. We trimmed Internet-related names like CMGI and DoubleClick early in the year when it looked like they were approaching full valuation. We later added a few new names like E-Tek Dynamics, a leading producer of fiber-optic equipment whose stock looked undervalued relative to its strong sales and earnings growth prospects. JDS Uniphase, another top manufacturer of fiber-optic equipment, later announced it was buying E-Tek, causing E-Tek's stock price to soar. In addition, we built a major stake in Western Wireless, a rural cellular provider that is benefiting from profitable roaming agreements with AT&T Wireless. Toward the end of the period, we also began nibbling again at Internet stocks, whose prices had fallen to attractive levels.

Energy and biotech additions

During the period, we substantially increased the Fund's stake in the oil-service area. Oil and gas companies had cut back on exploration and production in recent years, resulting in declining non-OPEC oil and gas reserves. Expecting exploration and production spending to pick up, we began adding to our investment in rig equipment and service companies like BJ Services and Baker Hughes, as well as rig-only companies like R&B Falcon and Diamond Offshore Drilling. We also boosted our health-care stake, buying mostly biotechnology names. We focused on companies like QLT PhotoTherapeutics that have products in test; firms like Affymetrix, PE Corp. and Waters Corp. that design and produce equipment used by biotechnology companies; and companies like Millennium Pharmaceuticals that provide genetic information to pharmaceutical companies. One of our largest investments was Waters Corp., whose stock price benefited greatly from news of a new product offering.

Positive outlook

We expect U.S. economic growth to slow but remain positive. As long as there continues to be concern that interest rates will rise further, the stock market will remain volatile. However, once inflation is in check and interest rates stabilize, the stock market should benefit. Mid-cap stocks, in particular, stand to do well, given their strong growth prospects. As we have done in recent months, we will continue to use market weakness to add to our core investments. We expect to stick with our high technology weighting, which stands at about 60% of net assets, including telecommunications and capital goods. We believe that technology and telecommunications will continue to be the fastest-growing part of the economy. Technology spending will most likely remain strong, resulting in healthy earnings growth and rising stock prices. Although technology stock prices relative to other measures like earnings may seem high, so is their growth potential.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (1/7/98)
                                             ----------   ----------
Cumulative Total Returns                          48.62%       84.96%
Average Annual Total Returns(1)                   48.62%       28.19%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 47.87% and 26.36%, respectively.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Mid Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Mid Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell Midcap Growth Index and is equal to $19,999 as of June 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Mid Cap Growth Fund on January 7, 1998 and is equal to $18,496 as of June 30, 2000. The third line represents the Standard & Poor's 500 Index and is equal to $15,498 as of June 30, 2000.



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
AND R. SCOTT MAYO, CFA, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. Relative Value Fund. Caption below reads "Timothy
Quinlisk."]


John Hancock
V.A. Relative Value Fund

Volatility rocks stock market as investors flee expensive large-cap names


On May 1, 2000, John Hancock V.A. Large Cap Value Fund changed its name to John Hancock V.A. Relative Value Fund.

U.S. stocks made little progress in the first half of 2000. Despite a strong start, the market grew jittery early in the year as interest-rate concerns mounted. Investors abandoned economically sensitive and interest-rate sensitive stocks -- the traditional value sectors -- and focused on growth stocks. Then in mid-March, they even dumped high-priced technology growth stocks, sending the market into a nosedive that lasted through May and erased all earlier gains. In June, indications of slower economic growth and the prospect that the Federal Reserve might slow the economy down to just the right level buoyed investor confidence. Although many stocks began to rebound, the Standard & Poor's 500 Index closed the six months ended June 30, 2000 with an uninspiring -0.43% return.

"...an added
 boost from
 companies
 that supply
 test and
 measurement
 products."

Fund performance

We continued to look for great businesses selling at relatively cheap prices where there was a catalyst -- a restructuring, spin-off or management change, for example -- that could unlock the company's true value. This strategy helped John Hancock V.A. Relative Value Fund return 6.09% at net asset value during the six-month period. By comparison, the average variable annuity growth and income fund returned -1.11%, according to Lipper, Inc. For historical performance information, please see page 18.

[Table at bottom left hand column entitled "Top Five Common
Stock Holdings." The first listing is Ace, Ltd. 6.0%, the second is Vicor Corp. 4.8%, the third Tyco International
3.7%, the fourth Amphenol Corp. 3.5% and the fifth Computer
Associates International 3.4%. A note below the table reads
"As a percentage of net assets on June 30, 2000."]

Technology rebounds

Some of the Fund's biggest gains came from companies involved with upgrading the communications infrastructure to enable high-speed voice and data transmissions. Corning, the leading provider of fiber for fiber-optic networks, saw its stock take off as investors recognized the company's strength in the growing optical market known as photonics. Amphenol, an electronics company that designs and makes connectors for the aerospace, cable and wireless industries, also did well as end-market demand accelerated, both internationally and domestically. ANTEC, which supplies components primarily for telephony (the delivery of telephone services over the existing cable infrastructure), also posted strong gains. Other technology winners included Sea gate Technology, a disk- drive maker that is in the process of being bought out.

Test and measurement names take off

The Fund received an added boost from companies that supply test and measurement products. Millipore, a company that provides filtration products for the pharmaceutical, bio technology and semiconductor markets, posted an outstanding gain as the semiconductor market began to turn around. We later decided to take profits. Other excellent performers were PerkinElmer, a company that targets the health-care industry, and Tektronix, a company that supplies electronics manufacturers. Both stocks benefited from strong demand, new management teams and renewed growth orientations.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with -2% at the bottom and 7% at the top. The first bar represents the 6.09% total return for John Hancock V.A. Relative Value Fund. The second bar represents the -1.11% total return for Average variable annuity growth and income fund. A note below the chart reads "The total return for John Hancock V.A. Relative Value Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Finance and energy also deliver

Our investment in Ace, Ltd. paid off handsomely as we began seeing early signs of improved pricing in the property and casualty insurance business. Recent acquisitions had strengthened Ace's position globally, giving the company added upside earnings potential. Another winner was Financial Security Assurance (FSA), a U.S.-based company that provides asset-based and municipal bond insurance. It was bought out at a nice premium by a foreign insurer, which recognized FSA's unique underwriting capabilities and strong international growth potential. EOG Resources, an independent exploration and production company that focuses on the North American natural gas market, also did well, thanks to strong demand and limited supply, and we took profits.

Software leads disappointments

Many software stocks suffered as corporations kept the lid on new technology spending even after the new year. The Fund owned Parametric Technology, whose stock tumbled as sales of its new Windchill product were slower than expected. Another disappointment was Computer Associates International, a company that specializes in software for mainframes, but has recently been developing products that are more oriented toward the client-server model. The stock tumbled as investors worried about the company's recent acquisitions, along with a slow recovery in the mainframe market post-Y2K. We kept both names because we continued to believe in their prospects. Danka Business Systems, which distributes and services office equipment, also had a tough time due to pressure on profit margins and rising labor costs.

"We remain
 optimistic,
 however,
 about our
 ability to take
 advantage of
 the market's
 volatility..."

Volatility yields opportunity

We used market weakness to add to existing investments like Vicor, a power conversion company whose stock price weakened when it lost a major customer during the ramp-up of its new second-generation product. We increased our stake because we expect this event to have little effect on the company's strong long-term prospects. We also bought new names like Tyco International, a multi-industrial company whose stock price was depressed in part because of accounting problems that the company has since addressed. We like Tyco's superior management team, diversified business mix and improving prospects.

Stock picking will be key

We remain cautious. Slower economic growth could weaken corporate earnings growth and possibly cause companies to miss their earnings forecasts. In addition, technology stocks often weaken in the summer months. Concerns like these suggest that there will most likely be continued volatility in the market. Selectivity -- avoiding stocks where there are any hints of deteriorating business trends -- will be key. We remain optimistic, however, about our ability to take advantage of the market's volatility by buying great companies when their stocks go on sale.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (1/6/98)
                                             ----------   ----------
Cumulative Total Returns                          41.77%      101.72%
Average Annual Total Returns(1)                   41.77%       32.71%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 32.69%.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Relative Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Relative Value Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Relative Value Fund on January 6, 1998 and is equal to $20,172 as of June 30, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $15,498 as of June 30, 2000.



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
ANURAG PANDIT, CFA, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. Small Cap Growth Fund. Caption below reads "Bernice
Behar."]

John Hancock
V.A. Small Cap Growth Fund

Small-cap stocks slow down, but still outperform

Rising interest rates finally caught up to small-cap growth stocks during the last six months and the group took a breather after last year's spectacular run-up. At the start of 2000, the high-growth technology and telecommunications sectors were still dominating the market's performance, particularly mid- and small-cap companies. But in March and April, the tech sector plunged, as investors grew more focused on fundamentals and concerned that rising rates would indeed cut into corporate profits. In a flight to safety, investors also turned their attention away from growth stocks to less expensive value stocks. With their strong earnings outlook still intact, however, small-cap stocks still managed to outpace the broader market, with the Russell 2000 Index returning 3.04% in the first six months of 2000. The Standard & Poor's 500 Index returned -0.43% in the same period.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is CV Therapeutics 1.4%, the second is Exar Corp. 1.2%, the third Tech Data Corp. 1.2%, the fourth PLX Technology 1.2% and the fifth Virata Corp. 1.2%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

Fund performance

With our focus on small-cap companies that are growing their earnings aggressively, we felt the effects of the move away from growth stocks, although we managed to outperform our benchmark Russell 2000 Growth Index, which returned 1.23% in the six months ended June 30, 2000. In the same period, John Hancock V.A. Small Cap Growth Fund returned 2.94% at net asset value, compared to the 6.89% return of the average variable annuity small-cap fund, according to Lipper, Inc. Historical performance information can be found on page 21.

"Within the
 technology
 group,
 semiconductor
 companies
 were the
 standouts..."

Biotech moves

Biotechnology companies were volatile over the last six months, taking us through several peaks and valleys. But on balance the stocks we held did well, including Alkermes and NPS Pharmaceuticals. We were underweighted versus our peers when the group skyrocketed in January and we built our stake in February. Even though the stocks gave back much of their gains in March, we stuck with the group, but did some pruning, refocusing and doubling up on more high-quality names. For example, we bought more Alkermes in the downturn, which helped us in June when the sector rallied again. We remain very high on the group since many exciting products are winding their way through clinical trials and the FDA approval process. We have specific focuses on companies that have products in later stages of development and on those that are benefiting from the increased spending in the industry. In particular, we like companies that furnish supplies to the biotech industry, like Invitrogen and Techne Corp., two of our bigger contributors to performance.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 7% at the top. The first bar represents the 2.94% total return for John Hancock V.A. Small Cap Growth Fund. The second bar represents the 6.89% total return for Average variable annuity small-cap fund. A note below the chart reads "The total return for John Hancock V.A. Small Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Semiconductors, telecom

Within the technology group, semiconductor companies were the standouts throughout the period. Semiconductor companies focused on the telecommunications industry provided us with the best results, as they continued to benefit from the ongoing build-out of the broadband network. Some of our best names were Terayon Communication Systems, Virata, Exar and PLX Technology. Telecom-related companies such as Powerwave Technologies, which makes power amplifiers for wireless handsets, and Quanta Services, which provides maintenance and line installation services to telecom companies, were two other top performers.

"We are very
 pleased with
 the level
 of earnings
 that our
 companies are
 reporting..."

Internet, radio weak

Internet software application companies had a huge move up in 1999, and we locked in some good profits at the time. In hindsight, we should have been more aggressive in doing so, since the group has come down this year from its lofty levels. That hurt our stakes in companies like Broadbase Software and Accrue Software. But we held on, still believing in these companies' prospects, and the stocks have had a nice rebound off their April bottom. The rebound also helped our stake in Interwoven, which we bought in April during the turmoil. On the other hand, customer-focused e-commerce companies like 24/7 Media, Netcentives, MyPoints.com and Cybergold have stayed in the doldrums and we eliminated them. Other software companies with a broader focus did better for us, including Aspect Development, which was bought by i2 Technologies, and Advent Software.

Radio stocks have been a main theme of ours for the past year, and they served us well until this period. Late last year, we began to sell or cut back some of our holdings because we felt there was a lot of good news already priced into the sector. But we still had an overweighting, and this year advertising spending by start-up Internet companies, which fueled growth last year, began to slow in the more challenging environment. As a result, the group fell out of favor, hurting companies like Radio One, Citadel Communications and Regent Communications that still have a solid outlook.

Energy shines

Our energy holdings, while not a big piece of the portfolio, have produced some of our strongest results this period. As the price of oil has risen, so, too, has drilling and exploration activity. That has benefited companies like Lone Star Technologies, which produces oil field tubular goods, and Pride International, a well-diversified contract gas drilling company with both onshore and offshore drilling services.

A look ahead

We expect that volatility will remain with us while the market continues to contend with rising interest rates and the threat of inflation. At the same time, we are maintaining our optimistic outlook for small-cap growth stocks. We are very pleased with the level of earnings that our companies are reporting, and it gives us renewed confidence in the high-quality companies we have chosen to own.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                          51.06%      108.58%
Average Annual Total Returns(1)                   51.06%       21.13%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 50.81% and 20.04%, respectively.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Small Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Small Cap Growth Fund on August 29, 1996 and is equal to $20,858 as of June 30, 2000. The second line represents the Russell 2000 Growth Index and is equal to $18,752 as of June 30, 2000. The third line represents the Russell 2000 Index and is equal to $17,232 as of June 30, 2000.



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER AND
BARRY H. EVANS, CFA, AND PETER M. SCHOFIELD, PORTFOLIO MANAGERS

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. Sovereign Investors Fund. Caption below reads "John
Snyder."]

John Hancock
V.A. Sovereign Investors Fund

A volatile market produces mixed results in the first half of the year

The first half of 2000 was marked by two distinct periods of stock-market performance. In the first quarter of the year, the market continued where it left off last year. A narrow group of "new economy" stocks -- led primarily by high-flying technology stocks in the NASDAQ Composite Index -- fueled an unprecedented surge in the market.

"...an amend-
 ment that we
 believe will
 enhance
 the Fund's
 investment
 flexibility."

In the second quarter, however, the tide turned. With technology valuations stretched beyond reason, the disparity between technology and other market sectors exceeded any rational explanation. So it wasn't surprising when tech stocks started to tumble in the second quarter. With the Fed's interest-rate hikes sparking concerns about a slower economy, the market started to broaden out and investors began to gravitate to more stable companies with more reasonable valuations. Blue-chip and "old economy" companies -- whose businesses had been strong, but whose stocks had languished -- suddenly came back into favor.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Citigroup 3.3%, the second is Emerson Electric 3.1%, the third Chevron 3.1%, the fourth Interpublic Group 3.0% and the fifth Bestfoods 2.6%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

Understanding performance

Like the stock market, John Hancock V.A. Sovereign Investors Fund also experienced two distinct periods of performance in the first half of the year. During the first quarter's technology-driven market, the Fund lagged its competitors due to its lack of technology holdings. With the market shift in the second quarter, however, the Fund began to outpace its peer group. As value-oriented stocks rebounded, so did many of the stocks in our investment universe, including steady consumer staples stocks like PepsiCo and health-care names like Baxter International and Abbott Laboratories. Consumer cyclical stocks like Home Depot, Lowe's and Target, on the other hand, were hurt by fears that a slowing economy would slow consumer spending. The Fund's strong second-quarter performance wasn't enough to make up for the first-quarter disappointment, and that prevented us from keeping up with our peers during the first half of the year.

For the six months ended June 30, 2000, John Hancock V.A. Sovereign Investors Fund returned -4.49% at net asset value. By comparison, the average variable annuity equity income fund returned -1.64% for the same period, according to Lipper, Inc. Historical performance information can be found on page 24.

Enhancing the investment flexibility

Effective July 1, the Fund's Board of Trustees has approved an amendment that we believe will enhance the Fund's invest ment flexibility. Since its inception, the Fund has invested 100% of its stock investments in what we call "dividend performers" -- those companies that have increased their dividends for at least ten consecutive years. As of July 1, the Fund is able to invest up to 35% of its stock investments in non-dividend performers.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with -5% at the bottom and 0% at the top. The first bar represents the -4.49% total return for John Hancock V.A. Sovereign Investors Fund. The second bar represents the -1.64% total return for Average variable annuity equity income fund. A note below the chart reads "The total return for John Hancock V.A. Sovereign Investors Fund is at net asset value with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

The reason for this modification is simple. Historically, companies have been measured largely on their ability to consistently produce and increase dividends. Today, however, many companies have different views on the importance of dividends as a measure of corporate health. In fact, the number of companies that raise their dividends year after year is shrinking. Instead of paying for dividend increases, many companies are using cash flow to reinvest in their businesses through stock buybacks, acquisitions or restructurings. The rising-dividend requirement that has made so much sense and has served shareholders so well is still valid. However, as the market has evolved, blind adherence to it would threaten our ability to deliver returns.

Fundamental objective unchanged

We want to stress that this modification will not change the Fund's fundamental objective. However, it will give us the flexibility to keep the stocks we like even if their rising-dividend pattern is interrupted. Under the previous policy, not only would we have to sell a company once it broke its rising-dividend pattern, but we couldn't even consider it again until it had another ten consecutive years of rising dividends.
In addition, we will now have the opportunity to consider a broader universe of attractive companies that fit our fundamental criteria -- strong management, financial soundness, stable earnings and profitability, brand-name recognition and reasonable valuations -- even if they do not meet our ten-year rising dividend test.

A look ahead

In our view, this update to the Fund's investment strategy is both practical and prudent. Over the long term, the enhanced flexibility will give us -- and our shareholders -- a better ability to take advantage of opportunities in today's market. In the second half of the year, we will gradually begin to look for opportunities to add non-dividend performer stocks to the portfolio. Of course, we will look across all sectors to find the best investments. Given the Fund's previous underweighting in technology, however, this is one sector we will focus on. We want to stress that even though we will buy some non-dividend performer stocks in this sector, they will still meet our stringent criteria of being established companies with a history of stable earnings and reasonable valuations.

"...we do
 believe that
 the market will
 continue to
 broaden out."

On the macro level, we're optimistic about the market's prospects for the remainder of the year. One of the big questions weighing on investors is how much more the Fed will raise interest rates and what the effect will be on the economy. We've already started to see economic growth taper off from its extremely high levels and inflation remains relatively benign. Given that, we're anticipating more modest rate increases, if any, over next several months.

While investors will continue to buy technology stocks, we do believe that the market will continue to broaden out. As it does, stock selectivity will become even more critical. It will be important to own those companies with solid earnings and reasonable valuations. In our opinion, these are the companies with the strongest upside potential.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                          (6.33%)      61.22%
Average Annual Total Returns(1)                   (6.33%)      13.26%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 12.92%.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $24,147 as of June 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Sovereign Investors Fund on August 29, 1996 and is equal to $16,123 as of June 30, 2000.



BY MIREN ETCHEVERRY FOR THE PORTFOLIO MANAGEMENT TEAM

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. International Fund. Caption below reads "Miren
Etcheverry."]

John Hancock
V.A. International Fund

Overseas markets stumble in 2000 after a strong 1999

International markets posted disappointing results overall in the first six months of 2000. Like the United States, overseas bourses started the year off at a blistering pace, lifted by the strength of the "TMT" sectors -- technology, media and telecommunications. These groups dominated the global markets' performance, leaving old-economy stocks by the wayside. But volatility increased as the year progressed and the rising interest-rate environment prevailed, prompting fears of eroding corporate profits. By March, the trend had reversed, with TMT stocks around the world plunging dramatically between March and April before regaining some of their lost ground in June. In the interim, traditional stocks made a comeback.

[Pie chart at bottom left hand column with heading "Portfolio Diversification." The chart is divided into seven sections (from top to left): Latin America 3%, Canada 5%, Short-Term Investments & Other 6%, Pacific Rim ex-Japan 9%, U.K. & Ireland 15%, Japan 25% and Continental Europe 37%. A note below the chart reads "As a percentage of net assets on June 30, 2000."]

In addition to this broad trend in foreign markets, specific regions and countries had their own issues. Japan began the year buoyed by increasing optimism about the economy and corporate restructuring. But then the market, as measured by the Nikkei Index, fell after an index reshuffling led to a heavier weighting in technology stocks. Emerging markets in Asia and Latin America fell steeply as concerns grew about the U.S. economic and monetary outlook, and therefore their prospects for growth. In Europe, economic recovery continued, although the United Kingdom fell on profit worries. For U.S. investors, however, the continuing decline of the euro currency took away any gains. What's more, after valuations in Europe had become lofty and the climate grew more uncertain, investors began shifting assets from Europe to the United States, where valuations seemed more attractive following the tech-heavy NASDAQ Composite Index's plunge. Overall, overseas markets, as measured by the Fund's benchmark, the MSCI All Country World Free Ex-U.S. Index, lost ground, returning -3.33%.

"...the
 technology
 and telecom
 groups
 provided us
 with some of
 our best
 and worst
 performers."

TMT hurts relative performance

For the six months ended June 30, 2000, John Hancock V.A. International Fund posted a total return of -11.72% at net asset value, compared to the -3.59% return of the average variable annuity international fund, according to Lipper, Inc. Historical performance information can be found on page 27.

Even though we were overweighted in tech and telecom stocks compared to the MSCI index, our overweighting was less than that of our peers when the tech group skyrocketed in early 2000. We also maintained a higher TMT weighting as these stocks came back to earth, causing us to miss on both the dramatic up and down sides. Not surprisingly, the technology and telecom groups provided us with some of our best and worst performers. The best included Germany's Mannesmann, which was acquired during the period by the U.K.'s Vodafone, whose stock got pummeled after the announcement. We also did well with Canada's Nortel Networks, Finland's Nokia and Taiwan's Taiwan Semiconductor Manufacturing. What hurt us were our technology and telecom stock selections, especially in Japan and the U.K., including NTT Mobile Communication Network, Fujitsu, Hikari Tsushin and Sony in Japan and British Telecom, which is struggling with weak management and disappointing earnings results, and Vodafone in the U.K.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 2% with -12% at the bottom and 0% at the top.
The first bar represents the -11.72% total return for John Hancock V.A. International Fund. The second bar represents the -3.59% total return for Average variable annuity international fund. A note below the chart reads "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average variable annuity international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"The backdrop
 remains
 positive for
 international
 equities..."

Japan, Europe still focus areas

We are maintaining an overweighting in Japan, which stood at 25% of the Fund's net assets at the end of June, because, despite short-term setbacks, the economic picture is showing signs of improving slowly but surely. We would rather see a gradual, tentative recovery in Japan than a sharp one, because it helps maintain the discipline needed to ensure that recovery and corporate reform actually happen long term. We also see real opportunity in the corporate restructurings that continue to take place there. Our focus remains on companies that stand to benefit from economic recovery, corporate restructuring and the worldwide telecommunications boom.

To take advantage of the growing opportunity in Japan, we trimmed our stake in Europe to an underweighted 52% of net assets. After the Continent's strong run-up last year, European stocks appear fully valued compared to Japan, especially in the technology and telecommunications areas. We continue to prefer countries in continental Europe to the U.K., where the outlook for earnings is less certain. The Continent is where much of the positive developments are occurring, including a more robust economic growth picture and corporate restructurings.

Going forward

The backdrop remains positive for international equities, given the current macroeconomic environment of high growth with low inflation, and continued corporate restructurings. In the near term, however, we are moving to a slightly more defensive country allocation due to the current market uncertainty and prospects for further rate increases. For example, we trimmed our overweighting in Japan during the period, although we remain very positive, since the fundamentals and valuation levels there are good. Corporate and economic reforms and the return to a more sustainable level of earnings growth, through increased domestic demand, will be the main forces behind performance of the Asian markets for the rest of the year. We are also increasing our underweighting in the U.K., where a sudden deterioration in business sentiment strikes us as a bad omen for earnings. Although we added some countries to our emerging-market basket early in the period, we pared it later on and are keeping our stake in these countries well below the index weighting. Finally, we remain high on technology not only as a sector to invest in, but also because it has provided the productivity enhancements that are at the root of the quickening pace of corporate restructuring we are seeing around the world.

-----------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                          15.20%       52.08%
Average Annual Total Returns(1)                   15.20%       11.55%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 13.69% and 10.05%, respectively.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Ex-U.S. Index, which measures the performance of a broad range of developed and emerging stock markets. The index represents securities that are freely traded on a variety of equity exchanges around the world. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $15,484 as of June 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. International Fund on August 29, 1996 and is equal to $15,207 as of June 30, 2000.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. Financial Industries Fund. Caption below reads "Jim
Schmidt."]

John Hancock
V.A. Financial Industries Fund

Fund outperforms peers in rising interest-rate environment

Financial stocks struggled in a rising interest-rate environment over the last six months. The culprit was the super-robust economy that prompted the Federal Reserve to continue last year's inflation-fighting posture of raising interest rates, which it did three more times in the last six months. As if that weren't enough, in January and February, investors only had eyes for red-hot technology stocks and left the financial sector to jump on the high-growth bandwagon. Brief financial-stock rallies in March and May were halted in June when several banks revised their earnings expectations downward due to increases in bad loans. Regional bank stocks were hit hardest of all, despite the continued strength of the overall group's fundamentals, because the market perceives their profits to be the most susceptible to rising rates. The large money-center banks and brokerage houses -- with their investment advisory and other market-related activities -- were the group's pockets of strength.

"...well served
 by our focus
 on the...
 leaders in
 each of their
 categories."

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Charles Schwab 5.7%, the second is American Express 4.6%, the third Morgan Stanley Dean Witter 3.9%, the fourth Fiserv 3.8% and the fifth Bank of New York 3.6%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

Fund performance

In this challenging environment, financial-stock investors did well just to break even, so we were pleased that the Fund outperformed other financial services funds. For the six months ended June 30, 2000, John Hancock V.A. Financial Industries Fund posted a total return of 5.74% at net asset value. That compared with the --1.93% return of the average open-end financial services fund, and the 9.83% return of the average variable annuity sector/miscellaneous fund, according to Lipper, Inc. See page 30 for historical performance information.

Mergers and financial reform

We attribute part of our outperformance to mergers during the period that involved several of our larger holdings. Shortly after the Gramm-Leach-Bliley Financial Services Modernization Act was signed last November, we saw the first fruits of this landmark bill that broke down Depression-era barriers preventing banks, insurance companies and securities brokers from affiliating. They included broker Charles Schwab, which bought U.S. Trust, and Citigroup, which bought the remaining portion of Travelers Property Casualty. The positive trend of industry mergers also continued, with European insurance company Dexia purchasing Financial Security Assurance, a U.S.-based com pany that provides municipal bond insurance.

Our several Euro pean financial stocks also did well, including Amvescap, a very well-run U.K. money-management company, and Nordic Baltic Holding, the premier Internet bank in Scandinavia which was formed from the merger of Finnish bank Merita and Swedish bank Nordbanken.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 3% with -3% at the bottom and 12% at the top.
The first bar represents the 5.74% total return for John
Hancock V.A. Financial Industries Fund. The second bar represents the -1.93% total return for Average open-end financial services fund. The third bar represents the 9.83% total return for Average variable annuity sector/miscellaneous fund. A note below the chart reads "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity sector/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

Dominant-player theme pays off

Overall, the Fund was well served by our focus on the largest companies that are the leaders in each of their categories. Brokerage companies were some of the best-performing financial stocks, and we benefited from our shift last year away from the smaller regional names toward the larger firms such as Merrill Lynch, Morgan Stanley Dean Witter and Charles Schwab. There has been a significant concentration of investment banking market share in the hands of a few "bulge bracket" firms at the expense of some of the regionals. Additionally, smaller firms tend to be more dependent on retail commission revenues that are vulnerable to price competition from on-line traders.

Our stake in the dominant life insurance company AXA Financial helped us, as the stock of this well-run company continued to advance.
Likewise, Marsh & McLennan, which is a combination of the largest insurance brokerage firm and an asset manager, Putnam, served us well.

Focus on trust banks

We avoided a number of the regional banks that were hurt by rising rates and some earnings shortfall announcements, although we owned First Tennessee, whose stock was hurt by a severe drop in mortgage-banking earnings. Rather, we focused on trust banks, such as Northern Trust, Bank of New York and State Street Corporation -- the largest global player in the custody arena. These banks have held up the best because of what they have in common, which is recurring revenue streams from their main trust advisory business and less exposure to credit risk, since their loan activity is either small or nonexistent. This leaves them less vulnerable to interest-rate moves.

Individual disappointments

As in any time period, this one had its share of disappointments for us. Financial software company Intuit, which served us well last year and early this year in the technology sector's long surge, was dragged down with the rest of the group during the turmoil in March and April. Insurance company Protective Life saw its stock hit after it missed its first-quarter earnings target. It was only the first time in ten years that it did so and we believe it was an isolated event, so we are holding on to the stock.

"Business
 conditions
 remain
 basically
 sound for
 the financial
 companies in
 which we
 invest..."

Reasons for optimism

While questions about interest rates and inflation could keep the market volatile for now, we continue to believe that today financial stocks hold enormous potential. Business conditions remain basically sound for the financial companies in which we invest, with a healthy economic background bolstering favorable earnings growth at most financial companies. We also expect Gramm-Leach-Bliley to produce further cross-industry consolidation. Finally, many financial stocks' prices have fallen to very attractive levels, and investors have begun to broaden their interest beyond the technology sector.

-----------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (4/30/97)
                                             ----------   ----------
Cumulative Total Returns                           2.36%       56.94%
Average Annual Total Returns(1)                    2.36%       15.31%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 15.24%.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $18,994 as of June 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Financial Industries Fund on April 30, 1997 and is equal to $15,694 as of June 30, 2000.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. Regional Bank Fund. Caption below reads "Jim Schmidt."]

John Hancock
V.A. Regional Bank Fund

Rising interest rates continue to dog regional bank stocks

In the first six months of 2000, regional bank stocks continued to buck the stiff headwinds of rising interest rates and a red-hot technology sector that held investors' undivided attention early in the year and sent bank stocks down to historically low levels by March. Shortly thereafter, the group staged two brief rallies, first when tech stocks lost their luster and then in May when the belief grew that the Federal Reserve was nearing the end of its cycle of interest-rate hikes. But the group was stopped dead in its tracks in June by announcements from a few of the larger regional banks that they expected earnings shortfalls due to increases in non- performing loans. Even though bank fundamentals for the overall group remain sound and the level of bad loans is still very low, the news shook up investors who began to wonder if this was just the tip of the iceberg.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is FirstMerit Corp. 3.3%, the second is Financial Institutions, Inc. 3.2%, the third Mid-State Bancshares 3.1%, the fourth Fifth Third Bancorp 3.1% and the fifth Cascade Bancorp 2.8%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

Regional bank focus hurts fund

In this difficult environment, regional bank stocks lost ground and so did the Fund. For the six months ended June 30, 2000, John Hancock V.A. Regional Bank Fund returned -9.37%. That compared with the -1.93% return of the average open-end financial services fund and the 9.83% return of the average variable annuity sector/miscellaneous fund, according to Lipper, Inc. Historical performance information can be found on page 33.

"...we remain
 encouraged
 by the news
 we are get-
 ting from our
 companies."

Our performance versus the Lipper group of financial services funds suffered from our focus on regional banks, as opposed to the better-performing securities brokers, money center banks and larger diversified firms. Furthermore, we did have positions in several banks whose stock declined due to disappointing earnings. These included First Tennessee, which experienced a severe drop in mortgage-banking earnings; Centura, which had declines in net interest margins as loans had to be funded with higher-cost deposits; and Union BanCal, one of the banks that had to bolster its reserve level, and therefore reduce second-quarter earnings, due to an increase in non-performing loans.

A word about asset quality

Since the early 1990s, banks operating in the United States have benefited from an expanding economy and a favorable lending environment. The current level of non-performing assets is only 0.65% of total assets, which is an extremely low number by historical standards. Therefore, we think there is a likelihood that we will see a pickup in problem loans if the Fed's interest-rate hikes have their desired effect of slowing economic growth. We think the area most likely to experience deteriorating credit quality is syndicated loans. These are large loans, shared among a consortium of banks, made to companies that are typically rated below investment grade. In particular, loans booked in 1997 and early 1998 -- when lending terms were more flexible and the market was more receptive than it is today to considering marginal credits -- are vulnerable. Indeed, a handful of banks have already recognized problems in their syndicated portfolio. However, we think that the increase in bad loans across the system will be muted, and that the banking industry has established adequate loan loss reserves. On an ongoing basis, our seasoned team of managers and analysts will continue to carefully scrutinize the credit risks and prospects of our banks.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 2% with -10% at the bottom and 12% at the top. The first bar represents the -9.37% total return for John Hancock V.A. Regional Bank Fund. The second bar represents the -1.93% total return for Average open-end financial services fund. The third bar represents the 9.83% total return for Average variable annuity sector/miscellaneous fund. A note below the chart reads "The total return for John Hancock V.A. Regional Bank Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity sector/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

"Despite
 sporadic
 credit-quality
 problems,
 the banking
 industry is
 basically
 healthy..."

Good fundamentals nonetheless

In fact, we remain encouraged by the news we are getting from our companies. Even with rising rates and an increase in non-performing assets, we still anticipate average bank earnings growth in 2000 of between 8% and 10% over 1999. Although this is slower than the unsustainable levels of the past five years, it has been far better than the performance of the stocks would indicate. Loan growth remains excellent and revenue growth is good, especially in the fee-related line.

Basic strategy intact

Over the last six months, we maintained our long-term strategy of owning regional banks and thrifts that can produce reliable earnings growth and also have the potential to benefit from industry consolidation. Because of the steady increase in interest rates, we are especially wary of banks or thrifts that have asset-liability mismatches that make them vulnerable to high rates. We took profits and cut back on some of our larger-sized banks, which rose the most during the brief rallies, and redeployed the assets into less expensive small and mid-sized bank stocks such as M&T Bank Corp. and Cascade Bancorp.

Merger slowdown, but longer-term trend continues

Although many banks are selling at inexpensive prices that would make them ripe for being taken over at a premium, merger activity was slow in the first half of 2000. Many banks are resisting being sold at price levels lower than they were two years ago. What's more, investors still have a bad taste in their mouths from some of the headline mergers in 1997 and 1998 that have not lived up to expectations. Eventually, consolidation activity should pick up once the sparks of rising bank-stock prices and several successfully completed mergers kick in.

Bank stocks remain compelling

As investors wait for signals that the Federal Reserve is done raising interest rates, bank stocks could remain volatile. We are also keeping our eyes on the potential for further asset- quality announcements that could roil the group. While these events might color our short-term view, they have not changed our positive long-term outlook. Despite sporadic credit-quality problems, the banking industry is basically healthy, with earnings growth equal to the overall market's, even as bank-stock prices remain far below average. In addition, the theme of industry consolidation remains solidly in place, albeit waxing and waning with the market's moves.

-----------------------------------------------------------------------
Sector investing is subject to greater risks than the market as  a whole.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (5/1/98)
                                             ----------   ----------
Cumulative Total Returns                         (17.26%)     (19.33%)
Average Annual Total Returns(1)                  (17.26%)      (9.45%)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average total return since inception would have been (9.46%).


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Regional Bank Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $13,464 as of June 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Regional Bank Fund on May 1, 1998 and is equal to $8,068 as of June 30, 2000.



BY BARRY GORDON, MARC H. KLEE, CFA, AND ALAN LOEWENSTEIN, CFA,
PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
V.A. Technology Fund. Caption below reads "Technology Fund management team members (l-r): Barry Gordon, Marc Klee and
Alan Loewenstein."]

John Hancock
V.A. Technology Fund

Up and down period for high-flying technology stocks


To better understand how technology stocks fared during the Fund's first two months of operations in May and June, it's useful to take a look backward. From August through October 1998, tech stocks were severely beaten down in response to fears of a global recession. When those worries abated, it wasn't all that surprising that bargain-priced technology stocks staged an unprecedented rally that extended into March 2000. That's when the tech sector took a headlong plunge, posting losses in response to some old-fashioned profit-taking, concerns about sky-high valuations in some areas, particularly Internet-related stocks, and uncertainty over the outcome of the government's antitrust suit against Microsoft -- and, by extension, the tech sector's prospects. Tech stocks remained extremely volatile over the next several weeks, and by late May the tech-laden NASDAQ Composite Index lost more than a third of its value. However, a late-June burst of renewed optimism about tech stocks and interest rates sent the NASDAQ to its highest level in two months.

"Among our
 best perform-
 ers over the
 last two
 months were
 semiconductor
 and related
 companies."

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Micron Technology 3.6%, the second is EMC Corp. 2.5%, the third CIENA Corp. 2.4%, the fourth Integrated Device Technology 2.2% and the fifth Solectron Corp. 2.2%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

Fund performance

John Hancock V.A. Technology Fund, which was launched on May 1, 2000, posted a total return of 10.50% at net asset value in its brief first two months of operations. Those returns were better than the average open-end science and technology fund's 1.95% return and the average variable annuity sector/miscellaneous fund's return of 4.16% in the same two-month period, according to Lipper, Inc.

Strategy and performance explained

We're bottom-up investors, focusing on individual stock selection, looking at companies across the broad spectrum of tech companies including hardware, software, the Internet and telecommunications. Even if there are periods when it appears as if all tech stocks have the Midas touch, we know that over the long term all tech companies are not created equal, and their stocks do not always behave alike. We believe the key to investing in technology is to keep our eyes focused on the basics. We take a diversified approach, holding stocks from a wide range of technology subsectors to better manage risk.

[Bar chart at the top of left hand column with heading "Fund
Performance." Under the heading is a note that reads "From inception May 1, 2000 through June 30, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top.
The first bar represents the 10.50% total return for John
Hancock V.A. Technology Fund. The second bar represents the
1.95% total return for Average open-end science and technology fund. The third bar represents the 4.16% total return for Average variable annuity sector/miscellaneous fund. A note below the chart reads "The total return for John
Hancock V.A. Technology Fund is at net asset value with all distributions reinvested. The average open-end science and technology fund and variable annuity sector/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

This is a relatively conservative approach for a technology fund, but it's the way we operate, and we believe it's especially prudent in these times. We avoid falling under the spell of technology as a phenomenon, or swooning over each new idea, such as the Internet. Instead, we draw on our decades of industry and investment experience, using in-depth research and fundamental analysis to understand a company and the environment in which it operates. We then determine its true value and what we're willing to pay for it. This includes realistically assessing a company's long-term business prospects and its potential for profit growth.

Leaders and laggards

Among our best performers over the last two months were semiconductor and related companies. They did exceedingly well as the demand for chips outstripped supply, driving chip prices higher. In addition to strong growth in personal computers, many chip makers benefited from increasing demand for a whole range of products -- including various telecommunications products, cable television, radios, medical devices, cars, stereos, Internet access devices and a variety of other consumer products. Some of the Fund's best performers were chipmakers such as Micron Technology, Integrated Device Technology and Cypress Semiconductor Corp.

While most dot-com stocks tumbled during the period, many of the companies that form the infrastructure of the Internet enjoyed tremendous gains. The ongoing explosion in Internet usage helped propel Oracle, which makes the software that has become the foundation for Web sites, e-commerce and corporate networks, to strong gains. Cisco Systems, which provides the backbone to the Internet, followed close behind. Two other holdings, storage company EMC and telephone handset maker Nokia, both benefited from the explosion in data transmission that has been aided by the growth of the Internet.

Most of our disappointments were limited to dot-com companies. One of our biggest disappointments was Internet search service Ask Jeeves. We continued to maintain our stake in the company because we believe that the company has plenty to gain with its entry into business-to-business applications.

"...we believe
 an even
 broader range
 of technology
 stocks can
 continue to
 outperform
 the market..."

Outlook

We remain optimistic about the prospects for technology stocks, although we certainly do not expect their returns to approach the levels investors enjoyed in 1999. Today's ever-shorter product life cycle quickly renders products obsolete, and a company's ability to maintain a competitive lead keeps shrinking. The cyclical nature of technology spending means that tech stocks will respond to the economy's ups and downs. But, with fundamentals increasingly solid at many tech companies, we believe an even broader range of technology stocks can continue to outperform the market, albeit on a more modest basis. That said, we also expect that heightened volatility will remain a fact of life, especially while the prospects for further interest-rate hikes remain real. In this type of environment, selectivity -- choosing individual companies based on good valuations and fundamentals -- becomes more important than ever. In addition, we encourage investors to keep a long-term perspective and set appropriate expectations when investing in this more volatile, cutting-edge sector of the market.

-----------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                               SINCE
                                             INCEPTION
                                              (5/1/00)
                                             ----------
Cumulative Total Return                        10.50%
Average Annual Total Return(1)                 10.50%(2)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 9.24%.

(2) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Technology Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Technology Fund on May 1, 2000 and is equal to $11,050 as of June 30, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $10,036 as of June 30, 2000.



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BENJAMIN A.MATTHEWS, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. Bond Fund. Caption below reads "James Ho."]

John Hancock
V.A. Bond Fund

Fund weathers market's challenges, posts gains

The six months ended June 30, 2000 was a difficult time for corporate bond investors, although the broad fixed-income market showed considerable improvement in the final weeks of the period. The Federal Reserve Board's commitment to reining in inflation in the face of strong economic growth caused investors to worry about the effect such a slowdown might have on corporate earnings. This, in turn, led to concern about the future creditworthiness of corporate issuers, driving prices down and yields up. The Treasury's announcement that it would buy back millions of dollars in debt, along with the stock market's volatility, further exacerbated corporate-bond price declines as investors flocked to long-term Treasury bonds. Other fixed-income sectors suffered as well. The yield curve inverted for the first time since 1990. Corporate bond spreads, the difference in yield between bonds of different credit quality, reached levels as wide as in the 1990 recession.

[Table at bottom left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 52%, the second is Utilities 7%, the third Mortgage Banking 6%, the fourth Telecommunications 5% and the fifth Media 4%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

Market settles down

The market's choppiness lasted through mid-May. At that time, a series of economic reports suggested that the Fed's actions were having an effect on moderating economic growth. Investors took that to mean the Fed may be near the end of its tightening cycle, giving them reason to feel more comfortable owning credit-sensitive securities, such as corporate bonds -- both investment-grade and high-yield -- and mortgage-backed issues. In the final month of the period, these sectors rebounded and credit spreads began to narrow.

"For defensive
 reasons, we
 chose to
 upgrade the
 portfolio early
 in the
 year..."

Fund's flexibility helps it outperform

For the six months ended June 30, 2000, John Hancock V.A. Bond Fund produced a total return of 4.19% at net asset value. This compares favorably with the 3.23% return of the average variable annuity corporate debt A-rated fund, according to Lipper, Inc. We believe the Fund's outperformance was due, in large part, to the portfolio's flexible sector strategy and our timely shifts in duration and yield-curve positioning. For historical performance information, please turn to page 39.

Upgrading takes place

For defensive reasons, we chose to upgrade the portfolio early in the year, trimming back positions in the high-yield arena and moving into the shorter-term maturity debt of companies in which we already owned 30-year issues. For example, in anticipation of credit spread widening we rotated out of the longer-term bonds of General Motors, CalEnergy and Lockheed Martin in favor of their five-year debt. This strategy proved advantageous as longer-term issues suffered the most from investors' credit fears. By the end of the period, the improved investment environment had prompted us to begin selectively adding back to longer-term corporate issues, taking advantage of their attractive valuations.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.19% total return for John Hancock V.A. Bond Fund. The second bar represents the 3.23% total return for Average variable annuity corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock V.A. Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...we are
 cautiously
 optimistic..."

The other leg of our upgrade strategy involved bolstering the Fund's stake in AAA-rated mortgage-backed issues, primarily Ginnie Maes, and limiting the portfolio's exposure to emerging-market bonds. We also moved out of some Fannie Mae positions and bank holdings quickly, thereby avoiding the brunt of the price declines. First Union, Liberty Mutual and Fairfax Financial were a few of the finance holdings we sold. Late in the period, we began adding back to some of the Fannie Mae securities because their prices had become quite compelling.

Partaking in the "new economy"

We believe telecommunications, media/cable and wireless companies are among the more dynamic sectors of the corporate bond market. Their astounding growth potential makes them attractive to investors in all stages of a market's cycle. For this reason, they continue to be one of our main focuses in the corporate arena. Noteworthy holdings include Continental Cablevision, Metromedia Fiber Network, EchoStar, Verio, Nextel Com munications, Clearnet Communications, SFX Entertainment and VoiceStream Wireless.

Other sectors that worked well for the Fund this period include utilities, because of their predictable income stream, and energy-related issues, because of the rise in oil prices and growth in exploration. Niagara Mohawk Power, Midland Funding, Apache Finance Canada, Occidental Petroleum and Tosco Corp. were several holdings that produced solid results.

Duration and yield curve tactics

Active duration management and careful positioning of the Fund's Treasury holdings along the yield curve contributed to the portfolio's outperformance this period. We modified our strategy from being defensive early in the fiscal year to somewhat opportunistic at period's end. We began with an average duration that was shorter than our peers' and later moved it out to neutral. The shorter duration helped cushion the portfolio's share price when interest rates were rising. Moving it out to neutral means that we are making no major interest-rate bets just yet.

The Fund's Treasury holdings were aligned at the short and long end of the yield curve. (The yield curve is a plotting of yields across the maturity spectrum.) As the yield curve flattened and then inverted, longer-term Treasury bond prices rose and the Fund benefited. In late May, we began moving into intermediate-term securities, preparing for what we believe will be a steepening of the curve as the Fed winds down on raising rates. By the period's end, the yield curve had begun to steepen slightly and the intermediate-term issues were performing well.

Further uncertainty a possibility

Going forward, we are cautiously optimistic, recognizing there still exists the potential for stronger economic growth, which could lead to further interest-rate hikes. As always, we shall continue to fully utilize the Fund's sector flexibility to tap into the possibilities that any market uncertainty might produce.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                           5.01%       29.45%
Average Annual Total Returns(1)                    5.01%        6.96%

YIELD
For the period ended June 30, 2000
                                             SEC 30-DAY
                                                  YIELD
                                             ----------
John Hancock V.A. Bond Fund(1)                     6.63%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 4.82% and 5.96%, respectively. Without the limitation of expenses, the yield would have been 6.50%.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index -- an unmanaged index that measures the investment objectives and characteristics of the Fund. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Bond Fund on August 29, 1996 and is equal to $12,940 as of June 30, 2000. The second line represents the Lehman Brothers Corporate Bond Index and is equal to $12,635 as of June 30, 2000.



BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND FREDERICK L. CAVANAUGH, JR., JANET L. CLAY, CFA, AND DANIEL S. JANIS, PORTFOLIO MANAGERS

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. High Yield Bond Fund. Caption below reads "Arthur
Calavritinos."]

John Hancock
V.A. High Yield Bond Fund

High-yield bonds post dreary results for past six months

High-yield bonds made little headway over the last six months, as they fought the twin demons of rising interest rates and investor disinterest. With the U.S. economy growing at a blistering pace, the Federal Reserve continued to raise interest rates to ward off inflation. As a result, bond prices, which move in the opposite direction of interest rates, fell. High-yield bonds also just couldn't compete with the returns of high-flying technology stocks in early 2000, and investors left, or ignored, the sector to pursue the lure of the New Economy. This, combined with a lack of liquidity and an increase in the number of high-yield defaults, drove high-yield prices down further.

"The Fund
 benefited
 from its
 overweighted
 position in
 the energy
 and paper
 sectors."

[Pie chart at bottom left hand column with heading "Portfolio Diversification." The chart is divided into six sections (from top to left): Convertible Bonds 3%, Short-Term Investments & Other 4%, Common Stock 8%, Preferred Stock 11%, Foreign Corporate Bonds 17% and U.S. Corporate Bonds 57%. A note below the chart reads "As a percentage of net assets on June 30, 2000."]

Fund performance

In this difficult environment, high-yield bond funds had a hard time just breaking even. For the six months ended June 30, 2000, John Hancock V.A. High Yield Bond Fund posted a total return of -0.43% at net asset value. By comparison, the average variable annuity high current yield fund returned -1.15%, according to Lipper, Inc. Historical performance information can be found on page 42.

Energy, paper help Fund hold up better

The Fund benefited from its overweighted position in the energy and paper sectors. Rising oil prices prompted a renewed interest in drilling and exploration, to the benefit of oil service companies R&B Falcon and Key Energy Services, in which we took some profits when its stock and bonds hit our price targets. Drilling company Grey Wolf was also a strong performer, with its dominance in drilling for natural gas. These three companies are dominant in their fields and have the most valuable, sought-after assets where the barriers to entry are high. Companies like Key Energy have also reaped the rewards of spearheading the consolidation that has changed and improved its industry.

Consolidation activity in the paper industry continued to benefit the sector, allowing the remaining players to boost prices, especially given the lack of new supply. As merger activity heated up, the stock and bond prices of longtime holding Repap New Bruns wick rose on speculation that the company would be bought out. When they reached our target levels, we sold our position and locked in profits. Packaging Corp. of America also served us well when the company took back some of its preferred stock at an attractive price.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with -2% at the bottom and 0% at the top. The first bar represents the -0.43% total return for John Hancock V.A. High Yield Bond Fund. The second bar represents the -1.15% total return for Average variable annuity high current yield fund. A note below the chart reads "The total return for John Hancock V.A. High Yield Bond Fund is at net asset value with all distributions reinvested. The average variable annuity high current yield fund is tracked by Lipper, Inc. See the following page for historical performance information."]

New additions do well

We used our value approach to investing to add a couple of holdings with compelling risk/reward profiles to the top of our list, including Canadian forest products company TimberWest Forest Corp. and mining company Freeport-McMoRan Copper & Gold. TimberWest has great physical assets, and the security we bought was yielding 12% with the potential for dividend increases. Freeport-McMoRan is a New Orleans-based company with the world's largest copper and gold mine in Indonesia. We bought a very high- yielding, short-maturity bond that was cheap because of the perceived higher risk of the mine's location. We believe the company's strong fundamentals, including great interest coverage and free cash flow, adequately compensate for the added risk. Both of these securities rose in price during the period.

Selectivity counts

In addition to avoiding a number of sectors that produced poor results, like health care, textiles, specialty retailers and consumer products, we also managed to steer clear of some of the worst-performing individual companies. We did not escape altogether, however. Pathmark Supermarkets saw its preferred stock and bonds hit hard when a U.S. antitrust ruling foiled a Dutch company's bid to buy the New York supermarket chain. Pathmark defaulted on its bonds and is in the process of working out a financial restructuring package. Coal company AEI Resources also ran into difficulties over accounting issues and falling coal prices.

Telecom picks

Telecommunications companies make up the largest component of the high-yield market, and it is the Fund's largest sector weighting as well. The sector got hit when the environment for technology soured in March and April and fears grew that telecom companies might have a harder time getting access to their next phase of capital in the equity market. We have maintained an underweighting in the sector, since so many telecom companies have yet to deliver results. We are sticking with companies that display the best ability to grow revenues and that have good business plans and a market, cost or product advantage. Currently we like telephone companies in Europe and cell-phone companies like Nextel Communications that are developing the next generation of wireless equipment.

"In this
 environment,
 individual
 credit selec-
 tion is more
 important
 than ever."

A look ahead

For now, all eyes are on the economy, waiting for signs that growth has slowed to the Fed's satisfaction. In the short term, if the U.S. economy slows too much, high-yield companies could have a harder time implementing their business plans and making their earnings targets. In this environment, individual credit selection is more important than ever. Consolidating industries remain a focus, including the airlines, where merger activity picked up in the last six months, causing us to double our position in Northwest Airlines at times when the stock was in a lull.

-----------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000

                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (1/6/98)
                                             ----------   ----------
Cumulative Total Returns                           3.44%        1.60%
Average Annual Total Returns(1)                    3.44%        0.64%

YIELD
For the period ended June 30, 2000

                                             SEC 30-DAY
                                                  YIELD
                                             ----------
John Hancock V.A. High Yield Bond Fund(1)         11.64%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 3.14% and 0.36%, respectively. Without the limitation of expenses, the yield would have been 11.26%.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. High Yield Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $10,304 as of June 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. High Yield Bond Fund on January 6, 1998 and is equal to $10,160 as of June 30, 2000.



BY DAWN BAILLIE FOR THE PORTFOLIO MANAGEMENT TEAM

[A 2" x 3" photo at bottom middle of page of John Hancock
V.A. Money Market Fund. Caption below reads "Dawn Baillie."]

John Hancock
V.A. Money Market Fund

Inflation fears and a strong economy
push interest rates higher

Money-market yields continued to rise over the last six months, as the roaring U.S. economy caused the Federal Reserve to intensify its inflation-fighting campaign with three additional interest-rate hikes in 2000. As a result, the federal funds rate that banks charge each other for overnight loans climbed from 5.50% in December to 6.50% by the end of June. Money-market yields are pegged to changes in the federal funds rate, also rose. As the stock market -- technology stocks in particular -- cooled off and produced lackluster results in the first six months of the year, money-market funds began to provide very competitive returns.

The Federal Reserve remains intent on preventing inflation from spiking, and entered 2000 with its "tightening" bias decidedly intact. Robust fourth-quarter gross domestic product numbers released in January signaled that economic growth remained strong, so the Fed raised rates by one-quarter of a percentage point. Then oil prices rose to over $30 per barrel -- a level not seen since the 1970s -- and unemployment edged down to 3.9%, increasing the potential for wage inflation. As a result, the Fed raised rates by another quarter percentage point in March and a half a percentage point in May. Finally, the economy began to show signs of slowing, and the Fed left rates unchanged at its recent June meeting. However, it restated its position that inflation was still public enemy number one and that the Fed would not permit it to emerge.

7-day effective yield

On June 30, 2000, John Hancock V.A. Money Market Fund had a 7-day effective yield of 6.23%. By comparison, the average taxable money-market fund had a 7-day effective yield of 5.90%, according to Lipper, Inc.

"Money-market
 yields
 continued to
 rise over
 the last six
 months..."

Short maturity provides flexibility

Since it was clear that the Fed was going to continue to push rates up in response to the steaming economy, we maintained a conservative stance through much of the last six months. By keeping the Fund's maturity shorter than average, we didn't have our money locked up for so long, and were able to reinvest in higher-yielding securities after each rate hike.

A look ahead

While there have been some hints of an economic slowdown lately, we believe there is a real possibility that the Fed could raise rates a few more times. Typically, it takes at least six months for higher interest rates to have a measurable economic impact, so it could be at least the end of the summer before the effects of the three latest hikes have an impact. But if signs of a slowdown continue, the Fed could be coming nearer to ending its rate-hike cycle. In an election year, the Fed may also want to stay out of the political fray by wrapping up before the campaign season moves into high gear.

[Bar chart at the top of left hand column with heading "7-Day Effective Yield." Under the heading is a note that reads "As of June 30, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 6.23% total return for John Hancock V.A. Money Market Fund. The second bar represents the 5.90% total return for Average taxable money-market fund. A note below the chart reads "The average taxable money-market fund is tracked by Lipper, Inc. Past performance is no guarantee of future results."]

"...we believe
 there is a
 real possibility
 that the Fed
 could raise
 rates a few
 more times."

Until it's clear that the Fed is done, we will keep the Fund's duration shorter than average to take advantage of further increases. As always, we will focus not only on providing the Fund with a competitive yield, but also on preserving stability of principal.

-----------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.



BY FREDERICK CAVANAUGH, PORTFOLIO MANAGEMENT TEAM LEADER,
ARTHUR N. CALAVRITINOS, CFA, JANET L. CLAY, CFA, AND DANIEL S. JANIS, PORTFOLIO MANAGERS

[A 2" x 3" photo at bottom right side of page of John Hancock
V.A. Strategic Income Fund. Caption below reads "Fred
Cavanaugh."]

John Hancock
V.A. Strategic Income Fund

Rate jitters, inflation worries plague global bond markets

The global bond markets produced divergent results during the six-month period ended June 30, 2000. The U.S. Treasury market posted positive returns even though the Federal Reserve continued to raise interest rates. Faced with a stubbornly robust economy and a red-hot stock market, the Fed acted preemptively to cool inflationary pressures. Of course, bond investors dislike even the hint of inflation because it erodes the returns of fixed-income investments. The most recent rate hike was a half-percentage-point increase in May, the largest rate hike in five years.

Amid these rate hikes, the Treasury market's reasonably strong performance was driven by technical factors, rather than fundamental economic and interest-rate concerns. Investors increasingly focused on the U.S. government's efforts to pay down its debt. During the period, the Treasury scaled back its auctions of new debt and announced plans to repurchase $30 billion of its outstanding higher-yielding longer-term Treasury bonds. This caused the Treasury yield curve to invert for the first time since 1990. Investors usually demand higher yields on longer-term bonds than on shorter-term ones. But because of the reduced supply of long-term securities, the yield on the 30-year bond was about one percentage point lower than the yield on the 10-year Treasury bond.

[Table at bottom left hand column entitled "Top Five Bond
Sectors." The first listing is U.S. Government 35%, the second is Telecommunications 27%, the third Media 4%, the fourth Leisure 3% and the fifth Utilities 3%. A note below the table reads "As a percentage of net assets on June 30, 2000."]

Foreign bonds turned in a mixed performance. European government bonds lagged their U.S. counterparts as improving economic conditions and rising interest rates on that continent curtailed bond returns. Emerging-market bonds from Asia and Latin America started the year off strong, but languished a bit toward the end of the period as their economies improved.

"Entering the
 new year, we
 had increased
 our stake in
 U.S. Treasury
 securities..."

High-yield corporate bonds were the among the global bond market's biggest disappointment during the period. For the majority of companies, their challenges had nothing to do with a material worsening of their credit quality. In fact, the opposite was true. The debt repayment capabilities of the U.S. corporate bond market remained solid, thanks largely to strong economic conditions. Their trouble mainly stemmed from the fact that demand for high-yield bonds was weak given the general aversion to bonds in a rising interest-rate environment and competition from the red-hot stock market. By June, however, bond market conditions began to improve. Bonds -- particularly the high-yield variety -- strengthened on investors' growing belief that the Fed's interest-rate raising campaign might be over.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.24% total return for John Hancock V.A. Strategic Income Fund. The second bar represents the 1.57% total return for Average variable annuity general bond fund. A note below the chart reads "The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Performance review

For the six months ended June 30, 2000, John Hancock V.A. Strategic Income Fund posted a total return of 1.24% at net asset value, compared with the 1.57% return of the average variable annuity general bond fund, according to Lipper, Inc. Historical performance information can be found on page 47.

"...we believe
 that high-yield
 corporate
 bonds offer
 very good
 value now."

U.S. Treasuries grow

Entering the new year, we had increased our stake in U.S. Treasury securities by reducing our holdings in both high-yield corporate and foreign government bonds, and we continued to add to them in the first several months of the year. In the foreign government bond category, we locked in the gains generated by our holdings in government bonds issued by the United Kingdom, which had performed relatively well given the slowing economy in that country. Our sales of high-yield securities were concentrated in those that our research staff felt might have credit problems if the economy slows later this year.

Although Treasuries weren't immune to the vagaries of higher interest rates, they held up much better than high-yield securities. In addition, they offered yields well in excess of most foreign high-quality government bonds, particularly those issued in Europe. We focused on owning a combination of shorter- and longer-term Treasury securities, a strategy that proved more advantageous than emphasizing intermediate-maturity Treasuries as the yield curve inverted.

High-yield markets: leaders and laggards

Increased volatility and lack of demand help explain why there were clear-cut winners and losers in the high-yield market over the past 12 months. On the plus side were our holdings in Verio and Intercel, both of which were acquired during the period. Our disappointments were mainly companies that didn't achieve expected financial results. Coal company AEI Resources, for example, suffered from weak coal prices and rising transportation costs, while movie theater chain Cinemark USA was plagued by the company's rapid expansion.

Outlook

Given the ongoing strength of the world's economy, we believe that high-yield corporate bonds offer very good value now. Yields on most high-yield bonds are around 12%, a historically large advantage over Treasury yields. As long as we avoid a recession, which we don't believe is in the cards, we feel confident that the vast majority of the companies we own will fare well. Of course, timing is everything and we can't pinpoint exactly when investors will embrace the high-yield market again. For that reason, we're likely to keep our weighting in the high-yield arena lower than we normally would given our optimism over valuations. But once we see evidence of money flowing back into the market, we're likely to increase our weighting there. We don't believe that high-quality foreign government bonds will offer attractive value any time soon, so we're likely to keep our holdings in them relatively small.

-----------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                           4.06%       32.48%
Average Annual Total Returns(1)                    4.06%        7.61%

YIELD
For the period ended June 30, 2000
                                             SEC 30-DAY
                                                  YIELD
                                             ----------
John Hancock V.A. Strategic Income Fund(1)         8.54%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 4.05% and 7.32%, respectively. Without the limitation of expenses, the yield would have been 8.53%.


WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Strategic Income Fund on August 29, 1996 and is equal to $13,249 as of June 30, 2000. The second line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $12,816 as of June 30, 2000.



FINANCIAL STATEMENTS

John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities
June 30, 2000 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------------

                                          V.A.         V.A.          V.A.         V.A.           V.A.         V.A.            V.A.
                                   CORE EQUITY    500 INDEX     LARGE CAP      MID CAP       RELATIVE    SMALL CAP       SOVEREIGN
                                          FUND         FUND   GROWTH FUND  GROWTH FUND     VALUE FUND  GROWTH FUND  INVESTORS FUND
                                   -----------  -----------   -----------   ----------    -----------  -----------  --------------
                                                                            C>
Assets:
Investments at value - Note D:
Common stocks
(cost - $35,616,019,
$23,071,935, $17,005,387,
$11,567,568, $37,564,338,
$23,914,535 and
$40,309,002, respectively)         $42,505,991  $33,911,709   $21,048,082   13,630,099    $42,434,027  $31,887,729     $44,260,304
Bonds (cost - none, none,
none, none, $1,360,434,
none and none, respectively)                --           --            --           --      1,532,500           --              --
U.S. government obligations
(cost - none, none, none,
none, none, none and $401,814,
respectively)                               --           --            --           --             --           --         395,564
Joint repurchase agreements
(cost - $1,523,000, $516,000,
$405,000, $900,000, $173,000,
$1,740,000 and $3,225,000,
respectively)                        1,523,000      516,000       405,000      900,000        173,000    1,740,000       3,225,000
Corporate savings account                  541           --           572          126            704          965             768
                                   -----------  -----------   -----------   ----------    -----------  -----------     -----------
                                    44,029,532   34,427,709    21,453,654   14,530,225     44,140,231   33,628,694      47,881,636
Cash                                        --       19,074            --           --             --           --              --
Receivable for
investments sold                            --       15,580       126,118      167,887             --      318,257              --
Receivable for futures
variation margin - Note B                   --        2,525            --           --             --           --              --
Dividends and interest receivable       35,589       26,728         2,089        1,389         34,395          366          47,818
Foreign tax receivable                      --           --            --           20             --           --             698
Receivable from John Hancock
Advisers, Inc. and
affiliates - Note C                         --       12,811            --           --             --           --              --
Deferred organization
expenses - Note B                        2,490        2,490         2,490           --             --        2,490           2,490
Other assets                             2,227          298           772            2             34          870           3,151
                                   -----------  -----------   -----------   ----------    -----------  -----------     -----------
Total Assets                        44,069,838   34,507,215    21,585,123   14,699,523     44,174,660   33,950,677      47,935,793
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for
investments purchased                       --           --            --       42,432             --      355,109              --
Payable to John Hancock
Advisers, Inc. and
affiliates - Note C                     24,905           --        13,015        8,843         17,446       16,436          24,739
Accounts payable and
accrued expenses                         6,133       32,183        12,178       13,260             --       24,903          10,136
                                   -----------  -----------   -----------   ----------    -----------  -----------     -----------
Total Liabilities                       31,038       32,183        25,193       64,535         17,446      396,448          34,875
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                     35,883,551   23,840,458    17,901,225   12,172,838     27,956,882   25,715,936      45,303,374
Accumulated net realized
gain (loss) on investments,
financial futures contracts
and foreign currency
transactions                         1,264,065     (199,646)     (324,599)     418,020     11,164,001      (36,157)     (1,346,798)
Net unrealized appreciation of
investments, financial futures
contracts and foreign currency
transactions                         6,889,972   10,834,516     4,042,695    2,062,531      5,041,755    7,973,194       3,945,052
Undistributed net investment
Income (distributions in excess
of net investment income)                1,212         (296)      (59,391)     (18,401)        (5,424)     (98,744)           (710)
                                   -----------  -----------   -----------   ----------    -----------  -----------     -----------
Net Assets                         $44,038,800  $34,475,032   $21,559,930   14,634,988    $44,157,214  $33,554,229     $47,900,918
==================================================================================================================================
Net Asset Value Per Share:
(Based on 2,226,984, 1,924,306,
1,426,838, 792,520, 2,310,104,
1,649,582 and 3,165,345 shares,
respectively, of beneficial
interest outstanding -
unlimited number of shares
authorized with no par value)           $19.78       $17.92        $15.11       $18.47         $19.11       $20.34          $15.13
==================================================================================================================================


The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 2000.
You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statements of Assets and Liabilities (continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                                          V.A.
                                                 INTERNATIONAL
                                                          FUND
                                             -----------------
Assets:
Investments at value - Note D:
Common stocks (cost - $7,857,151)                   $8,996,856
Preferred stocks (cost - $44,259)                       50,053
Short-term investments
(cost - $1,176,250)                                  1,176,250
                                             -----------------
                                                    10,223,159
Cash                                                       410
Foreign currency, at value
(cost - $46,822)                                        46,910
Receivable for investments sold                        158,481
Dividends and interest receivable                       14,399
Foreign tax receivable                                   3,966
Receivable for forward foreign currency
exchange contracts sold - Note B                           173
Receivable from John Hancock Advisers,
Inc. and affiliates - Note C                            21,488
Deferred organization expenses - Note B                  2,490
Other assets                                                83
                                             -----------------
Total Assets                                        10,471,559
--------------------------------------------------------------
Liabilities:
Payable for investments purchased                      164,547
Payable for forward foreign currency
exchange contracts purchased - Note B                       83
Payable for securities on loan                         890,250
Accounts payable and accrued expenses                   35,950
                                             -----------------
Total Liabilities                                    1,090,830
--------------------------------------------------------------
Net Assets:
Capital paid-in                                      8,028,250
Accumulated net realized gain on
investments and foreign currency
transactions                                           235,132
Net unrealized appreciation of
investments and foreign currency
transactions                                         1,145,731
Distributions in excess of net
investment income                                      (28,384)
                                             -----------------
Net Assets                                          $9,380,729
==============================================================
Net Asset Value Per Share:
(Based on 687,691 shares of beneficial
interest outstanding - unlimited
number of shares authorized with no
par value)                                              $13.64
==============================================================

See notes to financial statements.





Statements of Assets and Liabilities (continued)
June 30, 2000 (Unaudited)

----------------------------------------------------------------------------------------------------------

                                                          V.A.                  V.A.                  V.A.
                                                     FINANCIAL         REGIONAL BANK            TECHNOLOGY
                                               INDUSTRIES FUND                  FUND                  FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value - Note D:
Common stocks (cost - $40,303,069,
$14,623,212 and $2,177,246,
respectively)                                      $49,655,169           $12,398,383            $2,313,330
Short-term investments (cost -
$598,000, $673,000 and $866,531,
respectively)                                          598,000               673,000               866,531
Corporate savings account                                  452                   275                   822
                                             -----------------     -----------------     -----------------
                                                    50,253,621            13,071,658             3,180,683
Receivable for investments sold                        527,022               161,492                10,440
Dividends and interest receivable                       22,193                42,912                   204
Foreign tax receivable                                   2,214                    --                    --
Receivable from John Hancock Advisers,
Inc. and affiliates - Note C                               --                     --                   906
Other assets                                             5,682                    46                    --
                                             -----------------     -----------------     -----------------
Total Assets                                        50,810,732            13,276,108             3,192,233
----------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                           --                66,086               333,748
Payable to John Hancock Advisers, Inc.
and affiliates - Note C                                 35,052                 9,333                    --
Accounts payable and accrued expenses                       --                11,353                 5,452
                                             -----------------     -----------------     -----------------
Total Liabilities                                       35,052                86,772               339,200
----------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                     45,763,843            17,425,069             2,645,390
Accumulated net realized gain (loss) on
investments, financial futures
contracts and foreign currency
transactions                                        (4,478,744)           (2,014,506)               68,991
Net unrealized appreciation
(depreciation) of investments,
financial futures contracts and
foreign currency transactions                        9,351,951            (2,224,829)              136,084
Undistributed net investment income                    138,630                 3,602                 2,568
                                             -----------------     -----------------     -----------------
Net Assets                                         $50,775,680           $13,189,336            $2,853,033
==========================================================================================================
Net Asset Value Per Share:
(Based on 3,321,136, 1,719,274 and
258,253 shares, respectively, of
beneficial interest outstanding -
unlimited number of shares authorized
with no par value)                                      $15.29                 $7.67                $11.05
==========================================================================================================

See notes to financial statements.





Statements of Assets and Liabilities (continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------------

                                                          V.A.                  V.A.                  V.A.                  V.A.
                                                          BOND            HIGH YIELD          MONEY MARKET             STRATEGIC
                                                          FUND             BOND FUND                  FUND           INCOME FUND
                                             -----------------     -----------------     -----------------     -----------------
Assets:
Investments at value - Note D:
Common stocks (cost - none, $892,488,
none and $157,714, respectively)                            --              $723,082                    --              $277,942
Preferred stocks and warrants (cost -
$51, $1,017,120, none and $153,513,
respectively)                                             $650               913,825                    --               145,529
Bonds (cost - $13,968,213, $8,538,570,
none and $25,309,001, respectively)                 13,823,386             6,777,046                    --            23,699,115
Short-term investments (cost - none,
none, $29,723,278 and none,
respectively)                                               --                    --           $29,723,278                    --
Joint repurchase agreements (cost -
$1,467,000, $320,000, $5,852,000 and
$2,747,000, respectively)                            1,467,000               320,000             5,852,000             2,747,000
Corporate savings account                                  688                   165                    --                   857
                                             -----------------     -----------------     -----------------     -----------------
                                                    15,291,724             8,734,118            35,575,278            26,870,443
Cash                                                        --                    --                   434                    --
Foreign currency, at value (cost -
none, $23,259, none and $187,380,
respectively)                                               --                23,982                    --               191,150
Receivable for investments sold                      1,011,727                79,228                    --               308,378
Receivable for forward foreign currency
exchange contracts purchased - Note B                    1,542                 1,509                    --                    --
Receivable for forward foreign currency
exchange contracts sold - Note B                            --                    --                    --                35,138
Dividends and interest receivable                      257,987               249,413               173,662               583,102
Foreign tax receivable                                      --                 1,425                    --                    --
Deferred organization expenses -
Note B                                                   2,490                    --                 2,490                 2,490
Other assets                                                73                    19                 2,527                 1,302
                                             -----------------     -----------------     -----------------     -----------------
Total Assets                                        16,565,543             9,089,694            35,754,391            27,992,003
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                    1,266,586               193,178                    --               479,660
Payable for shares repurchased                              --                    --                63,996                    --
Payable for forward foreign currency
exchange contracts purchased - Note B                    1,558                    --                    --                 2,397
Payable for forward foreign currency
exchange contracts sold - Note B                            --                 4,652                    --                    --
Distributions payable                                    2,765                 3,063                 5,936                 6,795
Due to custodian                                           275                    --                    --                    --
Payable to John Hancock Advisers, Inc.
and affiliates - Note C                                  5,084                 2,433                14,624                14,551
Accounts payable and accrued expenses                   11,900                   278                12,111                17,927
                                             -----------------     -----------------     -----------------     -----------------
Total Liabilities                                    1,288,168               203,604                96,667               521,330
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                     15,834,061            10,707,471            35,657,672            29,272,923
Accumulated net realized gain (loss) on
investments, financial futures
contracts and foreign currency
transactions                                          (434,044)              197,740                    --              (285,085)
Net unrealized appreciation
(depreciation) of investments,
financial futures contracts and
foreign currency transactions                         (144,232)           (2,039,216)                   --            (1,469,996)
Undistributed net investment income
(distributions in excess of net
investment income)                                      21,590                20,095                    52               (47,169)
                                             -----------------     -----------------     -----------------     -----------------
Net Assets                                         $15,277,375            $8,886,090           $35,657,724           $27,470,673
================================================================================================================================
Net Asset Value Per Share:
(Based on 1,544,389, 1,137,688,
35,657,724 and 2,900,601 shares,
respectively, of beneficial interest
outstanding - unlimited number of
shares authorized with no par value)                     $9.89                 $7.81                 $1.00                 $9.47
================================================================================================================================

See notes to financial statements.





Statements of Operations
Six months ended June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------------------------------------------------------

                                          V.A.         V.A.          V.A.         V.A.        V.A.         V.A.            V.A.
                                   CORE EQUITY    500 INDEX     LARGE CAP      MID CAP    RELATIVE    SMALL CAP       SOVEREIGN
                                          FUND         FUND   GROWTH FUND  GROWTH FUND  VALUE FUND  GROWTH FUND  INVESTORS FUND
                                   -----------  -----------   -----------  -----------  ----------  -----------  --------------
Investment Income:
Dividends (net of foreign
Withholding tax of $1,221,
$1,033, $402, $113,
none, none and $1,047,
respectively)                         $245,641     $210,886       $30,408       $6,945     $89,337       $4,274        $368,314
Interest (including
securities lending
income of $408, none,
$351, $176, $4,733,
$16,607 and none,
respectively)                           32,999           --        13,427       35,096     103,200       45,373         152,013
                                   -----------  -----------   -----------  -----------  ----------  -----------     -----------
                                       278,640      210,886        43,835       42,041     192,537       49,647         520,327
                                   -----------  -----------   -----------  -----------  ----------  -----------     -----------
Expenses:
Investment management
fee - Note C                           149,088       61,278        81,040       45,332     127,505      111,263         140,319
Custodian fee                           10,827       66,697         7,981       15,736      14,267       41,010           8,204
Auditing fee                             5,462        7,540         7,701        5,967       6,561        7,459           8,450
Accounting and legal
services fee - Note C                    3,838        3,155         1,947        1,089       3,829        2,673           4,214
Printing                                 1,155        1,273         2,224        1,889       1,213        2,715             769
Organization expense - Note B            1,064        1,064         1,064           --          --        1,064           1,064
Trustees' fees                             895        1,000           624          190         746          558           1,221
Miscellaneous                              628        7,933           427          164         490          380             831
Legal fees                                 213          359           169           71         163          113             174
Registration and
filing fees                                  5            7             8            6          41            7               7
                                   -----------  -----------   -----------  -----------  ----------  -----------     -----------
Total Expenses                         173,175      150,306       103,185       70,444     154,815      167,242         165,253
-------------------------------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note C            --      (89,027)           --      (10,002)         --      (18,891)             --
-------------------------------------------------------------------------------------------------------------------------------
Net Expenses                           173,175       61,279       103,185       60,442     154,815      148,351         165,253
-------------------------------------------------------------------------------------------------------------------------------
Net Investment
Income (Loss)                          105,465      149,607       (59,350)     (18,401)     37,722      (98,704)        355,074
-------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) on Investments,
Financial Futures Contracts
And Foreign Currency
Transactions:
Net realized gain (loss)
on investments
sold                                   741,475     (175,883)     (917,785)     353,148   7,220,311   (1,210,049)       (977,361)
Net realized gain on
financial futures contracts                 --       26,056            --           --          --           --              --
Net realized loss on
foreign currency transactions               --           --            --           --        (933)          --              --
Change in net unrealized
appreciation/ depreciation
of investments                        (655,721)    (269,872)       20,903      225,683  (4,568,975)   1,047,610      (1,741,423)
Change in net unrealized
appreciation/depreciation
of financial futures
contracts                                   --      (14,414)           --           --         906           --              --
                                   -----------  -----------   -----------  -----------  ----------  -----------     -----------
Net Realized and Unrealized
Gain (Loss) on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                            85,754     (434,113)     (896,882)     578,831   2,651,309     (162,439)     (2,718,784)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations                       $191,219    ($284,506)    ($956,232)    $560,430  $2,689,031    ($261,143)    ($2,363,710)
===============================================================================================================================

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.





Statements of Operations (continued)
Six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------

                                                          V.A.
                                                 INTERNATIONAL
                                                          FUND
                                             -----------------
Investment Income:
Dividends (net of foreign withholding
tax of $10,275)                                        $59,218
Interest                                                14,757
                                             -----------------
                                                        73,975
                                             -----------------
Expenses:
Investment management fee - Note C                      43,542
Custodian fee                                           80,562
Auditing fee                                             6,509
Accounting and legal services fee - Note C                 872
Printing                                                 3,191
Organization expense - Note B                            1,064
Trustees' fees                                             241
Miscellaneous                                              179
Legal fees                                                 126
Registration and filing fees                               279
                                             -----------------
Total Expenses                                         136,565
--------------------------------------------------------------
Less Expense Reductions - Note C                       (80,928)
--------------------------------------------------------------
Net Expenses                                            55,637
--------------------------------------------------------------
Net Investment Income                                   18,338
--------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions:
Net realized gain on investments sold                   18,345
Net realized loss on foreign currency
transactions                                           (13,566)
Change in net unrealized appreciation/
depreciation of investments                         (1,237,636)
Change in net unrealized appreciation/
depreciation of foreign currency
transactions                                             1,235
                                             -----------------
Net Realized and Unrealized Loss on
Investments and Foreign Currency
Transactions                                        (1,231,622)
--------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                          ($1,213,284)
==============================================================

See notes to financial statements.





Statements of Operations (continued)
Six months ended June 30, 2000 (Unaudited)


----------------------------------------------------------------------------------------------------------

                                                          V.A.                  V.A.                  V.A.
                                                     FINANCIAL         REGIONAL BANK            TECHNOLOGY
                                               INDUSTRIES FUND                  FUND                  FUND
                                             -----------------     -----------------     -----------------
Investment Income:
Dividends (net of foreign withholding
tax of $10,462, none and none,
respectively)                                         $321,269              $215,169                   $47
Interest (including securities lending
income of none, $22 and none,
respectively)                                           23,478                12,616                 5,087
                                             -----------------     -----------------     -----------------
                                                       344,747               227,785                 5,134
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee - Note C                     188,700                58,841                 1,955
Custodian fee                                            5,143                 7,202                 1,992
Auditing fee                                             3,914                 5,285                 2,988
Accounting and legal services fee - Note C               4,251                 1,325                    44
Printing                                                   594                   538                   526
Trustees' fees                                             587                   429                     3
Miscellaneous                                              342                   196                    30
Legal fees                                                  92                     9                    23
Registration and filing fees                                 3                     6                    --
                                             -----------------     -----------------     -----------------
Total Expenses                                         203,626                73,831                 7,561
----------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note C                            --                    --                (4,995)
----------------------------------------------------------------------------------------------------------
Net Expenses                                           203,626                73,831                 2,566
----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           141,121               153,954                 2,568
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain (loss) on investments
sold                                                  (284,772)           (1,934,307)               68,991
Net realized gain on foreign currency
transactions                                             4,843                    --                    --
Change in net unrealized appreciation/
depreciation of investments                          2,660,221              (252,449)              136,084
Change in net unrealized appreciation/
depreciation of foreign currency
transactions                                            (2,393)                   --                    --
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions                                         2,377,899            (2,186,756)              205,075
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                           $2,519,020           ($2,032,802)             $207,643
==========================================================================================================

See notes to financial statements.





Statements of Operations (continued)

Six months ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------------

                                                          V.A.                  V.A.                  V.A.                  V.A.
                                                          BOND            HIGH YIELD          MONEY MARKET             STRATEGIC
                                                          FUND             BOND FUND                  FUND           INCOME FUND
                                             -----------------     -----------------     -----------------     -----------------
Investment Income:
Dividends (net of foreign withholding
tax of none, $2,266, none and none,
respectively)                                               --               $64,099                    --               $12,549
Interest                                              $488,977               512,277              $870,459             1,157,412
                                             -----------------     -----------------     -----------------     -----------------
                                                       488,977               576,376               870,459             1,169,961
                                             -----------------     -----------------     -----------------     -----------------
Expenses:
Investment management fee - Note C                      33,023                27,159                70,153                73,149
Custodian fee                                           20,619                 7,703                 8,971                14,372
Auditing fee                                             6,049                 7,294                 5,725                 7,374
Accounting and legal services fee - Note C               1,190                   816                 2,528                 2,197
Printing                                                 1,662                 1,619                   810                 1,339
Organization expense - Note B                            1,064                    --                 1,064                 1,064
Trustees' fees                                             345                   255                 1,015                   767
Miscellaneous                                              235                   195                   331                   463
Legal fees                                                  68                10,399                   169                   226
Registration and filing fees                               387                    16                     9                     9
                                             -----------------     -----------------     -----------------     -----------------
Total Expenses                                          64,642                55,456                90,775               100,960
--------------------------------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note C                       (15,108)              (16,980)                   --                    --
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                            49,534                38,476                90,775               100,960
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                  439,443               537,900               779,684             1,069,001
--------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions:
Net realized gain (loss) on investments
sold                                                  (195,067)              253,067                    --              (282,574)
Net realized gain on foreign currency
transactions                                               991                73,412                    --               146,807
Change in net unrealized appreciation/
depreciation of investments                            321,177              (854,973)                   --              (589,563)
Change in net unrealized appreciation/
depreciation of foreign currency
transactions                                              (913)              (38,192)                   --               (12,468)
                                             -----------------     -----------------     -----------------     -----------------
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions                                           126,188              (566,686)                   --              (737,798)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                             $565,631              ($28,786)             $779,684              $331,203
================================================================================================================================

See notes to financial statements.





Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------------------------------
                                     V.A. CORE EQUITY FUND             V.A. 500 INDEX FUND            V.A. LARGE CAP GROWTH FUND
                                 -------------------------------   ------------------------------   ------------------------------
                                   YEAR ENDED   SIX MONTHS ENDED     YEAR ENDED  SIX MONTHS ENDED     YEAR ENDED  SIX MONTHS ENDED
                                 DECEMBER 31,      JUNE 30, 2000   DECEMBER 31,     JUNE 30, 2000   DECEMBER 31,     JUNE 30, 2000
                                         1999        (UNAUDITED)           1999       (UNAUDITED)           1999       (UNAUDITED)
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)         $170,261           $105,465       $344,397          $149,607       ($40,884)         ($59,350)
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions               1,489,402            741,475         91,519          (149,827)     1,316,751          (917,785)
Change in net unrealized
appreciation/depreciation of
investments, financial futures
contracts and foreign currency
transactions                        3,097,564           (655,721)     5,755,226          (284,286)     1,878,149            20,903
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations    4,757,227            191,219      6,191,142          (284,506)     3,154,016          (956,232)
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
Distributions to Shareholders: *
Dividends from net investment
income                               (174,331)          (104,168)      (344,375)         (150,238)            --                --
Distributions in excess of net
investment income                         (86)                 --             --                --             --                --
Distributions from net realized
gain on investments sold,
financial futures contracts and
foreign currency transactions        (895,808)                --       (231,893)               --       (491,445)               --
Distributions in excess of net
realized gain on investments
sold, financial futures contracts
and foreign currency transactions          --                 --        (15,178)               --             --                --
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
Total Distributions to
Shareholders                       (1,070,225)          (104,168)      (591,446)         (150,238)      (491,445)               --
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
From Fund Share Transactions: **
Shares sold                        21,277,999          5,587,018     13,349,010         1,585,400     10,666,325         4,525,178
Shares issued to shareholders in
reinvestment of distributions       1,070,225            104,168        591,446           150,200        491,445                --
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
                                   22,348,224          5,691,186     13,940,456         1,735,600     11,157,770         4,525,178
Less shares repurchased            (7,735,163)        (6,730,754)    (8,044,099)       (4,779,040)    (2,320,226)       (3,880,948)
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
Net Increase (Decrease)            14,613,061         (1,039,568)     5,896,357        (3,043,440)     8,837,544           644,230
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
Net Assets:
Beginning of period                26,691,254         44,991,317     26,457,163        37,953,216     10,371,817        21,871,932
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
($85), $1,212, $335, ($296),
($41) and ($59,391),
respectively)                     $44,991,317        $44,038,800    $37,953,216       $34,475,032    $21,871,932       $21,559,930
                                 ============   ================   ============  ================   ============  ================
* Distributions to Shareholders:
Per share dividends from net
investment income                     $0.0861            $0.0470        $0.1710           $0.0770             --                --
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
Per share dividends in excess of
net investment income                 $0.0001                 --             --                --             --                --
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
Per share distributions from net
realized gain on investments
sold, financial futures contracts
and foreign currency transactions     $0.4028                 --        $0.1105                --        $0.3598                --
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
Per share distributions in excess
of net realized gain on
investments sold, financial
futures contracts and foreign
currency transactions                      --                 --        $0.0072                --             --                --
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
** Analysis of Fund
Share Transactions:
Shares sold                         1,133,853            290,662        816,451            90,057        738,312           300,659
Shares issued to shareholders in
reinvestment of distributions          55,765              5,233         34,866             8,245         31,974                --
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
                                    1,189,618            295,895        851,317            98,302        770,286           300,659
Less shares repurchased              (410,573)          (352,259)      (490,081)         (271,854)      (158,856)         (261,172)
                                 ------------   ----------------   ------------  ----------------   ------------  ----------------
Net Increase (Decrease)               779,045            (56,364)       361,236          (173,552)       611,430            39,487
                                 ============   ================   ============  ================   ============  ================

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)

----------------------------------------------------------------------------------------------------------------------------------
                                     V.A. MID CAP GROWTH FUND          V.A. RELATIVE VALUE FUND       V.A. SMALL CAP GROWTH FUND
                                  ------------------------------   ------------------------------   ------------------------------
                                    YEAR ENDED  SIX MONTHS ENDED     YEAR ENDED  SIX MONTHS ENDED     YEAR ENDED  SIX MONTHS ENDED
                                  DECEMBER 31,     JUNE 30, 2000   DECEMBER 31,     JUNE 30, 2000   DECEMBER 31,     JUNE 30, 2000
                                          1999       (UNAUDITED)           1999       (UNAUDITED)           1999       (UNAUDITED)
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)           ($6,426)         ($18,401)      $161,304           $37,722       ($82,296)         ($98,704)
Net realized gain (loss) on
investments sold and foreign
currency transactions                  187,318           353,148      5,322,397         7,219,378      2,352,183        (1,210,049)
Change in net unrealized
appreciation/depreciation of
investments and foreign currency
transactions                         1,607,019           225,683      7,741,197        (4,568,069)     5,122,311         1,047,610
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
Net Increase (Decrease) in Net
Assets Resulting from Operations     1,787,911           560,430     13,224,898         2,689,031      7,392,198          (261,143)
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
Distributions to Shareholders: *
Dividends from net investment
income                                      --                --       (162,651)          (39,710)            --                --
Distributions from net realized
gain on investments sold and
foreign currency transactions           (5,407)               --     (1,365,816)               --       (441,478)               --
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
Total Distributions to
Shareholders                            (5,407)               --     (1,528,467)          (39,710)      (441,478)               --
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
From Fund Share Transactions: **
Shares sold                          3,390,736         9,546,361     12,838,972         8,265,050      7,383,931        16,885,730
Shares issued to shareholders in
reinvestment of distributions            5,407                --      1,528,467            39,710        441,478                --
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
                                     3,396,143         9,546,361     14,367,439         8,304,760      7,825,409        16,885,730
Less shares repurchased               (594,918)       (1,834,603)    (4,666,018)       (5,562,971)    (2,141,408)       (3,936,968)
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
Net Increase                         2,801,225         7,711,758      9,701,421         2,741,789      5,684,001        12,948,762
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
Net Assets:
Beginning of period                  1,779,071         6,362,800     17,368,252        38,766,104      8,231,889        20,866,610
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
none, ($18,401), ($3,436),
($5,424), ($40) and ($98,744),
respectively)                       $6,362,800       $14,634,988    $38,766,104       $44,157,214    $20,866,610       $33,554,229
                                  ============  ================   ============  ================   ============   ===============
* Distributions to Shareholders:
Per share dividends from net
investment income                           --                --        $0.0980           $0.0172             --                --
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions      $0.0160                --        $0.6493                --        $0.4314                --
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
** Analysis of Fund
Share Transactions:
Shares sold                            257,673           526,008        949,975           461,032        499,482           797,319
Shares issued to shareholders in
reinvestment of distributions              329                --         91,349             2,069         23,955                --
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
                                       258,002           526,008      1,041,324           463,101        523,437           797,319
Less shares repurchased                (49,945)         (103,271)      (334,023)         (303,499)      (153,686)         (203,736)
                                  ------------  ----------------   ------------  ----------------   ------------   ---------------
Net Increase                           208,057           422,737        707,301           159,602        369,751           593,583
                                  ============  ================   ============  ================   ============   ===============

See notes to financial statements.





Statements of Changes in Net Assets (continued)

--------------------------------------------------------------------------------------------------------------------------------
                                   V.A. SOVEREIGN INVESTORS FUND     V.A. INTERNATIONAL FUND      V.A. FINANCIAL INDUSTRIES FUND
                                  ------------------------------  ------------------------------  ------------------------------
                                    YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED  SIX MONTHS ENDED
                                  DECEMBER 31,     JUNE 30, 2000  DECEMBER 31,     JUNE 30, 2000  DECEMBER 31,     JUNE 30, 2000
                                          1999       (UNAUDITED)          1999       (UNAUDITED)          1999       (UNAUDITED)
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                 $651,984          $355,074       $38,442           $18,338      $385,825          $141,121
Net realized gain (loss) on
investments sold and foreign
currency transactions                 (211,594)         (977,361)      681,683             4,779    (3,550,224)         (279,929)
Change in net unrealized
appreciation/depreciation of
investments and foreign currency
transactions                         1,075,319        (1,741,423)    1,497,165        (1,236,401)    3,537,348         2,657,828
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations     1,515,709        (2,363,710)    2,217,290        (1,213,284)      372,949         2,519,020
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
Distributions to Shareholders: *
Dividends from net investment
income                                (651,984)         (355,679)      (46,076)               --      (362,866)               --
Distributions in excess of net
investment income                         (617)               --        (9,515)               --            --                --
Distributions from net realized
gain on investments sold,
financial futures contracts and
foreign currency transactions               --                --      (259,599)               --      (153,776)               --
Tax return of capital                   (2,297)               --            --                --       (23,257)               --
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
Total Distributions to
Shareholders                          (654,898)         (355,679)     (315,190)               --      (539,899)               --
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
From Fund Share Transactions: **
Shares sold                         19,084,625         7,856,795     1,131,817         1,761,784    10,055,880         5,941,247
Shares issued to shareholders in
reinvestment of distributions          654,898           355,679       315,190                --       539,899                --
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
                                    19,739,523         8,212,474     1,447,007         1,761,784    10,595,779         5,941,247
Less shares repurchased             (4,515,757)       (7,846,364)   (1,175,008)         (542,384)  (15,685,364)       (6,997,027)
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
Net Increase (Decrease)             15,223,766           366,110       271,999         1,219,400    (5,089,585)       (1,055,780)
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
Net Assets:
Beginning of period                 34,169,620        50,254,197     7,200,514         9,374,613    54,568,975        49,312,440
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
($105), ($710), ($46,722),
($28,384), ($2,491) and $138,630,
respectively)                      $50,254,197       $47,900,918    $9,374,613        $9,380,729   $49,312,440       $50,775,680
                                  ============  ================  ============  ================  ============  ================
* Distributions to Shareholders:
Per share dividends from net
investment income                      $0.2404           $0.1129       $0.0791                --       $0.1078                --
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
Per share distributions in excess
of net investment income               $0.0002                --       $0.0163                --            --                --
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions           --                --       $0.4454                --            --                --
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
Tax return of capital                  $0.0009                --            --                --       $0.0069                --
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
** Analysis of Fund
Share Transactions:
Shares sold                          1,204,042           519,727        86,360           117,957       691,929           414,319
Shares issued to shareholders in
reinvestment of distributions           42,073            23,733        21,633                --        38,926                --
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
                                     1,246,115           543,460       107,993           117,957       730,855           414,319
Less shares repurchased               (285,296)         (527,230)      (92,089)          (37,167)   (1,096,716)         (502,724)
                                  ------------  ----------------  ------------  ----------------  ------------  ----------------
Net Increase (Decrease)                960,819            16,230        15,904            80,790      (365,861)          (88,405)
                                  ============  ================  ============  ================  ============  ================

See notes to financial statements.





Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------------------------

                                          V.A. REGIONAL BANK FUND       V.A. TECHNOLOGY FUND            V.A. BOND FUND
                                      -------------------------------   --------------------   -------------------------------
                                        YEAR ENDED   SIX MONTHS ENDED           PERIOD ENDED     YEAR ENDED   SIX MONTHS ENDED
                                      DECEMBER 31,      JUNE 30, 2000          JUNE 30, 2000   DECEMBER 31,      JUNE 30, 2000
                                              1999        (UNAUDITED)         (UNAUDITED)(1)           1999        (UNAUDITED)
                                      ------------   ----------------      -----------------   ------------  -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                     $281,620           $153,954                 $2,568       $740,529           $439,443
Net realized gain (loss) on
investments sold and foreign
currency transactions                      232,178         (1,934,307)                68,991       (216,376)          (194,076)
Change in net unrealized
appreciation/depreciation of
investments and foreign currency
transactions                            (1,578,109)          (252,449)               136,084       (583,796)           320,264
                                      ------------   ----------------      -----------------   ------------  -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations        (1,064,311)        (2,032,802)               207,643        (59,643)           565,631
                                      ------------   ----------------      -----------------   ------------  -----------------
Distributions to Shareholders: *
Dividends from net investment
income                                    (281,482)          (153,506)                    --       (740,530)          (439,347)
Distributions from net realized
gain on investments sold,
financial futures contracts and
foreign currency transactions             (347,453)                --                     --             --                 --
                                      ------------   ----------------      -----------------   ------------  -----------------
Total Distributions to
Shareholders                              (628,935)          (153,506)                    --       (740,530)          (439,347)
                                      ------------   ----------------      -----------------   ------------  -----------------
From Fund Share Transactions: **
Shares sold                              7,383,736            968,882              2,793,865      5,640,516          4,485,603
Shares issued to shareholders in
reinvestment of distributions              628,935            153,506                     --        740,530            436,582
                                      ------------   ----------------      -----------------   ------------  -----------------
                                         8,012,671          1,122,388              2,793,865      6,381,046          4,922,185
Less shares repurchased                 (6,280,747)        (6,041,839)              (148,475)    (3,719,713)        (2,301,682)
                                      ------------   ----------------      -----------------   ------------  -----------------
Net Increase (Decrease)                  1,731,924         (4,919,451)             2,645,390      2,661,333          2,620,503
                                      ------------   ----------------      -----------------   ------------  -----------------
Net Assets:
Beginning of period                     20,256,417         20,295,095                     --     10,669,428         12,530,588
                                      ------------   ----------------      -----------------   ------------  -----------------
End of period (including
undistributed net investment
income of $3,154, $3,602, $2,658,
$21,494 and $21,590,
respectively)                          $20,295,095        $13,189,336             $2,853,033    $12,530,588        $15,277,375
                                      ============   ================      =================   ============  =================
* Distributions to Shareholders:
Per share dividends from net
investment income                          $0.1190            $0.0872                     --        $0.6448            $0.3223
                                      ------------   ----------------      -----------------   ------------  -----------------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions          $0.1489                 --                     --             --                 --
                                      ------------   ----------------      -----------------   ------------  -----------------
** Analysis of Fund
Share Transactions:
Shares sold                                798,204            124,147                272,901        556,313            457,191
Shares issued to shareholders in
reinvestment of distributions               73,089             20,052                     --         73,574             44,485
                                      ------------   ----------------      -----------------   ------------  -----------------
                                           871,293            144,199                272,901        629,887            501,676
Less shares repurchased                   (683,009)          (796,560)               (14,648)      (367,396)          (234,531)
                                      ------------   ----------------      -----------------   ------------  -----------------
Net Increase (Decrease)                    188,284           (652,361)               258,253        262,491            267,145
                                      ============   ================      =================   ============  =================

(1) Commenced operations on May 1, 2000.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------------------------

                                       V.A. HIGH YIELD BOND FUND        V.A. MONEY MARKET FUND         V.A. STRATEGIC INCOME FUND
                                    ------------------------------  ------------------------------  ------------------------------
                                      YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED  SIX MONTHS ENDED
                                    DECEMBER 31,     JUNE 30, 2000  DECEMBER 31,     JUNE 30, 2000  DECEMBER 31,     JUNE 30, 2000
                                            1999       (UNAUDITED)          1999       (UNAUDITED)          1999       (UNAUDITED)
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                   $951,874          $537,900    $1,072,850          $779,684    $1,576,575        $1,069,001
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                    104,240           326,479            --                --      (156,823)         (135,767)
Change in net unrealized
appreciation/depreciation of
investments, financial futures
contracts and foreign currency
transactions                              59,411          (893,165)           --                --      (534,751)         (602,031)
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations       1,115,525           (28,786)    1,072,850           779,684       885,001           331,203
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
Distributions to Shareholders: *
Dividends from net investment
income                                  (945,546)         (522,833)   (1,072,850)         (779,684)   (1,576,590)       (1,069,001)
Distributions from net realized
gain on investments sold,
financial futures contracts and
foreign currency transactions            (74,253)               --            --                --            --                --
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
Total Distributions to
Shareholders                          (1,019,799)         (522,833)   (1,072,850)         (779,684)   (1,576,590)       (1,069,001)
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
From Fund Share Transactions: **
Shares sold                            2,548,352           580,305    48,097,999        38,337,278     8,665,787         6,929,124
Shares issued in reorganization -
Note E                                        --                --            --                --     2,569,836                --
Shares issued to shareholders in
reinvestment of distributions          1,019,800           519,770       944,404           889,233     1,576,592         1,062,206
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
                                       3,568,152         1,100,075    49,042,403        39,226,511    12,812,215         7,991,330
Less shares repurchased               (2,496,893)         (948,898)  (32,610,270)      (36,520,294)   (4,858,040)       (2,064,842)
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
Net Increase                           1,071,259           151,177    16,432,133         2,706,217     7,954,175         5,926,488
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
Net Assets:
Beginning of period                    8,119,547         9,286,532    16,519,374        32,951,507    15,019,397        22,281,983
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
$5,028, $20,095, $52, $52,
($47,169) and ($47,169),
respectively)                         $9,286,532        $8,886,090   $32,951,507       $35,657,724   $22,281,983       $27,470,673
                                    ============  ================  ============  ================  ============  ================
* Distributions to Shareholders:
Per share dividends from net
investment income                        $0.8767           $0.4648       $0.0452           $0.0269       $0.7977           $0.4145
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions        $0.0657                --            --                --            --                --
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
** Analysis of Fund
Share Transactions:
Shares sold                              305,760            71,569    48,097,999        38,337,278       872,439           723,698
Shares issued in reorganization -
Note E                                        --                --            --                --       253,313                --
Shares issued to shareholders in
reinvestment of distributions            122,160            64,506       944,404           889,233       159,651           111,439
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
                                         427,920           136,075    49,042,403        39,226,511     1,285,403           835,137
Less shares repurchased                  297,910)         (116,297)  (32,610,270)      (36,520,294)     (491,471)         (215,564)
                                    ------------  ----------------  ------------  ----------------  ------------  ----------------
Net Increase                             130,010            19,778    16,432,133         2,706,217       793,932           619,573
                                    ============  ================  ============  ================  ============  ================

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  V.A. CORE EQUITY FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD                                                              SIX MONTHS
                                          ENDED                   YEAR ENDED DECEMBER 31,                         ENDED
                                   DECEMBER 31,     -------------------------------------------------     JUNE 30, 2000
                                        1996(1)              1997              1998              1999       (UNAUDITED)
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $11.11            $14.11            $17.74            $19.70
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.06              0.16              0.10              0.09              0.05
Net Realized and Unrealized
Gain on Investments                        1.12              3.23              3.90              2.36              0.08
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.18              3.39              4.00              2.45              0.13
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.06)            (0.14)            (0.10)            (0.09)            (0.05)
Distributions in Excess of
Net Investment Income                        --                --                --                --(3)             --
Distributions from Net
Realized Gain on
Investments Sold                          (0.01)            (0.25)            (0.27)            (0.40)               --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.07)            (0.39)            (0.37)            (0.49)            (0.05)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $11.11            $14.11            $17.74            $19.70            $19.78
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(4)                       11.78%(5)         30.68%            28.42%            13.89%             0.64%(5)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                               10.66%(5)         30.04%                --                --                --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $1,149            $8,719           $26,691           $44,991           $44,039
Ratio of Expenses to Average
Net Assets                                0.95%(7)          0.95%             0.95%             0.83%             0.81%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)                  4.23%(7)          1.59%               --                --                --
Ratio of Net Investment
Income to Average Net
Assets                                    1.60%(7)          1.24%             0.65%             0.47%             0.50%(7)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(8)                    (1.68%)(7)         0.60%                --                --                --
Portfolio Turnover Rate                     24%               53%               55%               77%               52%
Fee Reduction Per Share(2)                $0.12             $0.08                --                --                --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), distributions and total investment return of each Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  V.A. 500 INDEX FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD                                                              SIX MONTHS
                                          ENDED                   YEAR ENDED DECEMBER 31,                         ENDED
                                   DECEMBER 31,     -------------------------------------------------     JUNE 30, 2000
                                        1996(1)              1997              1998              1999       (UNAUDITED)
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $10.44            $12.62            $15.23            $18.09
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.17              0.30              0.20              0.17              0.07
Net Realized and Unrealized
Gain (Loss) on Investments                 0.98              2.72              3.37              2.98             (0.16)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.15              3.02              3.57              3.15             (0.09)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.16)            (0.30)            (0.20)            (0.17)            (0.08)
Distributions from Net
Realized Gain on
Investments Sold                          (0.55)            (0.54)            (0.76)            (0.11)               --
Distributions in Excess of
Net Realized Gain on
Investments Sold                             --                --                --             (0.01)               --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.71)            (0.84)            (0.96)            (0.29)            (0.08)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.44            $12.62            $15.23            $18.09            $17.92
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(3)                       11.49%(4)         29.51%            28.44%            20.81%            (0.52%)(4)
Total Adjusted Investment
Return at Net Asset
Value(3,5)                               11.25%(4)         29.04%            27.87%            20.41%            (0.65%)(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $4,049           $20,008           $26,457           $37,953           $34,475
Ratio of Expenses to Average
Net Assets                                0.60%(6)          0.36%             0.35%             0.35%             0.35%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7)                  1.31%(6)          0.83%             0.92%             0.75%             0.86%(6)
Ratio of Net Investment
Income to Average Net
Assets                                    4.57%(6)          2.45%             1.44%             1.06%             0.85%(6)
Ratio of Adjusted Net
Investment Income to
Average Net Assets(7)                     3.86%(6)          1.98%             0.87%             0.66%             0.34%(6)
Portfolio Turnover Rate                      --                9%               47%                5%                3%
Fee Reduction Per Share(2)                $0.03             $0.06             $0.07             $0.07             $0.04

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                              V.A. LARGE CAP GROWTH FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD                                                              SIX MONTHS
                                          ENDED                   YEAR ENDED DECEMBER 31,                         ENDED
                                   DECEMBER 31,     -------------------------------------------------     JUNE 30, 2000
                                        1996(1)              1997              1998              1999       (UNAUDITED)
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00             $9.39            $10.73            $13.37            $15.77
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Loss(2)                    (0.01)            (0.04)               --(3)          (0.04)            (0.04)
Net Realized and Unrealized
Gain (Loss) on Investments                (0.60)             1.38              2.64              2.80             (0.62)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                (0.61)             1.34              2.64              2.76             (0.66)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                             --                --                --             (0.36)               --
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.39            $10.73            $13.37            $15.77            $15.11
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(4)                       (6.10%)(5)        14.27%            24.60%            20.71%            (4.19%)(5)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                               (7.39%)(5)        12.90%            24.27%            20.69%                --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $994            $3,733           $10,372           $21,872           $21,560
Ratio of Expenses to Average
Net Assets                                1.00%(7)          1.00%             1.00%             1.00%             0.95%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)                  4.76%(7)          2.37%             1.33%             1.02%                --
Ratio of Net Investment Loss
to Average Net Assets                    (0.23%)(7)        (0.39%)           (0.00%)           (0.25%)           (0.55%)(7)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(8)                            (3.99%)(7)        (1.76%)           (0.33%)           (0.27%)               --
Portfolio Turnover Rate                     68%              136%              176%              172%              174%
Fee Reduction Per Share(2)                $0.13             $0.13             $0.04                --(3)             --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------
                                               V.A. MID CAP GROWTH FUND
                                  -------------------------------------------------
                                         PERIOD              YEAR        SIX MONTHS
                                          ENDED             ENDED             ENDED
                                    DECEMBER 31,      DECEMBER 31,    JUNE 30, 2000
                                        1998(1)              1999       (UNAUDITED)
                                  -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $11.03            $17.21
                                  -------------     -------------     -------------
Net Investment Income
(Loss)(2)                                  0.01             (0.03)            (0.03)
Net Realized and Unrealized
Gain on Investments                        1.03              6.23              1.29
                                  -------------     -------------     -------------
Total from Investment
Operations                                 1.04              6.20              1.26
                                  -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.01)               --                --
Distributions from Net
Realized Gain on
Investments Sold                             --             (0.02)               --
Tax Return of Capital                        --(3)             --                --
                                  -------------     -------------     -------------
 Total Distributions                      (0.01)            (0.02)               --
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                   $11.03            $17.21            $18.47
                                  =============     =============     =============
Total Investment Return at
Net Asset Value(4)                       10.35%(5)         56.18%             7.32%(5)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                                7.17%(5)         54.82%             7.24%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $1,779            $6,363           $14,635
Ratio of Expenses to Average
Net Assets                                1.00%(7)          1.00%             1.00%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)                  4.23%(7)          2.36%             1.17%(7)
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.06%(7)         (0.23%)           (0.30%)(7)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(8)                            (3.17%)(7)        (1.59%)           (0.47%)(7)
Portfolio Turnover Rate                    103%              136%               68%
Fee Reduction Per Share(2)                $0.33             $0.17             $0.02

(1) Commenced operations on January 7, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------
                                               V.A. RELATIVE VALUE FUND
                                  -------------------------------------------------
                                         PERIOD              YEAR        SIX MONTHS
                                          ENDED             ENDED             ENDED
                                    DECEMBER 31,      DECEMBER 31,    JUNE 30, 2000
                                        1998(1)              1999       (UNAUDITED)
                                  -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $12.03            $18.03
                                  -------------     -------------     -------------
Net Investment Income(2)                   0.11              0.10              0.02
Net Realized and Unrealized
Gain on Investments                        2.02              6.65              1.08
                                  -------------     -------------     -------------
Total from Investment
Operations                                 2.13              6.75              1.10
                                  -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.10)            (0.10)            (0.02)
Distributions from Net
Realized Gain on
Investments Sold                             --             (0.65)               --
                                  -------------     -------------     -------------
Total Distributions                       (0.10)            (0.75)            (0.02)
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                   $12.03            $18.03            $19.11
                                  =============     =============     =============
Total Investment Return at
Net Asset Value(3)                       21.39%(4)         56.65%             6.09%(4)
Total Adjusted Investment
Return at Net Asset
Value(3,5)                               21.21%(4)            --                --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $17,368           $38,766           $44,157
Ratio of Expenses to Average
Net Assets                                0.85%(6)          0.77%             0.73%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7)                  1.03%(6)            --                 --
Ratio of Net Investment
Income to Average Net
Assets                                    1.17%(6)          0.66%             0.18%(6)
Ratio of Adjusted Net
Investment Income to
Average Net Assets(7)                     0.99%(6)            --                 --
Portfolio Turnover Rate                    242%              166%              132%
Fee Reduction Per Share(2)                $0.02                --                --

(1) Commenced operations on January 6, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                               V.A. SMALL CAP GROWTH FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD                                                              SIX MONTHS
                                          ENDED                   YEAR ENDED DECEMBER 31,                         ENDED
                                   DECEMBER 31,     -------------------------------------------------     JUNE 30, 2000
                                        1996(1)              1997              1998              1999       (UNAUDITED)
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00             $9.32            $10.35            $12.00            $19.76
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income
(Loss)(2)                                  0.02             (0.02)            (0.06)            (0.10)            (0.07)
Net Realized and Unrealized
Gain (Loss) on Investments                (0.68)             1.05              1.71              8.29              0.65
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                (0.66)             1.03              1.65              8.19              0.58
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.02)               --(3)             --                --                --
Distributions from Net
Realized Gain on
Investments Sold                             --                --                --             (0.43)               --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions to
Shareholders                              (0.02)               --                --             (0.43)               --
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.32            $10.35            $12.00            $19.76            $20.34
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(4)                       (6.62%)(5)        11.06%            15.94%            68.52%             2.94%(5)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                               (8.05%)(5)         9.34%            15.31%            68.14%             2.88%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $975            $3,841            $8,232           $20,867           $33,554
Ratio of Expenses to Average
Net Assets                                1.00%(7)          1.00%             1.00%             1.00%             1.00%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)                  5.19%(7)          2.72%             1.63%             1.38%             1.13%(7)
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.62%(7)         (0.16%)           (0.59%)           (0.76%)           (0.67%)(7)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(8)                            (3.57%)(7)        (1.88%)           (1.22%)           (1.14%)           (0.80%)(7)
Portfolio Turnover Rate                     31%               79%               93%              120%               43%
Fee Reduction Per Share(2)                $0.14             $0.17             $0.07             $0.05             $0.01

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                               V.A. SOVEREIGN INVESTORS FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD                                                              SIX MONTHS
                                          ENDED                   YEAR ENDED DECEMBER 31,                         ENDED
                                   DECEMBER 31,     -------------------------------------------------     JUNE 30, 2000
                                        1996(1)              1997              1998              1999       (UNAUDITED)
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $10.74            $13.59            $15.61            $15.96
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.07              0.22              0.27              0.24              0.11
Net Realized and Unrealized
Gain (Loss) on Investments                 0.76              2.82              2.00              0.35             (0.83)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.83              3.04              2.27              0.59             (0.72)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.07)            (0.18)            (0.25)            (0.24)            (0.11)
Distributions in Excess of
Net Investment Income                        --                --                --                --(3)             --
Distributions from Net
Realized Gain on
Investments Sold                          (0.02)            (0.01)               --                --                --
Tax Return of Capital                        --                --                --                --(3)             --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.09)            (0.19)            (0.25)            (0.24)            (0.11)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.74            $13.59            $15.61            $15.96            $15.13
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(4)                        8.30%(5)         28.43%            16.88%             3.84%            (4.49%)(5)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                                7.30%(5)         28.12%               --                 --                --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $1,111           $12,187           $34,170           $50,254           $47,901
Ratio of Expenses to Average
Net Assets                                0.85%(7)          0.85%             0.74%             0.70%             0.71%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)                  3.78%(7)          1.16%                --                --                --
Ratio of Net Investment
Income to Average Net
Assets                                    1.90%(7)          1.81%             1.88%             1.57%             1.52%(7)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(8)                    (1.03%)(7)         1.50%                --                --                --
Portfolio Turnover Rate                     17%               11%               19%               26%               19%
Fee Reduction Per Share(2)                $0.11             $0.04                --                --                --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:


-----------------------------------------------------------------------------------------------------------------------
                                                               V.A. INTERNATIONAL FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD                                                              SIX MONTHS
                                          ENDED                   YEAR ENDED DECEMBER 31,                         ENDED
                                   DECEMBER 31,     -------------------------------------------------     JUNE 30, 2000
                                        1996(1)              1997              1998              1999       (UNAUDITED)
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $11.23            $10.50            $12.18            $15.45
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.07              0.05              0.07              0.07              0.03
Net Realized and Unrealized
Gain (Loss) on Investments                 1.20             (0.13)             1.69              3.75             (1.84)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.27             (0.08)             1.76              3.82             (1.81)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.04)            (0.01)            (0.07)            (0.08)               --
Dividends in Excess of Net
Investment Income                            --                --             (0.01)            (0.02)               --
Distributions from Net
Realized Gain on
Investments Sold                             --             (0.64)               --             (0.45)               --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.04)            (0.65)            (0.08)            (0.55)               --
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $11.23            $10.50            $12.18            $15.45            $13.64
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(3)                       12.75%(4)         (0.54%)           16.75%            31.55%           (11.72%)(4)
Total Adjusted Investment
Return at Net Asset
Value(3,5)                               12.07%(4)         (1.43%)           14.77%            30.19%           (12.55%)(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $2,267            $3,792            $7,201            $9,375            $9,381
Ratio of Expenses to Average
Net Assets                                1.15%(6)          1.15%             1.15%             1.15%             1.15%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7)                  3.13%(6)          2.04%             3.13%             2.51%             2.82%(6)
Ratio of Net Investment
Income to Average Net
Assets                                    2.03%(6)          0.43%             0.59%             0.52%             0.38%(6)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(7)                     0.05%(6)         (0.46%)           (1.39%)           (0.84%)           (1.29%)(6)
Portfolio Turnover Rate                     14%              273%               89%              116%               85%
Fee Reduction Per Share(2)                $0.07             $0.10             $0.22             $0.17             $0.02

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------
                                                    V.A. FINANCIAL INDUSTRIES FUND
                                  -------------------------------------------------------------------
                                         PERIOD                                            SIX MONTHS
                                          ENDED         YEAR ENDED DECEMBER 31,                 ENDED
                                   DECEMBER 31,     -------------------------------     JUNE 30, 2000
                                        1997(1)              1998              1999       (UNAUDITED)
                                  -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $13.44            $14.45            $14.46
                                  -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.11              0.18              0.11              0.04
Net Realized and Unrealized
Gain on Investments                        3.39              0.97              0.06              0.79
                                  -------------     -------------     -------------     -------------
Total from Investment
Operations                                 3.50              1.15              0.17              0.83
                                  -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.05)            (0.14)            (0.10)               --
Distributions from Net
Realized Gain on
Investments Sold                          (0.01)               --(3)          (0.05)               --
Tax Return of Capital                        --                --             (0.01)               --
                                  -------------     -------------     -------------     -------------
Total Distributions                       (0.06)            (0.14)            (0.16)               --
                                  -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $13.44            $14.45            $14.46            $15.29
                                  =============     =============     =============     =============
Total Investment Return at
Net Asset Value(4)                       35.05%(5)          8.55%             1.23%             5.74%(5)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                               34.71%(5)             --                --                --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $18,465           $54,569           $49,312           $50,776
Ratio of Expenses to Average
Net Assets                                1.05%(7)          0.92%             0.90%             0.86%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)                  1.39%(7)             --                --                --
Ratio of Net Investment
Income to Average Net
Assets                                    1.32%(7)          1.25%             0.77%             0.60%(7)
Ratio of Adjusted Net
Investment Income to
Average Net Assets(8)                     0.98%(7)             --                --                --
Portfolio Turnover Rate                     11%               38%               72%               31%
Fee Reduction Per Share(2)                $0.03                --                --                --

(1) Commenced operations on April 30, 1997.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------
                                               V.A. REGIONAL BANK FUND
                                  -------------------------------------------------
                                         PERIOD              YEAR        SIX MONTHS
                                          ENDED             ENDED             ENDED
                                    DECEMBER 31,      DECEMBER 31,    JUNE 30, 2000
                                        1998(1)              1999       (UNAUDITED)
                                  -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00             $9.28             $8.56
                                  -------------     -------------     -------------
Net Investment Income(2)                   0.09              0.12              0.08
Net Realized and Unrealized
Loss on Investments                       (0.74)            (0.57)            (0.88)
                                  -------------     -------------     -------------
Total from Investment
Operations                                (0.65)            (0.45)            (0.80)
                                  -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.07)            (0.12)            (0.09)
Distributions from Net
Realized Gain on
Investments Sold                             --(3)          (0.15)               --
                                  -------------     -------------     -------------
Total Distributions                       (0.07)            (0.27)            (0.09)
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.28             $8.56             $7.67
                                  =============     =============     =============
Total Investment Return at
Net Asset Value(4)                       (6.43%)(5)        (4.86%)           (9.37%)(5)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                               (6.49%)(5)            --                --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $20,256           $20,295           $13,189
Ratio of Expenses to Average
Net Assets                                1.05%(7)          1.00%             1.00%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)                  1.14%(7)             --                --
Ratio of Net Investment
Income to Average Net
Assets                                    1.39%(7)          1.30%             2.09%(7)
Ratio of Adjusted Net
Investment Income to
Average Net Assets(8)                     1.30%(7)             --                --
Portfolio Turnover Rate                     28%               49%               17%
Fee Reduction Per Share(2)                $0.01                --                --

(1) Commenced operations on May 1, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------

                           V.A. TECHNOLOGY FUND
                           --------------------
                                   PERIOD ENDED
                               JUNE 30, 2000(1)
                                    (UNAUDITED)
                                  -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00
                                  -------------
Net Investment Income(2)                   0.02
Net Realized and Unrealized
Gain on Investments                        1.03
                                  -------------
Total from Investment
Operations                                 1.05
                                  -------------
Net Asset Value, End of
Period                                   $11.05
                                  =============
Total Investment Return at
Net Asset Value(3)                       10.50%(4)
Total Adjusted Investment
Return at Net Asset
Value(3,5)                               10.17%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $2,853
Ratio of Expenses to Average
Net Assets                                1.05%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7)                  3.04%(6)
Ratio of Net Investment
Income to Average Net
Assets                                    1.05%(6)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(7)                            (0.94%)(6)
Portfolio Turnover Rate                    200%
Fee Reduction Per Share(2)                $0.03

(1) Commenced operations on May 1, 2000.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                               V.A. BOND FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD                                                              SIX MONTHS
                                          ENDED                   YEAR ENDED DECEMBER 31,                         ENDED
                                   DECEMBER 31,     -------------------------------------------------     JUNE 30, 2000
                                        1996(1)              1997              1998              1999       (UNAUDITED)
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $10.19            $10.36            $10.51             $9.81
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.23              0.68              0.63              0.64              0.32
Net Realized and Unrealized
Gain (Loss) on Investments                 0.21              0.24              0.32             (0.70)             0.08
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.44              0.92              0.95             (0.06)             0.40
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.23)            (0.68)            (0.63)            (0.64)            (0.32)
Distributions from Net
Realized Gain on
Investments Sold                          (0.02)            (0.07)            (0.17)               --                --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.25)            (0.75)            (0.80)            (0.64)            (0.32)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.19            $10.36            $10.51             $9.81             $9.89
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(3)                        4.42%(4)          9.30%             9.41%            (0.51%)            4.19%(4)
Total Adjusted Investment
Return at Net Asset
Value(3,5)                                3.25%(4)          7.52%             8.82%            (0.77%)            4.08%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $1,056            $3,682           $10,669           $12,531           $15,277
Ratio of Expenses to Average
Net Assets                                0.75%(6)          0.75%             0.75%             0.75%             0.75%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7)                  4.15%(6)          2.53%             1.34%             1.01%             0.98%(6)
Ratio of Net Investment
Income to Average Net
Assets                                    6.69%(6)          6.57%             5.93%             6.39%             6.65%(6)
Ratio of Adjusted Net
Investment Income to
Average Net Assets(7)                     3.29%(6)          4.79%             5.34%             6.13%             6.42%(6)
Portfolio Turnover Rate                     45%              193%              367%              307%              149%
Fee Reduction Per Share(2)                $0.12             $0.18             $0.06             $0.03             $0.01

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------
                                               V.A. HIGH YIELD BOND FUND
                                  -------------------------------------------------
                                         PERIOD              YEAR        SIX MONTHS
                                          ENDED             ENDED             ENDED
                                    DECEMBER 31,      DECEMBER 31,    JUNE 30, 2000
                                        1998(1)              1999       (UNAUDITED)
                                  -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00             $8.22             $8.31
                                  -------------     -------------     -------------
Net Investment Income(2)                   0.90              0.88              0.48
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                              (1.82)             0.16             (0.52)
                                  -------------     -------------     -------------
Total from Investment
Operations                                (0.92)             1.04             (0.04)
                                  -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.84)            (0.88)            (0.46)
Distributions from Net
Realized Gain on
Investments Sold and
Foreign Currency
Transactions                                 --             (0.07)               --
Tax Return of Capital                     (0.02)               --                --
                                  -------------     -------------     -------------
Total Distributions                       (0.86)            (0.95)            (0.46)
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                    $8.22             $8.31             $7.81
                                  =============     =============     =============
Total Investment Return at
Net Asset Value(3)                       (9.80%)(4)        13.12%            (0.43%)(4)
Total Adjusted Investment
Return at Net Asset
Value(3,5)                              (10.10%)(4)        12.94%            (0.45%)(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $8,120            $9,287            $8,886
Ratio of Expenses to Average
Net Assets                                0.85%(6)          0.85%             0.85%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7)                  1.15%(6)          1.03%             0.89%(6)
Ratio of Net Investment
Income to Average Net
Assets                                    9.85%(6)         10.56%            11.88%(6)
Ratio of Adjusted Net
Investment Income to
Average Net Assets(7)                     9.55%(6)         10.38%            11.84%(6)
Portfolio Turnover Rate                    102%              122%               35%
Fee Reduction Per Share(2)                $0.03             $0.02                --(8)

(1) Commenced operations on January 6, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                               V.A. MONEY MARKET FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD                                                              SIX MONTHS
                                          ENDED                   YEAR ENDED DECEMBER 31,                         ENDED
                                   DECEMBER 31,     -------------------------------------------------     JUNE 30, 2000
                                        1996(1)              1997              1998              1999       (UNAUDITED)
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $1.00             $1.00             $1.00             $1.00             $1.00
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.02              0.05              0.05              0.05              0.03
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.02)            (0.05)            (0.05)            (0.05)            (0.03)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $1.00             $1.00             $1.00             $1.00             $1.00
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(3)                        1.61%(4)          4.88%             4.87%             4.58%             2.74%(4)
Total Adjusted Investment
Return at Net Asset
Value(3,5)                               (7.55%)(4)         4.36%               --                --                --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $207            $8,377           $16,519           $32,952           $35,658
Ratio of Expenses to Average
Net Assets                                0.75%(6)          0.75%             0.74%             0.66%             0.65%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7)                 27.48%(6)          1.27%                --                --                --
Ratio of Net Investment
Income to Average Net
Assets                                    4.68%(6)          4.86%             4.70%             4.55%             5.56%(6)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(7)                   (22.05%)(6)         4.34%                --                --                --
Fee Reduction Per Share(2)                $0.08                --(8)             --                --                --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                               V.A. STRATEGIC INCOME FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD                                                              SIX MONTHS
                                          ENDED                   YEAR ENDED DECEMBER 31,                         ENDED
                                   DECEMBER 31,     -------------------------------------------------     JUNE 30, 2000
                                        1996(1)              1997              1998              1999       (UNAUDITED)
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $10.30            $10.47            $10.10             $9.77
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.27              0.91              0.85              0.80              0.42
Net Realized and Unrealized
Gain (Loss) on Investments                 0.36              0.26             (0.35)            (0.33)            (0.30)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.63              1.17              0.50              0.47              0.12
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.27)            (0.91)            (0.85)            (0.80)            (0.42)
Distributions from Net
Realized Gain on
Investments Sold                          (0.06)            (0.09)            (0.02)               --                --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.33)            (1.00)            (0.87)            (0.80)            (0.42)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.30            $10.47            $10.10             $9.77             $9.47
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(3)                        6.45%(4)         11.77%             4.92%             4.82%             1.24%(4)
Total Adjusted Investment
Return at Net Asset
Value(3,5)                                5.96%(4)         11.25%             4.84%             4.80%               --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $2,131            $5,540           $15,019           $22,282           $27,471
Ratio of Expenses to Average
Net Assets                                0.85%(6)          0.85%             0.85%             0.85%             0.83%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7)                  2.28%(6)          1.37%             0.93%             0.87%                --
Ratio of Net Investment
Income to Average Net
Assets                                    7.89%(6)          8.77%             8.19%             8.06%             8.77%(6)
Ratio of Adjusted Net
Investment Income to
Average Net Assets(7)                     6.46%(6)          8.25%             8.11%             8.04%                --
Portfolio Turnover Rate                     73%              110%               92%               53%(8)            30%
Fee Reduction Per Share(2)                $0.05             $0.05             $0.01                --(9)             --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Portfolio turnover rate excludes merger activity.
(9) Less than $0.01 per share.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Core Equity Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Core Equity Fund on June 30, 2000. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Advertising (1.61%)
Interpublic Group of Cos., Inc. (The)                   6,500         $279,500
Omnicom Group, Inc.                                     4,800          427,500
                                                                  ------------
                                                                       707,000
                                                                  ------------
Aerospace (1.54%)
General Dynamics Corp.                                  6,200          323,950
United Technologies Corp.                               6,000          353,250
                                                                  ------------
                                                                       677,200
                                                                  ------------
Automobile/Trucks (0.55%)
Ford Motor Co.                                          3,600          154,800
Lear Corp.*                                             4,000           80,000
Visteon Corp.*                                            471            5,711
                                                                  ------------
                                                                       240,511
                                                                  ------------
Banks - United States (3.07%)
Bank of America Corp.                                   5,300          227,900
Comerica, Inc.                                          3,900          175,012
FleetBoston Financial Corp.                            19,000          646,000
Morgan (J.P.) & Co., Inc.                               1,400          154,175
SunTrust Banks, Inc.                                    3,300          150,769
                                                                  ------------
                                                                     1,353,856
                                                                  ------------
Beverages (1.13%)
Anheuser-Busch Cos., Inc.                               3,700          276,344
Seagram Co. Ltd. (The) (Canada)                         3,800          220,400
                                                                  ------------
                                                                       496,744
                                                                  ------------
Building (0.98%)
Black & Decker Corp. (The)                              8,300          326,294
Willamette Industries, Inc.                             3,800          103,550
                                                                  ------------
                                                                       429,844
                                                                  ------------
Chemicals (0.29%)
Dow Chemical Co.                                        4,200          126,787
                                                                  ------------
Computers (18.62%)
America Online, Inc.*                                   7,400          390,350
Cisco Systems, Inc.*                                   25,600        1,627,200
Compaq Computer Corp.                                   7,500          191,719
Dell Computer Corp.*                                    9,300          458,606
Electronic Data Systems Corp.                           4,000          165,000
EMC Corp.*                                              6,200          477,013
First Data Corp.                                        6,600          327,525
Hewlett-Packard Co.                                     3,300          412,087
International Business Machines Corp.                   6,300          690,244
Microsoft Corp.*                                       18,100        1,448,000
Network Appliance, Inc.*                                1,700          136,850
Oracle Corp.*                                          10,800          907,875
Sun Microsystems, Inc.*                                 5,000          454,688
VERITAS Software Corp.*                                 2,000          226,031
Yahoo! Inc.*                                            2,300          284,912
                                                                  ------------
                                                                     8,198,100
                                                                  ------------
Cosmetics & Personal Care (0.18%)
Avon Products, Inc.                                     1,800           80,100
                                                                  ------------
Diversified Operations (2.28%)
Honeywell International, Inc.                           5,100          171,806
Minnesota Mining & Manufacturing Co.                    3,200          264,000
Textron, Inc.                                           3,000          162,938
Tyco International Ltd.                                 8,600          407,425
                                                                  ------------
                                                                     1,006,169
                                                                  ------------
Electronics (11.78%)
Agilent Technologies, Inc.*                             1,258           92,777
Altera Corp.*                                           1,500          152,906
Analog Devices, Inc.*                                   2,200          167,200
Applied Materials, Inc.*                                3,300          299,063
General Electric Co.                                   30,300        1,605,900
Intel Corp.                                            11,800        1,577,513
Maxim Integrated Products, Inc.*                        2,700          183,431
Motorola, Inc.                                          7,600          220,875
PE Corp. - PE Biosystems Group                          1,100           72,462
SCI Systems, Inc.*                                      1,800           70,537
Solectron Corp.*                                        2,900          121,438
Texas Instruments, Inc.                                 6,800          467,075
Xilinx, Inc.*                                           1,900          156,869
                                                                  ------------
                                                                     5,188,046
                                                                  ------------
Finance (4.17%)
American Express Co.                                    4,500          234,563
Associates First Capital Corp. (Class A)               10,000          223,125
Citigroup, Inc.                                        20,400        1,229,100
MBNA Corp.                                              5,500          149,187
                                                                  ------------
                                                                     1,835,975
                                                                  ------------
Food (0.52%)
Kellogg Co.                                             3,900          116,025
Quaker Oats Co.                                         1,500          112,688
                                                                  ------------
                                                                       228,713
                                                                  ------------
Insurance (5.71%)
Allstate Corp. (The)                                    4,500          100,125
American General Corp.                                  4,800          292,800
American International Group, Inc.                      3,000          352,500
Aon Corp.                                               5,400          167,738
AXA Financial, Inc.                                    12,600          428,400
Hartford Financial Services Group, Inc. (The)           5,600          313,250
Lincoln National Corp.                                  5,200          187,850
Marsh & McLennan Cos., Inc.                             1,300          135,769
St. Paul Cos., Inc. (The)                               4,700          160,387
Torchmark Corp.                                         4,200          103,687
XL Capital Ltd. (Class A)                               5,000          270,625
                                                                  ------------
                                                                     2,513,131
                                                                  ------------
Machinery (0.49%)
Ingersoll-Rand Co.                                      5,400          217,350
                                                                  ------------
Media (3.28%)
AT&T Corp. - Liberty Media Group*                       3,600           87,300
Clear Channel Communications, Inc.*                     1,500          112,500
Infinity Broadcasting Corp. (Class A)*                  4,900          178,544
Time Warner, Inc.                                       2,800          212,800
Viacom, Inc. (Class B)*                                12,507          852,821
                                                                  ------------
                                                                     1,443,965
                                                                  ------------
Medical (13.29%)
Allergan, Inc.                                          4,400          327,800
American Home Products Corp.                            3,900          229,125
Baxter International, Inc.                              2,700          189,844
Bristol-Myers Squibb Co.                                9,700          565,025
Johnson & Johnson                                       4,300          438,062
Lilly (Eli) & Co.                                       4,300          429,462
Merck & Co., Inc.                                       9,300          712,613
Pfizer, Inc.                                           45,950        2,205,600
Pharmacia Corp.                                         4,100          211,919
Schering-Plough Corp.                                  10,800          545,400
                                                                  ------------
                                                                     5,854,850
                                                                  ------------
Metal (0.26%)
Illinois Tool Works, Inc.                               2,000          114,000
                                                                  ------------
Mortgage Banking (1.14%)
Fannie Mae                                              9,600          501,000
                                                                  ------------
Office (0.27%)
Avery Dennison Corp.                                    1,800          120,825
                                                                  ------------
Oil & Gas (6.19%)
BP Amoco Plc, American Depositary Receipts  (ADR)
(United Kingdom)                                       12,136          686,443
Chevron Corp.                                           2,900          245,956
El Paso Energy Corp.                                    4,400          224,125
Exxon Mobil Corp.                                      11,712          919,392
Kerr-McGee Corp.                                        2,400          141,450
Royal Dutch Petroleum Co. (ADR) (Netherlands)           6,000          369,375
USX - Marathon Group                                    5,600          140,350
                                                                  ------------
                                                                     2,727,091
                                                                  ------------
Paper & Paper Products (0.80%)
International Paper Co.                                 4,900          146,081
Kimberly-Clark Corp.                                    3,600          206,550
                                                                  ------------
                                                                       352,631
                                                                  ------------
Retail (5.61%)
Circuit City Stores-Circuit City Group                  2,300           76,331
Federated Department Stores, Inc.*                      4,700          158,625
Gap, Inc. (The)                                         9,100          284,375
Home Depot, Inc. (The)                                 10,050          501,872
Lowe's Cos., Inc.                                       4,100          168,356
Target Corp.                                            3,800          220,400
TJX Cos., Inc.                                         11,100          208,125
Wal-Mart Stores, Inc.                                  14,800          852,850
                                                                  ------------
                                                                     2,470,934
                                                                  ------------
Soap & Cleaning Preparations (0.53%)
Procter & Gamble Co. (The)                              4,100          234,725
                                                                  ------------
Telecommunications (7.15%)
ADC Telecommunications, Inc.*                           1,300          109,037
AT&T Wireless Group*                                    3,700          103,137
Bell Atlantic Corp.                                     3,000          152,438
Corning, Inc.                                           1,100          296,863
Lucent Technologies, Inc.                               5,500          325,875
Nortel Networks Corp. (Canada)                         11,100          757,575
Sprint Corp.                                            6,000          306,000
Sprint PCS*                                             9,200          547,400
WorldCom, Inc.*                                        12,000          550,500
                                                                  ------------
                                                                     3,148,825
                                                                  ------------
Tobacco (0.71%)
Philip Morris Cos., Inc.                                8,400          223,125
UST, Inc.                                               6,200           91,063
                                                                  ------------
                                                                       314,188
                                                                  ------------
Transport (0.21%)
UAL Corp.*                                              1,600           93,100
                                                                  ------------
Utilities (4.16%)
Ameren Corp.                                            6,800          229,500
BellSouth Corp.                                         4,300          183,288
Dominion Resources, Inc.                                5,600          240,100
Duke Energy Corp.                                       5,100          287,512
Entergy Corp.                                           5,400          146,812
FPL Group, Inc.                                         2,600          128,700
Reliant Energy, Inc.                                    6,300          186,244

SBC Communications, Inc.                                9,900          428,175
                                                                  ------------
                                                                     1,830,331
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $35,616,019)                                    (96.52%)      42,505,991
                                                                  ------------

                                          INTEREST     PAR VALUE
                                            RATE    (000s OMITTED)
                                          --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.46%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Dated 06-30-00, due
07-03-00 (Secured by U.S. Treasury
Bonds 6.250% thru 7.500% due 08-15-22
thru 08-15-27) - Note B                      6.55%     $1,523        1,523,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                         541
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (3.46%)       1,523,541
                                                      -------     ------------
TOTAL INVESTMENTS                                     (99.98%)      44,029,532
                                                      -------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.02%)           9,268
                                                      -------     ------------
TOTAL NET ASSETS                                     (100.00%)     $44,038,800
                                                      =======     ============

* Non-income producing security.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. 500 Index Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. 500 Index Fund on June 30, 2000. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Advertising (0.26%)
Interpublic Group of Companies, Inc. (The)                818          $35,174
Omnicom Group, Inc.                                       482           42,928
Young & Rubicam, Inc.                                     196           11,209
                                                                  ------------
                                                                        89,311
                                                                  ------------
Aerospace (0.79%)
Boeing Co. (The)                                        2,459          102,817
General Dynamics Corp.                                    544           28,424
Goodrich (B.F.) Co. (The)                                 291            9,912
Lockheed Martin Corp.                                   1,085           26,922
Northrop Grumman Corp.                                    189           12,521
Raytheon Co. (Class B)                                    921           17,729
United Technologies Corp.                               1,276           75,125
                                                                  ------------
                                                                       273,450
                                                                  ------------
Automobile/Trucks (0.84%)
Cummins Engine Co., Inc.                                  113            3,079
Dana Corp.                                                413            8,750
Delphi Automotive Systems Corp.                         1,526           22,222
Eaton Corp.                                               197           13,199
Ford Motor Co.                                          3,267          140,481
General Motors Corp.                                    1,450           84,191
PACCAR, Inc.                                              207            8,215
Ryder System, Inc.                                        161            3,049
Visteon Corp.                                             427            5,177
                                                                  ------------
                                                                       288,363
                                                                  ------------
Banks - United States (4.24%)
AmSouth Bancorp.                                        1,065           16,774
BankAmerica Corp.                                       4,493          193,199
Bank of New York Co., Inc.                              1,999           92,953
Bank One Corp.                                          3,109           82,583
BB&T Corp.                                                945           22,562
Chase Manhattan Corp.                                   3,353          154,448
Comerica, Inc.                                            424           19,027
Fifth Third Bancorp                                       840           53,130
First Union Corp.                                       2,658           65,952
Firstar Corp.                                           2,630           55,394
FleetBoston Financial Corp.                             2,443           83,062
Huntington Bancshares, Inc.                               602            9,519
KeyCorp.                                                1,179           20,780
Mellon Financial Corp.                                  1,332           48,535
Morgan (J.P.) & Co., Inc.                                 440           48,455
National City Corp.                                     1,643           28,034
Northern Trust Corp.                                      603           39,233
Old Kent Financial Corp.                                  372            9,951
PNC Bank Corp.                                            787           36,891
Regions Financial Corp.                                   598           11,885
SouthTrust Corp.                                          456           10,317
State Street Corp.                                        436           46,243
Summit Bancorp.                                           477           11,746
SunTrust Banks, Inc.                                      820           37,464
Synovus Financial Corp.                                   766           13,501
U.S. Bancorp.                                           2,038           39,232
Union Planters Corp.                                      367           10,253
Wachovia Corp.                                            549           29,783
Wells Fargo Co.                                         4,368          169,260
                                                                  ------------
                                                                     1,460,166
                                                                  ------------
Beverages (2.19%)
Anheuser-Busch Cos., Inc.                               1,225           91,492
Brown-Forman Corp.                                        186            9,997
Coca-Cola Co. (The)                                     6,710          385,406
Coca-Cola Enterprises, Inc.                             1,140           18,596
Coors (Adolph) Co. (Class B)                               99            5,989
PepsiCo, Inc.                                           3,907          173,617
Seagram Co. Ltd. (The) (Canada)                         1,183           68,614
                                                                  ------------
                                                                       753,711
                                                                  ------------
Broker Services (1.63%)
Bear Stearns Cos., Inc.                                   300           12,487
Lehman Brothers Holdings, Inc.                            328           31,016
Merrill Lynch & Co., Inc.                               1,052          120,980
Morgan Stanley Dean Witter & Co.                        3,068          255,411
Paine Webber Group Inc.                                   395           17,973
Schwab (Charles) Corp.                                  3,691          124,110
                                                                  ------------
                                                                       561,977
                                                                  ------------
Building (0.43%)
Armstrong World Industries, Inc.                          109            1,669
Black & Decker Corp.                                      231            9,081
Centex Corp.                                              161            3,783
Danaher Corp.                                             384           18,984
Fluor Corp.                                               207            6,546
Georgia-Pacific Corp.                                     462           12,127
Kaufman & Broad Home Corp.                                130            2,576
Louisiana-Pacific Corp.                                   282            3,067
Masco Corp.                                             1,216           21,964
Owens Corning                                             150            1,388
Pulte Corp.                                               112            2,422
Sherwin-Williams Co.                                      444            9,407
Snap-on, Inc.                                             159            4,233
Stanley Works (The)                                       238            5,653
Vulcan Materials Co.                                      273           11,654
Weyerhauser Co.                                           632           27,176
Willamette Industries, Inc.                               300            8,175
                                                                  ------------
                                                                       149,905
                                                                  ------------
Business Services - Misc. (0.36%)
Block, H&R, Inc.                                          267            8,644
Cendant Corp.*                                          1,955           27,370
Convergys Corp.*                                          416           21,580
Dun & Bradstreet Corp.                                    438           12,538
Equifax, Inc.                                             383           10,054
Paychex, Inc.                                           1,007           42,294
                                                                  ------------
                                                                       122,480
                                                                  ------------
Chemicals (0.54%)
Air Products & Chemicals, Inc.                            622           19,165
Dow Chemical Co.                                        1,813           54,730
Eastman Chemical Co.                                      208            9,932
Engelhard Corp.                                           346            5,904
FMC Corp.*                                                 82            4,756
Grace (W. R.) & Co.                                       183            2,219
Great Lakes Chemical Corp.                                148            4,662
Hercules, Inc.                                            291            4,092
PPG Industries, Inc.                                      472           20,916
Praxair, Inc.                                             427           15,986
Rohm & Haas Co.                                           590           20,355
Sigma-Aldrich Corp.                                       231            6,757
Union Carbide Corp.                                       365           18,068
                                                                  ------------
                                                                       187,542
                                                                  ------------
Computers (18.85%)
3Com Corp.*                                               951           54,801
Adaptec, Inc.*                                            282            6,415
Adobe Systems, Inc.                                       325           42,250
America Online, Inc.*                                   6,228          328,527
Apple Computer, Inc.*                                     882           46,195
Autodesk, Inc.                                            158            5,481
Automatic Data Processing, Inc.                         1,700           91,056
BMC Software, Inc.*                                       662           24,153
Cabletron Systems, Inc.*                                  494           12,473
Ceridian Corp.*                                           393            9,457
Cisco Systems, Inc.*                                   18,858        1,198,662
Citrix Systems, Inc.*                                     502            9,507
Compaq Computer Corp.                                   4,603          117,664
Computer Associates International, Inc.                 1,595           81,644
Computer Sciences Corp.*                                  454           33,908
Compuware Corp.*                                          977           10,136
Dell Computer Corp.*                                    6,981          344,251
Electronic Data Systems Corp.                           1,263           52,099
EMC Corp.*                                              5,883          452,623
First Data Corp.                                        1,118           55,481
Gateway 2000, Inc.*                                       872           49,486
Hewlett-Packard Co.                                     2,711          338,536
IMS Health, Inc.                                          806           14,508
International Business Machines Corp.                   4,806          526,557
Lexmark International Group, Inc. (Class A)*              350           23,537
Microsoft Corp.*                                       14,266        1,141,280
MIPS Technologies, Inc. (Class B)*                         69            2,657
NCR Corp.*                                                258           10,046
Network Appliance, Inc.*                                  826           66,493
Novell, Inc.*                                             893            8,260
Oracle Corp.*                                           7,695          646,861
Parametric Technology Corp.*                              748            8,228
PeopleSoft, Inc.*                                         748           12,529
Sabre Holdings Corp.*                                     350            9,975
Sapient Corp.*                                            159           17,003
Seagate Technology, Inc.*                                 616           33,880
Siebel Systems, Inc.*                                     541           88,487
Silicon Graphics, Inc.*                                   501            1,879
Sun Microsystems, Inc.*                                 4,301          391,122
Unisys Corp.*                                             845           12,305
VERITAS Software Corp.*                                 1,060          119,797
                                                                  ------------
                                                                     6,500,209
                                                                  ------------
Consumer Products Misc. (0.01%)
American Greetings Corp. (Class A)                        175            3,325
                                                                  ------------
Containers (0.09%)
Ball Corp.                                                 81            2,607
Bemis Co., Inc.                                           144            4,842
Crown Cork & Seal Co., Inc.                               347            5,205
Owens-Illinois, Inc.*                                     397            4,640
Pactiv Corp.*                                             458            3,607
Sealed Air Corp.*                                         227           11,889
                                                                  ------------
                                                                        32,790
                                                                  ------------
Cosmetics & Personal Care (0.41%)
Alberto Culver Co. (Class B)                              151            4,615
Avon Products, Inc.                                       644           28,658
Gillette Co.                                            2,830           98,873
International Flavors & Fragrances, Inc.                  279            8,422
                                                                  ------------
                                                                       140,568
                                                                  ------------
Diversified Operations (1.71%)
Crane Co.                                                 164            3,987
Du Pont (E.I.) De Nemours & Co.                         2,839          124,206
Fortune Brands, Inc.                                      429            9,894
Honeywell International, Inc.                           2,164           72,900
IKON Office Solutions, Inc.                               405            1,569
ITT Industries, Inc.                                      238            7,229
Johnson Controls, Inc.                                    232           11,904
Loews Corp.                                               267           16,020
Minnesota Mining & Manufacturing Co.                    1,073           88,523
National Service Industries, Inc.                         110            2,145
Textron, Inc.                                             391           21,236
TRW, Inc.                                                 334           14,487
Tyco International Ltd.                                 4,576          216,788
                                                                  ------------
                                                                       590,888
                                                                  ------------
Electronics (12.56%)
Advanced Micro Devices, Inc.*                             415           32,059
Agilent Technologies, Inc.*                             1,225           90,344
Altera Corp.*                                             540           55,046
American Power Conversion Corp.*                          525           21,427
Analog Devices, Inc.*                                     959           72,884
Applied Materials, Inc.*                                2,189          198,378
Conexant Systems, Inc.*                                   589           28,640
Emerson Electric Co.                                    1,157           69,854
General Electric Co.                                   26,821        1,421,513
Grainger (W.W.), Inc.                                     255            7,857
Intel Corp.                                             9,079        1,213,749
KLA-Tencor Corp.*                                         504           29,515
Linear Technology Corp.                                   843           53,899
LSI Logic Corp.*                                          832           45,032
Maxim Integrated Products, Inc.*                          766           52,040
Micron Technology, Inc.                                 1,504          132,446
Molex Inc.                                                532           25,603
Motorola, Inc.                                          5,835          169,580
National Semiconductor Corp.*                             479           27,183
Novellus Systems, Inc.*                                   354           20,023
Parker-Hannifin Corp.                                     304           10,412
PE Corp-PE Biosystems Group                               565           37,219
PerkinElmer, Inc.                                         133            8,795
Rockwell International Corp.                              510           16,065
Solectron Corp.*                                        1,616           67,670
Tektronix, Inc.                                           131            9,694
Teradyne, Inc.*                                           469           34,472
Texas Instruments, Inc.                                 4,436          304,698
Thomas & Betts Corp.                                      157            3,003
Xilinx, Inc.*                                             871           71,912
                                                                  ------------
                                                                     4,331,012
                                                                  ------------
Finance (3.20%)
American Express Co.                                    3,622          188,797
Associates First Capital Corp. (Class A)                1,975           44,067
Capital One Financial Corp.                               531           23,696
Charter One Financial, Inc.                               568           13,064
Citigroup, Inc.                                         9,149          551,227
Franklin Resources, Inc.                                  660           20,048
Golden West Financial Corp.                               429           17,509
Household International, Inc.                           1,283           53,325
Kansas City Southern Industries, Inc.                     302           26,784
MBNA Corp.                                              2,174           58,970
Price (T. Rowe) Associates, Inc.                          327           13,898
Providian Financial Corp.                                 386           34,740
SLM Holding Corp.                                         425           15,911
Washington Mutual, Inc.                                 1,485           42,879
                                                                  ------------
                                                                     1,104,915
                                                                  ------------
Food (1.31%)
Archer-Daniels-Midland Co.                              1,632           16,014
Bestfoods                                                 744           51,522
Campbell Soup Co.                                       1,145           33,348
ConAgra, Inc.                                           1,334           25,429
General Mills, Inc.                                       790           30,217
Heinz (H.J.) Co.                                          955           41,781
Hershey Foods Corp.                                       372           18,042
Kellogg Co.                                             1,099           32,695
Nabisco Group Holdings Corp.                              885           22,955
Quaker Oats Co.                                           355           26,669
Ralston Purina Group                                      832           16,588
Sara Lee Corp.                                          2,357           45,520
Unilever NV, American Depositary Receipts
(ADR) (Netherlands)                                     1,550           66,650
Wrigley (WM) Jr. Co.                                      309           24,778
                                                                  ------------
                                                                       452,208
                                                                  ------------
Furniture (0.03%)
Leggett & Platt, Inc.                                     533            8,794
                                                                  ------------
Household (0.12%)
Maytag Corp.                                              213            7,854
Newell Rubbermaid, Inc.                                   723           18,617
Springs Industries, Inc.                                   49            1,577
Tupperware Corp.                                          156            3,432
Whirlpool Corp.                                           198            9,232
                                                                  ------------
                                                                        40,712
                                                                  ------------
Instruments - Scientific (0.05%)
Millipore Corp.                                           125            9,422
Thermo Electron Corp.*                                    423            8,909
                                                                  ------------
                                                                        18,331
                                                                  ------------
Insurance (2.85%)
Aetna, Inc.                                               382           24,520
AFLAC, Inc.                                               720           33,075
Allstate Corp. (The)                                    2,019           44,923
American General Corp.                                    673           41,053
American International Group, Inc.                      4,179          491,032
Aon Corp.                                                 694           21,557
Chubb Corp. (The)                                         474           29,151
CIGNA Corp.                                               441           41,233
Cincinnati Financial Corp.                                436           13,707
Conseco, Inc.                                             882            8,599
Hartford Financial Services Group, Inc. (The)             583           32,612
Jefferson Pilot Corp.                                     279           15,746
Lincoln National Corp.                                    520           18,785
Marsh & McLennan Cos., Inc.                               731           76,344
MBIA, Inc.                                                267           12,866
MGIC Investment Corp.                                     287           13,058
Progressive Corp.                                         198           14,652
SAFECO Corp.                                              346            6,877
St. Paul Cos., Inc.                                       575           19,622
Torchmark Corp.                                           347            8,567
UnumProvident Corp.                                       652           13,081
                                                                  ------------
                                                                       981,060
                                                                  ------------
Internet Services (0.53%)
Yahoo! Inc.*                                            1,473          182,468
                                                                  ------------
Leisure (1.16%)
Brunswick Corp.                                           238            3,942
Carnival Corp. (Class A)                                1,639           31,960
Disney (Walt) Co., (The)                                5,633          218,631
Eastman Kodak Co.                                         840           49,980
Harley-Davidson, Inc.                                     823           31,685
Harrah's Entertainment, Inc.*                             331            6,930
Hasbro, Inc.                                              467            7,034
Hilton Hotels Corp.                                       998            9,356
Marriott International, Inc. (Class A)                    650           23,441
Mattel, Inc.                                            1,154           15,218
Polaroid Corp.                                            122            2,204
                                                                  ------------
                                                                       400,381
                                                                  ------------
Machinery (0.31%)
Briggs & Stratton Corp.                                    60            2,055
Caterpiller Tractor, Inc.                                 945           32,012
Cooper Industries, Inc.                                   253            8,238
Deere & Co.                                               634           23,458
Dover Corp.                                               550           22,309
Ingersoll-Rand Co.                                        439           17,670
Milacron, Inc.                                             97            1,407
                                                                  ------------
                                                                       107,149
                                                                  ------------
Media (2.56%)
Clear Channel Communications, Inc.*                       919           68,925
Comcast Corp.                                           2,434           98,577
Dow Jones & Co., Inc.                                     240           17,580
Gannett Co., Inc.                                         722           43,185
Harcourt General, Inc.                                    194           10,549
Knight-Ridder, Inc.                                       211           11,223
McGraw-Hill Cos., Inc. (The)                              527           28,458
Meredith Corp.                                            137            4,624
New York Times Co. (Class A)                              461           18,210
Time Warner, Inc.                                       3,567          271,092
Tribune Co.                                               836           29,260
Viacom, Inc. (Class B)*                                 4,134          281,887
                                                                  ------------
                                                                       883,570
                                                                  ------------
Medical (11.47%)
Abbott Laboratories                                     4,200          187,162
Allergan, Inc.                                            351           26,149
ALZA Corp.*                                               278           16,437
American Home Products Corp.                            3,536          207,740
Amgen, Inc.*                                            2,784          195,576
Bard (C.R.), Inc.                                         137            6,593
Bausch & Lomb, Inc.                                       144           11,142
Baxter International, Inc.                                787           55,336
Becton, Dickinson & Co.                                   684           19,622
Biogen, Inc.*                                             403           25,993
Biomet, Inc.                                              321           12,338
Boston Scientific Corp.*                                1,105           24,241
Bristol-Myers Squibb Co.                                5,348          311,521
Cardinal Health, Inc.                                     746           55,204
Guidant Corp.                                             831           41,134
HCA-The Healthcare Co.                                  1,512           45,927
HEALTHSOUTH Corp.*                                      1,045            7,511
Humana, Inc.*                                             455            2,218
Johnson & Johnson                                       3,771          384,171
Lilly (Eli) & Co.                                       3,062          305,817
Mallinckrodt, Inc.                                        182            7,906
Manor Care, Inc.*                                         277            1,939
McKesson HBOC, Inc.                                       764           15,996
MedImmune, Inc.*                                          566           41,884
Medtronic, Inc.                                         3,245          161,642
Merck & Co., Inc.                                       6,234          477,680
Pall Corp.                                                335            6,198
Pfizer Inc.                                            17,063          819,024
Pharmacia Corp.                                         3,441          177,857
Quintiles Transnational Corp.*                            312            4,407
Schering-Plough Corp.                                   3,969          200,435
St. Jude Medical, Inc.*                                   227           10,414
Tenet Healthcare Corp.*                                   848           22,896
United Healthcare Corp.                                   440           37,730
Watson Pharmaceutical, Inc.*                              262           14,083
Wellpoint Health Networks, Inc.*                          168           12,170
                                                                  ------------
                                                                     3,954,093
                                                                  ------------
Metal (0.59%)
Alcan Aluminium Ltd. (Canada)                             593           18,383
Alcoa Inc.                                              2,342           67,918
Barrick Gold Corp. (Canada)                             1,073           19,515
Bethlehem Steel Corp.*                                    357            1,272
Freeport-McMoran Copper & Gold, Inc. (Class B)*           434            4,014
Homestake Mining Co.                                      706            4,854
Illinois Tool Works, Inc.                                 817           46,569
Inco, Ltd. (Canada)                                       493            7,580
Newmont Mining Corp.                                      455            9,839
Phelps Dodge Corp.                                        213            7,921
Placer Dome, Inc. (Canada)                                888            8,492
Timken Co. (The)                                          165            3,073
Worthington Industries, Inc.                              234            2,457
                                                                  ------------
                                                                       201,887
                                                                  ------------
Mortgage Banking (0.66%)
Countrywide Credit Industries, Inc.                       307            9,306
Fannie Mae                                              2,731          142,524
Freddie Mac                                             1,885           76,342
                                                                  ------------
                                                                       228,172
                                                                  ------------
Office (0.26%)
Avery Dennison Corp.                                      304           20,406
Deluxe Corp.                                              196            4,618
Pitney Bowes, Inc.                                        699           27,960
Xerox Corp.                                             1,806           37,475
                                                                  ------------
                                                                        90,459
                                                                  ------------
Oil & Gas (5.94%)
Amerada Hess Corp.                                        246           15,190
Anadarko Petroleum Corp.                                  347           17,111
Apache Corp.                                              308           18,114
Ashland, Inc.                                             191            6,697
Baker Hughes, Inc.                                        895           28,640
Burlington Resources, Inc.                                584           22,338
Chevron Corp.                                           1,767          149,864
Coastal Corp. (The)                                       580           35,307
Columbia Energy Group                                     219           14,372
Conoco, Inc. (Class B)                                  1,692           41,560
El Paso Energy Corp.                                      627           31,938
Enron Corp.                                             1,985          128,032
Exxon Mobil Corp.                                       9,437          740,804
Halliburton Co.                                         1,203           56,767
Kerr-McGee Corp.                                          255           15,029
McDermott International, Inc.                             163            1,436
Occidental Petroleum Corp.                                999           21,041
Phillips Petroleum Co.                                    688           34,873
Rowan Cos., Inc.*                                         254            7,715
Royal Dutch Petroleum Co. ADR (Netherlands)             5,813          357,863
Schlumberger Ltd.                                       1,543          115,146
Sunoco, Inc.                                              240            7,065
Texaco, Inc.                                            1,497           79,715
Tosco Corp.                                               392           11,099
Transocean Sedco Forex, Inc.                              571           30,513
Union Pacific Resources Group                             683           15,026
Unocal Corp.                                              658           21,796
USX - Marathon Group                                      845           21,178
                                                                  ------------
                                                                     2,046,229
                                                                  ------------
Paper & Paper Products (0.48%)
Boise Cascade Corp.                                       155            4,011
Fort James Corp.                                          558           12,904
International Paper Co.                                 1,310           39,054
Kimberly-Clark Corp.                                    1,506           86,407
Mead Corp. (The)                                          279            7,045
Potlatch Corp.                                             78            2,584
Temple-Inland, Inc.                                       142            5,964
Westvaco Corp.                                            273            6,774
                                                                  ------------
                                                                       164,743
                                                                  ------------
Pollution Control (0.11%)
Allied Waste Industries, Inc.*                            512            5,120
Waste Management, Inc.                                  1,684           31,996
                                                                  ------------
                                                                        37,116
                                                                  ------------
Printing - Commercial (0.02%)
Donnelley (R.R.) & Sons                                   330            7,446
                                                                  ------------
Retail (6.08%)
Albertson's, Inc.                                       1,148           38,171
AutoZone, Inc.*                                           363            7,986
Bed Bath & Beyond, Inc.*                                  380           13,775
Best Buy Co., Inc.*                                       554           35,040
Circuit City Stores-Circuit City Group                    551           18,286
Consolidated Stores Corp.*                                300            3,600
Costco Wholesale Corp.                                  1,211           39,963
CVS Corp.                                               1,058           42,320
Darden Restaurants, Inc.                                  335            5,444
Dillards, Inc.                                            254            3,111
Dollar General Corp.                                      892           17,394
Federated Department Stores, Inc.*                        580           19,575
Gap, Inc. (The)                                         2,307           72,094
Genuine Parts Co.                                         479            9,580
Great Atlantic & Pacific Tea Co., Inc.                    104            1,729
Home Depot, Inc. (The)                                  6,272          313,208
Kmart Corp.*                                            1,304            8,883
Kohl's Corp.*                                             884           49,172
Kroger Co.*                                             2,264           49,949
Limited, Inc. (The)                                     1,165           25,193
Longs Drug Stores Corp.                                   107            2,327
Lowe's Cos., Inc.                                       1,036           42,541
May Department Stores                                     901           21,624
McDonald's Corp.                                        3,622          119,300
Nordstrom, Inc.                                           365            8,806
Office Depot, Inc.*                                       857            5,356
Penney (J.C.) Co., Inc.                                   708           13,054
RadioShack Corp.                                          506           23,972
Reebok International Ltd.*                                154            2,454
Rite Aid Corp.                                            702            4,607
Safeway, Inc.*                                          1,346           60,738
Sears, Roebuck & Co.                                      956           31,190
Staples, Inc.*                                          1,313           20,187
Starbucks Corp.*                                          498           19,017
SUPERVALU, INC.                                           356            6,786
SYSCO Corp.                                               903           38,039
Target Corp.                                            1,236           71,688
TJX Cos., Inc.                                            813           15,244
Toys R Us, Inc.*                                          586            8,534
Tricon Global Restaurants, Inc.*                          400           11,300
Walgreen Co.                                            2,732           87,936
Wal-Mart Stores, Inc.                                  12,083          696,283
Wendy's International, Inc.                               308            5,486
Winn-Dixie Stores, Inc.                                   392            5,611
                                                                  ------------
                                                                     2,096,553
                                                                  ------------
Rubber - Tires & Misc. (0.03%)
Cooper Tire & Rubber Co.                                  200            2,225
Goodyear Tire & Rubber Co. (The)                          424            8,480
                                                                  ------------
                                                                        10,705
                                                                  ------------
Shoes & Related Apparel (0.09%)
Nike, Inc. (Class B)                                      741           29,501
                                                                  ------------
Soap & Cleaning Preparations (0.98%)
Clorox Co.                                                636           28,501
Colgate-Palmolive Co.                                   1,563           93,585
Ecolab, Inc.                                              351           13,711
Procter & Gamble Co. (The)                              3,546          203,009
                                                                  ------------
                                                                       338,806
                                                                  ------------
Steel (0.05%)
Allegheny Technologies, Inc.                              226            4,068
Nucor Corp.                                               231            7,666
USX - U.S. Steel Group, Inc.                              240            4,455
                                                                  ------------
                                                                        16,189
                                                                  ------------
Telecommunications (9.30%)
ADC Telecommunications, Inc.*                             829           69,532
Andrew Corp.*                                             219            7,350
AT&T Corp.                                             10,173          321,721
Bell Atlantic Corp.                                     4,190          212,904
CenturyTel, Inc.                                          380           10,925
Comverse Technology, Inc.*                                414           38,502
Corning, Inc.                                             748          201,866
Global Crossing Ltd.* (Bermuda)                         2,391           62,913
Lucent Technologies, Inc.                               8,828          523,059
MediaOne Group, Inc.*                                   1,678          111,274
Nextel Communications, Inc. (Class A)*                  2,056          125,801
Nortel Networks Corp. (Canada)                          8,031          548,116
QUALCOMM, Inc.*                                         2,009          120,540
Scientific-Atlanta, Inc.                                  432           32,184
Sprint Corp.                                            2,376          121,176
Sprint PCS*                                             2,481          147,620
Tellabs, Inc.*                                          1,110           75,966
U.S. WEST, Inc.                                         1,376          117,992
WorldCom, Inc.*                                         7,762          356,082
                                                                  ------------
                                                                     3,205,523
                                                                  ------------
Textile (0.04%)
Liz Claiborne, Inc.                                       148            5,217
Russell Corp.                                              88            1,760
VF Corp.                                                  310            7,382
                                                                  ------------
                                                                        14,359
                                                                  ------------
Tobacco (0.50%)
Philip Morris Cos., Inc.                                6,199          164,661
UST, Inc.                                                 440            6,463
                                                                  ------------
                                                                       171,124
                                                                  ------------
Transport (0.51%)
AMR Corp.*                                                406           10,734
Burlington Northern Santa Fe Corp.                      1,161           26,630
CSX Corp.                                                 592           12,543
Delta Air Lines, Inc.                                     332           16,787
FDX Corp.*                                                786           29,868
Navistar International Corp.*                             168            5,219
Norfolk Southern Corp.                                  1,039           15,455
Southwest Airlines Co.                                  1,345           25,471
Union Pacific Corp.                                       672           24,990
US Airways Group, Inc.*                                   181            7,059
                                                                  ------------
                                                                       174,756
                                                                  ------------
Utilities (4.23%)
AES Corp. (The)*                                        1,156           52,742
ALLTEL Corp.                                              855           52,957
Ameren Corp.                                              372           12,555
American Electric Power Co., Inc.                         872           25,833
BellSouth Corp.                                         5,101          217,430
Cinergy Corp.                                             431           10,964
CMS Energy Corp.                                          298            6,593
Consolidated Edison, Inc.                                 575           17,034
Constellation Energy Group, Inc.                          406           13,220
CP&L, Inc.                                                433           13,829
Dominion Resources, Inc.                                  645           27,654
DTE Energy Co.                                            387           11,828
Duke Energy Corp.                                         996           56,149
Eastern Enterprises                                        74            4,662
Edison International                                      901           18,470
Entergy Corp.                                             623           16,938
FirstEnergy Corp.*                                        626           14,633
Florida Progress Corp.                                    267           12,516
FPL Group, Inc.                                           483           23,908
GPU, Inc.                                                 329            8,904
GTE Corp.                                               2,610          162,472
New Century Energies, Inc.                                316            9,480
Niagara Mohawk Holdings, Inc.*                            467            6,509
NICOR, Inc.                                               126            4,111
Northern States Power Co.                                 426            8,600
ONEOK, Inc.                                                79            2,049
PECO Energy Co.                                           460           18,544
Peoples Energy Corp.                                       96            3,108
PG&E Corp.                                              1,045           25,733
Pinnacle West Capital Corp.                               230            7,791
PPL Corp.                                                 391            8,578
Public Service Enterprise Group, Inc.                     587           20,325
Reliant Energy, Inc.                                      802           23,709
SBC Communications, Inc.                                9,222          398,852
Sempra Energy                                             554            9,418
Southern Co.                                            1,758           40,983
TXU Corp.                                                 715           21,093
Unicom Corp.                                              482           18,647
Williams Cos., Inc. (The)                               1,198           49,942
                                                                  ------------
                                                                     1,458,763
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $23,071,935)                                    (98.37%)      33,911,709
                                                    ---------     ------------

                                       INTEREST     PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.49%)
Investment in a joint repurchase
agreement  transaction with UBS
Warburg, Inc. - Dated 06-30-00, due
07-03-00 (Secured by U.S. Treasury
Bonds 8.125% thru 9.125% due 05-15-18
thru 05-15-21) - Note B                   6.55%          $516          516,000
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (1.49%)         516,000
                                                    ---------     ------------
TOTAL INVESTMENTS                                     (99.86%)      34,427,709
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.14%)          47,323
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $34,475,032
                                                    =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Large Cap Growth Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Large Cap Growth Fund on June 30, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Advertising (1.86%)
Interpublic Group of Companies, Inc. (The)              4,650         $199,950
Omnicom Group, Inc.                                     2,250          200,391
                                                                  ------------
                                                                       400,341
                                                                  ------------
Banks - United States (0.49%)
State Street Corp.                                      1,000          106,063
                                                                  ------------
Broker Services (1.00%)
Schwab (Charles) Corp. (The)                            6,400          215,200
                                                                  ------------
Computers (21.29%)
Apple Computer, Inc.*                                   3,950          206,881
Cisco Systems, Inc.*                                   12,000          762,750
Computer Associates International, Inc.                 4,050          207,309
EMC Corp.*                                              6,000          461,625
International Business Machines Corp.                   4,000          438,250
Microsoft Corp.*                                       14,000        1,120,000
Oracle Corp.*                                           6,650          559,016
Sun Microsystems, Inc.*                                 5,000          454,688
VERITAS Software Corp.*                                 1,650          186,476
Yahoo! Inc.*                                            1,550          192,006
                                                                  ------------
                                                                     4,589,001
                                                                  ------------
Diversified Operations (2.16%)
Tyco International Ltd.                                 9,850          466,644
                                                                  ------------
Electronics (19.40%)
Applied Materials, Inc.*                                4,000          362,500
Broadcom Corp. (Class A)*                               1,300          284,619
Conexant Systems, Inc.*                                 3,850          187,206
Flextronics International Ltd. (Singapore)*             3,000          206,062
General Electric Co.                                   15,000          795,000
Intel Corp.                                             6,500          868,969
KLA-Tencor Corp.*                                       3,500          204,969
Solectron Corp.*                                        5,400          226,125
Taiwan Semiconductor Manufacturing Co. Ltd.,
American Depositary Receipts (ADR) (Taiwan)*            7,094          275,336
Teradyne, Inc.*                                         2,750          202,125
Texas Instruments, Inc.                                 5,600          384,650
Xilinx, Inc.*                                           2,250          185,766
                                                                  ------------
                                                                     4,183,327
                                                                  ------------
Fiber Optics (1.89%)
JDS Uniphase Corp.*                                     3,400          407,575
                                                                  ------------
Finance (4.43%)
American Express Co.                                    7,500          390,937
Citigroup, Inc.                                         5,850          352,462
Morgan Stanley Dean Witter & Co.                        2,550          212,288
                                                                  ------------
                                                                       955,687
                                                                  ------------
Media (4.79%)
AMFM, Inc.*                                             4,450          307,050
Infinity Broadcasting Corp. (Class A)*                  6,250          227,734
Time Warner, Inc.                                       6,550          497,800
                                                                  ------------
                                                                     1,032,584
                                                                  ------------
Medical (15.90%)
Amgen Inc.*                                             5,000          351,250
Cardinal Health, Inc.                                   6,000          444,000
Genentech, Inc.*                                        1,400          240,800
Immunex Corp.*                                          4,000          197,750
Johnson & Johnson                                       4,900          499,187
Medtronic, Inc.                                         8,000          398,500
Millennium Pharmaceuticals, Inc.*                       1,500          167,813
Pfizer, Inc.                                           14,025          673,200
Schering-Plough Corp.                                   9,000          454,500
                                                                  ------------
                                                                     3,427,000
                                                                  ------------
Oil & Gas (0.96%)
Halliburton Co.                                         4,400          207,625
                                                                  ------------
Retail (9.23%)
Best Buy Co., Inc.*                                     3,000          189,750
CVS Corp.                                               5,000          200,000
Home Depot, Inc. (The)                                  9,050          451,934
Kroger Co.*                                            20,000          441,250
Wal-Mart Stores, Inc.                                  12,250          705,906
                                                                  ------------
                                                                     1,988,840
                                                                  ------------
Telecommunications (14.23%)
Corning, Inc.                                           2,000          539,750
Dobson Communications Corp. (Class A)*                  1,850           35,613
Level 3 Communications, Inc.*                           4,000          352,000
Lucent Technologies, Inc.                               9,500          562,875
McLeodUSA, Inc. (Class A)*                              8,950          185,153
Metromedia Fiber Network, Inc. (Class A)*               5,200          206,375
Nokia Corp. (ADR) (Finland)                             9,000          449,437
Sprint Corp. (PCS Group)*                               7,500          446,250
VoiceStream Wireless Corp.*                             2,500          290,742
                                                                  ------------
                                                                     3,068,195
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $17,005,387)                                    (97.63%)      21,048,082
                                                    ---------     ------------

                                       INTEREST     PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.88%)
Investment in a joint repurchase
agreement  transaction with UBS
Warburg, Inc. - Dated 06-30-00, due
07-03-00 (Secured by U.S. Treasury
Bonds 6.250% thru 7.500% due 08-15-22
thru  08-15-27) - Note B                  6.55%          $405          405,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                         572
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (1.88%)         405,572
                                                    ---------     ------------
TOTAL INVESTMENTS                                     (99.51%)      21,453,654
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.49%)         106,276
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $21,559,930
                                                    =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Mid Cap Growth Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Mid Cap Growth Fund on June 30, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Advertising (0.23%)
DoubleClick, Inc.*                                        900          $34,312
                                                                  ------------
Banks - United States (0.92%)
Northern Trust Corp.                                    2,070          134,679
                                                                  ------------
Broker Services (0.32%)
Lehman Brothers Holdings, Inc.                            500           47,281
                                                                  ------------
Chemicals (0.47%)
Rohm & Haas Co.                                         2,000           69,000
                                                                  ------------
Computers (13.60%)
Art Technology Group, Inc.*                             1,940          195,819
CheckFree Holdings Corp.*                               1,500           77,344
CMGI, Inc.*                                               800           36,650
DST Systems, Inc.*                                        570           43,391
E.piphany, Inc.*                                          200           21,438
EMC Corp.*                                              1,040           80,015
Exodus Communications, Inc.*                            1,760           81,070
Fiserv, Inc.*                                           1,215           52,549
Globix Corp.*                                           1,200           35,175
Hyperion Solutions Corp.*                               1,000           32,437
i2 Technologies, Inc.*                                  1,190          124,076
Informix Corp.*                                         4,900           36,444
Interwoven, Inc.*                                         270           29,696
Mercury Interactive Corp.*                              1,270          122,872
Network Appliance, Inc.*                                2,340          188,370
NorthPoint Communications Group, Inc.*                  7,600           85,025
Parametric Technology Corp.*                            8,900           97,900
Phone.com, Inc.*                                          700           45,588
Proxicom, Inc.*                                         2,080           99,580
Rational Software Corp.*                                1,520          141,265
RealNetworks, Inc.*                                     1,350           68,259
Siebel Systems, Inc.*                                     600           98,138
StorageNetworks, Inc.*                                     50            4,513
VERITAS Software Corp.*                                   926          104,652
Viant Corp.*                                            2,950           87,394
                                                                  ------------
                                                                     1,989,660
                                                                  ------------
Cosmetics & Personal Care (0.93%)
Dial Corp. (The)                                        3,300           34,238
Estee Lauder Cos., Inc. (The) (Class A)                 2,050          101,347
                                                                  ------------
                                                                       135,585
                                                                  ------------
Diversified Operations (0.65%)
Mitsubishi Corp., American Depositary Receipts
(ADR) (Japan)                                           5,272           95,572
                                                                  ------------
Electronics (22.39%)
Aeroflex, Inc.*                                         3,350          166,453
Altera Corp.*                                           1,205          122,835
Amkor Technology, Inc.*                                   950           33,547
Amphenol Corp. (Class A)*                               2,850          188,634
Analog Devices, Inc.*                                   1,540          117,040
Applied Micro Circuits Corp.*                           1,240          122,450
ASM Lithography Holding NV (Netherlands)*               2,800          123,550
Atmel Corp.*                                            2,360           87,025
Broadcom Corp. (Class A)*                                 490          107,279
Conexant Systems, Inc.*                                 2,790          135,664
Fairchild Semiconductor International Corp.
(Class A)*                                              1,650           66,825
Flextronics International, Ltd. (Singapore)*            2,540          174,466
Jabil Circuit, Inc.*                                    4,040          200,485
KLA-Tencor Corp.*                                         950           55,634
Lam Research Corp.*                                     3,820          143,250
Linear Technology Corp.                                 2,000          127,875
Maxim Intergrated Products, Inc.*                       1,630          110,738
Molex, Inc.                                             2,600          125,125
Novellus Systems, Inc.*                                   635           35,917
ONI Systems Corp.*                                        150           17,580
Qlogic Corp.*                                           1,450           95,791
Sanmina Corp.*                                          1,690          144,495
SCI Systems, Inc*                                       3,950          154,791
Tektronix, Inc.*                                        2,350          173,900
Teradyne, Inc.*                                         1,740          127,890
Vishay Intertechnology, Inc.*                           1,005           38,127
Vitesse Semiconductor Corp.*                            1,930          141,976
Xilinx, Inc.*                                           1,670          137,879
                                                                  ------------
                                                                     3,277,221
                                                                  ------------
Fiber Optics (3.44%)
C-COR.net Corp.*                                        3,950          106,650
E-Tek Dynamics, Inc.*                                   1,000          263,813
Exfo Electro-Optical Engineering, Inc. (Canada)*          100            4,387
JDS Uniphase Corp.*                                     1,070          128,266
                                                                  ------------
                                                                       503,116
                                                                  ------------
Finance (1.30%)
Concord EFS, Inc.*                                      7,290          189,540
                                                                  ------------
Instruments (3.10%)
Nycomed Amersham Plc (ADR) (United Kingdom)             1,410           69,090
PE Corp.-PE Biosystems Group                            2,240          147,560
Waters Corp.*                                           1,900          237,144
                                                                  ------------
                                                                       453,794
                                                                  ------------
Insurance (0.57%)
AFLAC, Inc.                                             1,820           83,606
                                                                  ------------
Media (7.33%)
AMFM, Inc.*                                             2,980          205,620
Entercom Communications Corp.*                          1,545           75,319
Hispanic Broadcasting Corp.*                            2,640           87,450
Infinity Broadcasting Corp. (Class A)*                  5,252          191,370
New York Times Co. (The) (Class A)                      1,500           59,250
NTL, Inc.*                                              1,017           60,893
Radio One, Inc. (Class D)*                              6,880          151,790
Telewest Communications Plc (ADR) (United
Kingdom)*                                               2,248           83,176
UnitedGlobalCom, Inc. (Class A)*                        2,300          107,525
Univision Communications, Inc. (Class A)*                 490           50,715
                                                                  ------------
                                                                     1,073,108
                                                                  ------------
Medical (8.71%)
Affymetrix, Inc.*                                         680          112,285
Alkermes, Inc.*                                         2,500          117,812
Allergan, Inc.                                          1,830          136,335
Community Health Care*                                  4,400           71,225
Forest Laboratories, Inc.*                                510           51,510
Health Management Associates, Inc. (Class A)*           8,770          114,558
Immunex Corp.*                                          1,380           68,224
Incyte Pharmaceuticals, Inc.*                             370           30,409
MedImmune, Inc.*                                        1,740          128,760
Millennium Pharmaceuticals, Inc.*                       1,120          125,300
QLT PhotoTherapeutics, Inc. (Canada)*                   2,200          170,088
Stryker Corp.                                           3,400          148,750
                                                                  ------------
                                                                     1,275,256
                                                                  ------------
Office (1.08%)
Avery Dennison Corp.                                    2,350          157,744
                                                                  ------------
Oil & Gas (7.17%)
Baker Hughes, Inc.                                      6,220          199,040
BJ Services Co.*                                        2,610          163,125
Coflexip SA (ADR) (France)                                790           47,795
Cooper Cameron Corp.*                                   1,620          106,920
Diamond Offshore Drilling, Inc.                         3,300          115,913
Grant Prideco, Inc.*                                    2,340           58,500
R&B Falcon Corp.*                                       5,940          139,961
Transocean Sedco Forex, Inc.                            2,210          118,097
Weatherford International, Inc.*                        2,520          100,328
                                                                  ------------
                                                                     1,049,679
                                                                  ------------
Retail (0.58%)
Kroger Co.*                                             3,850           84,941
                                                                  ------------
Telecommunications (20.34%)
Allegiance Telecom, Inc.*                               2,380          152,320
American Tower Corp. (Class A)*                         3,600          150,075
ANTEC Corp.*                                            2,530          105,153
COLT Telecom Group Plc (ADR) (United Kingdom)*            374           50,724
Comverse Technology, Inc.*                              2,100          195,300
Corning, Inc.                                             574          154,908
Crown Castle International Corp.*                       2,640           96,360
Dobson Communications Corp. (Class A)*                  7,930          152,652
Global Crossing Ltd. (Bermuda)*                         5,213          137,167
Global TeleSystems Group, Inc.*                         6,860           82,749
ICG Communications, Inc.*                               1,125           24,820
IMPSAT Fiber Networks, Inc.*                            2,560           42,880
Intermedia Communications, Inc.*                        5,710          169,872
McLeodUSA Inc. (Class A)*                               9,780          202,324
Metromedia Fiber Network, Inc. (Class A)*               2,870          113,903
Microcell Telecommunications, Inc.
(Class B) (Canada)*                                     1,230           44,434
Nextel Communications, Inc. (Class A)*                    970           59,352
NEXTLINK Communications, Inc. (Class A)*                3,600          136,575
Powertel, Inc.*                                           750           53,203
RF Micro Devices, Inc.*                                   450           39,431
Scientific-Atlanta, Inc.                                3,600          268,200
Sonus Networks, Inc.*                                      50            7,894
Time Warner Telecom, Inc. (Class A)*                      840           54,075
Versatel Telecom International NV (ADR)
(Netherlands)*                                          2,015           86,897
VoiceStream Wireless Corp.*                             1,590          184,912
Western Wireless Corp. (Class A)*                       3,850          209,825
                                                                  ------------
                                                                     2,976,005
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $11,567,568)                                    (93.13%)      13,630,099
                                                    ---------     ------------

                                       INTEREST     PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.15%)
Investment in a joint repurchase
agreement  transaction with UBS
Warburg, Inc. - Dated 06-30-00, due
07-03-00 (Secured by U.S. Treasury
Bonds 6.250% thru 7.500% due 08-15-22
thru 08-15-27) - Note B                   6.55%          $900          900,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                         126
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (6.15%)         900,126
                                                    ---------     ------------
TOTAL INVESTMENTS                                     (99.28%)      14,530,225
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.72%)         104,763
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $14,634,988
                                                    =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

See notes to financial statements.




Portfolio Concentration
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------
The V.A. Mid Cap Growth Fund invests primarily in common stocks of U.S.
and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 2000 assigned to country categories.

                                      MARKET VALUE AS A %
COUNTRY DIVERSIFICATION               OF FUND NET ASSETS
-----------------------               ------------------
Bermuda                                      0.94%
Canada                                       1.50
France                                       0.33
Japan                                        0.65
Netherlands                                  1.44
Singapore                                    1.19
United Kingdom                               1.39
United States                               91.84
                                          -------
TOTAL INVESTMENTS                           99.28%
                                          =======

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Relative Value Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Relative Value Fund on June 30, 2000. It's divided into three main categories: common stocks, bonds and short-term investments.
Common and preferred stocks and bonds are further broken down by industry groups. Short-term investments, which represent the Fund's
"cash" position, are  listed last.

                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                        ------------     ------------
COMMON STOCKS
Business Services - Misc. (9.03%)
ACNielsen Corp.*                                                 56,050       $1,233,100
Convergys Corp.*                                                 23,650        1,226,844
Dun & Bradstreet Corp. (The),                                    13,000          372,125
Iron Mountain, Inc.*                                             34,000        1,156,000
                                                                            ------------
                                                                               3,988,069
                                                                            ------------
Chemicals (0.40%)
Rohm & Haas Co.                                                   5,150          177,675
                                                                            ------------
Computers (18.16%)
Computer Associates International, Inc.                          29,493        1,509,673
Diversinet Corp. (Canada)*                                       60,000          712,500
Hyperion Solutions Corp.*                                        14,000          454,125
J.D. Edwards & Co.*                                              56,150          845,759
NorthPoint Communications Group, Inc.*                           30,000          335,625
Parametric Technology Corp.*                                    128,000        1,408,000
PSINet, Inc.*                                                    13,500          339,187
Seagate Technology, Inc.*                                        25,000        1,375,000
Wind River Systems, Inc.*                                        27,450        1,039,669
                                                                            ------------
                                                                               8,019,538
                                                                            ------------
Containers (0.32%)
Pactiv Corp.*                                                    18,000          141,750
                                                                            ------------
Diversified Operations (3.70%)
Tyco International, Ltd.                                         34,500        1,634,438
                                                                            ------------
Electronics (17.13%)
Amphenol Corp. (Class A)*                                        23,100        1,528,931
Arrow Electronics, Inc.                                          12,000          372,000
Conexant Systems, Inc.*                                          22,700        1,103,787
SCG Holding Corp.*                                               18,900          413,437
SCI Systems, Inc*                                                17,140          671,674
Sensormatic Electronics Corp.*                                   28,000          442,750
Sony Corp. (Japan)                                                4,800          449,143
Tektronix, Inc.                                                   6,000          444,000
Vicor Corp.*                                                     61,400        2,137,488
                                                                            ------------
                                                                               7,563,210
                                                                            ------------
Fiber Optics (2.18%)
Corning, Inc.                                                     3,570          963,454
                                                                            ------------
Finance (1.01%)
Citigroup, Inc.                                                   7,381          444,705
                                                                            ------------
Food (1.47%)
Nabisco Group Holdings Corp.                                     25,000          648,438
                                                                            ------------
Instruments - Scientific (3.00%)
PerkinElmer, Inc.                                                20,000        1,322,500
                                                                            ------------
Insurance (10.54%)
Ace, Ltd. (Bermuda)                                              94,300        2,640,400
Ambac Financial Group, Inc.                                      25,800        1,414,162
XL Capital, Ltd., (Class A)                                      11,032          597,107
                                                                            ------------
                                                                               4,651,669
                                                                            ------------
Machinery (1.17%)
Applied Science & Technology, Inc.*                              20,000          517,500
                                                                            ------------
Media (6.66%)
AT&T Corp. - Liberty Media Group (Class A)*                      43,744        1,060,792
Pegasus Communications Corp.*                                    30,700        1,506,219
XM Satellite Radio Holdings, Inc. (Class A)*                     10,000          374,375
                                                                            ------------
                                                                               2,941,386
                                                                            ------------
Office (1.82%)
Danka Business Systems Plc, American Depositary
Receipt (ADR) (United Kingdom)                                  120,946          468,666
Xerox Corp.                                                      16,200          336,150
                                                                            ------------
                                                                                 804,816
                                                                            ------------
Paper & Paper Products (1.57%)
Fort James Corp.                                                 30,000          693,750
                                                                            ------------
Pollution Control (1.08%)
Waste Management, Inc.                                           25,000          475,000
                                                                            ------------
Schools/Education (0.49%)
Corinthian Colleges, Inc.*                                        9,200          215,625
                                                                            ------------
Telecommunications (14.82%)
ANTEC Corp.*                                                     32,750        1,361,172
CenturyTel, Inc.                                                 30,000          862,500
CTC Communications Group, Inc.*                                  20,000          720,000
General Motors Corp. (Class H)                                   11,000          965,250
Intermedia Communications, Inc.*                                 33,150          986,212
Lucent Technologies, Inc.                                        22,900        1,356,825
Time Warner Telecom, Inc. (Class A)*                              4,550          292,906
                                                                            ------------
                                                                               6,544,865
                                                                            ------------
Transport (1.55%)
Air Canada (Canada)*                                             23,766          312,780
Northwest Airlines Corp.*                                        12,250          372,859
                                                                            ------------
                                                                                 685,639
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $37,564,338)                                              (96.10%)      42,434,027
                                                                 ------     ------------

                                      INTEREST    CREDIT      PAR VALUE
                                        RATE     RATING**  (000s OMITTED)
                                      --------   --------   ------------
BONDS
Office (0.77%)
Danka Business Systems Plc,
Conv Note (United
Kingdom)  04-01-02                     6.750%      B+              $500          340,000
                                                                            ------------
Retail (2.70%)
Brightpoint, Inc.,
Conv Bond 03-11-18                       Zero      B              4,000        1,192,500
                                                                            ------------
TOTAL BONDS
(Cost $1,360,434)                                                (3.47%)       1,532,500
                                                                 ------     ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.39%)
Investment in a joint
Repurchase agreement
transaction with UBS
Warburg, Inc. -
Dated  06-30-00, due
07-03-00  (Secured by
U.S. Treasury Bonds
6.250% thru 7.500%
due 08-15-22 thru
08-15-27) - Note B                      6.550                       173          173,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                                   704
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (0.39%)         173,704
                                                                -------     ------------
TOTAL INVESTMENTS                                               (99.96%)      44,140,231
                                                                -------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.04%)          16,983
                                                                -------     ------------
TOTAL NET ASSETS                                               (100.00%)     $44,157,214
                                                                =======     ============

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Small Cap Growth Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Small Cap Growth Fund on June 30, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Advertising (0.69%)
Getty Images, Inc.*                                     6,250         $231,641
                                                                  ------------
Business Services - Misc. (5.79%)
Corporate Executive Board Co. (The)*                    4,000          239,500
Forrester Research, Inc.*                               5,300          385,906
Jupiter Communications, Inc.*                           3,350           77,050
Management Network Group, Inc. (The)*                   6,900          241,500
META Group, Inc.*                                       7,850          151,113
Modem Media.Poppe Tyson, Inc.*                          2,700           33,581
On Assignment, Inc.*                                    9,900          301,950
ProBusiness Services, Inc.*                             8,600          228,438
Quanta Services, Inc.*                                  5,125          281,875
                                                                  ------------
                                                                     1,940,913
                                                                  ------------
Computers (16.80%)
Accrue Software, Inc.*                                  5,250          186,375
Advent Software, Inc.*                                  4,300          277,350
Apex, Inc.*                                             6,950          304,062
Aspen Technology, Inc.*                                 4,900          188,650
BindView Development Corp.*                            11,650          139,800
Broadbase Software, Inc.*                               4,900          150,063
Cognizant Technology Solutions Corp.*                   5,000          165,937
Data Return Corp.*                                      9,000          261,000
eMachines, Inc.*                                       14,900           40,044
Etinuum, Inc.*                                          4,150           23,344
i2 Technologies, Inc.*                                  1,870          194,977
Interwoven, Inc.*                                       3,250          357,449
IntraNet Solutions, Inc.*                               5,350          205,306
Manugistics Group Inc.*                                 3,300          154,275
MarketWatch.com, Inc.*                                  8,900          167,431
Maxtor Corp.*                                           4,900           51,756
Media Metrix, Inc.*                                     7,700          195,869
Mediaplex, Inc.*                                        4,300           83,044
Micromuse, Inc.*                                        1,450          239,952
Multex.com, Inc.*                                       5,850          147,347
National Computer Systems, Inc.                         6,400          315,200
National Instruments Corp.*                             2,750          119,969
Net Perceptions, Inc.*                                  3,650           57,944
Netpliance, Inc.*                                      12,450          113,606
NetRatings, Inc.*                                       5,300          135,813
Predictive Systems, Inc.*                               3,650          131,172
Quantum Corp. Hard Disk Drive Group*                   12,600          139,388
SCM Microsystems, Inc.*                                 2,650          160,491
Secure Computing Corp.*                                15,650          294,416
SportsLine USA, Inc.*                                   6,250          106,641
Transaction Systems Architects, Inc. (Class A)*         7,050          120,731
Viant Corp.*                                            5,200          154,050
Virage, Inc.*                                             450            8,128
WebTrends Corp.*                                        3,750          145,078
Wind River Systems, Inc.*                               2,650          100,369
                                                                  ------------
                                                                     5,637,027
                                                                  ------------
Electronics (18.47%)
Alpha Industries, Inc.*                                 2,900          127,781
ATMI, Inc.*                                             5,300          246,450
Brooks Automation, Inc.*                                2,900          185,419
Capstone Turbine Corp.*                                   850           38,303
Credence Systems Corp.*                                 3,800          209,712
DDi Corp.*                                              6,600          188,100
DuPont Photomasks, Inc.*                                4,050          277,425
Elantec Semiconductor, Inc.*                            5,100          355,087
Exar Corp.*                                             4,725          411,961
GaSonics International Corp.*                           6,450          254,372
GlobeSpan, Inc.*                                        1,650          201,429
Integrated Silicon Solution, Inc.*                      9,000          342,000
Kent Electronics Corp.*                                 6,050          180,366
Manufacturers' Services, Ltd.*                          1,000           20,563
Marvell Technology Group, Ltd. (Bermuda)*                 150            8,550
Mattson Technology, Inc.*                               2,400           78,000
Merix Corp.*                                            2,650          124,550
Metalink Ltd.* (Israel)                                 5,250          155,531
Micrel, Inc.*                                           2,100           91,219
Microsemi Corp.*                                        6,600          223,988
Nanometrics, Inc.*                                      5,750          236,828
Novellus Systems, Inc.*                                 2,050          115,953
Nu Horizons Electronics Corp.*                          3,000           79,875
Pixelworks, Inc.*                                       1,200           27,300
Plexus Corp.*                                           2,050          231,650
PLX Technology, Inc.*                                   9,650          400,475
Powerwave Technologies, Inc.*                           4,500          198,000
PRI Automation, Inc.*                                   2,750          179,824
Qlogic Corp.*                                           1,500           99,094
Rudolph Technologies, Inc.*                             5,450          211,187
Semtech Corp.*                                          3,850          294,465
Stratos Lightwave, Inc.*                                  500           13,938
Virata Corp.*                                           6,500          387,562
                                                                  ------------
                                                                     6,196,957
                                                                  ------------
Finance (1.39%)
Actrade International, Ltd.*                            3,150           64,575
Affiliated Managers Group, Inc.*                        4,100          186,550
Medallion Financial Corp.                               3,650           56,347
Metris Cos., Inc.                                       6,375          160,172
                                                                  ------------
                                                                       467,644
                                                                  ------------
Instruments - Scientific (0.82%)
Varian, Inc.*                                           5,950          274,444
                                                                  ------------
Leisure (0.58%)
Cinar Films, Inc. (Class B) (Canada)*                   6,650           46,550
Premier Parks, Inc.*                                    6,550          149,013
                                                                  ------------
                                                                       195,563
                                                                  ------------
Media (3.94%)
Acme Communications, Inc.*                              8,450          154,212
Citadel Communications Corp.*                           2,900          101,319
Pegasus Communications Corp.*                           1,850           90,766
Radio One, Inc. (Class A)*                              3,800          112,338
Radio One, Inc. (Class D)*                              6,950          153,334
Regent Communications, Inc.*                           19,300          165,860
Sinclair Broadcast Group, Inc. (Class A)*              10,300          113,300
Westwood One, Inc.*                                     4,500          153,562
Wink Communications, Inc.*                              7,700          234,850
YouthStream Media Networks, Inc.*                       7,450           41,906
                                                                  ------------
                                                                     1,321,447
                                                                  ------------
Medical (18.96%)
Alexion Pharmaceuticals, Inc.*                          4,600          328,900
Alkermes, Inc.*                                         7,500          353,437
Alpharma, Inc. (Class A)                                4,500          280,125
AmeriSource Health Corp. (Class A)*                     2,150           66,650
Aurora Biosciences Corp.*                               5,100          347,756
Bindley Western Industries, Inc.                        3,700           97,819
COR Therapeutics, Inc.*                                 4,400          375,375
CV Therapeutics, Inc.*                                  6,650          460,928
Cyberonics, Inc.*                                       3,500           42,000
Cytyc Corp.*                                            4,100          218,837
Exelixis, Inc.*                                         2,700           90,113
Genome Therapeutics Corp.*                              6,100          185,669
Human Genome Sciences, Inc.*                            1,400          186,725
Inhale Therapeutic Systems, Inc.*                       2,850          289,186
Interpore International, Inc.*                         18,600          180,188
Invitrogen Corp.*                                       3,750          282,012
LifePoint Hospitals, Inc.*                             11,300          251,425
Ligand Pharmaceuticals, Inc. (Class B)*                 9,400          123,963
NPS Pharmaceuticals, Inc.*                             14,100          377,175
OXiGENE, Inc.*                                          5,300           53,000
Pharmacopeia, Inc.*                                     5,550          257,381
Pharmacyclics, Inc.*                                    3,150          192,150
Priority Healthcare Corp.*                              2,300          170,919
Province Healthcare Co.*                                7,900          285,387
Techne Corp.*                                           2,550          331,500
Titan Pharmaceuticals, Inc.*                            5,950          255,850
Virologic, Inc.*                                        5,850           87,019
Visible Genetics, Inc. (Canada)*                        4,250          191,781
                                                                  ------------
                                                                     6,363,270
                                                                  ------------
Metal (0.91%)
Maverick Tube Corp.*                                   10,450          304,356
                                                                  ------------
Oil & Gas (6.85%)
Atwood Oceanics, Inc.*                                  4,450          197,469
Core Laboratories NV (Netherlands)*                     6,700          194,300
Dril-Quip, Inc.*                                        3,900          182,325
Marine Drilling Cos, Inc.*                             10,650          298,200
NATCO Group, Inc. (Class A)*                           10,300           97,206
Newfield Exploration Co.*                               6,300          246,487
Patterson Energy, Inc.*                                 5,450          155,325
Pride International, Inc.*                             12,100          299,475
Stone Energy Corp.*                                     4,650          277,837
Universal Compression Holdings, Inc.*                   5,850          195,975
Veritas DGC, Inc.*                                      5,850          152,100
                                                                  ------------
                                                                     2,296,699
                                                                  ------------
Printing - Commercial (0.65%)
Houghton Mifflin Co.                                    4,700          219,431
                                                                  ------------
Real Estate Investment Trust (0.83%)
Pinnacle Holdings, Inc.*                                5,150          278,100
                                                                  ------------
Retail (7.94%)
99 Cents Only Stores*                                   6,790          270,751
Applebee's International, Inc.                          5,400          163,688
Brightpoint, Inc.*                                     20,150          174,424
Cost Plus, Inc.*                                        6,850          196,509
Duane Reade, Inc.*                                      6,350          163,512
Insight Enterprises Inc.*                               4,500          266,906
Linens 'N Things, Inc.*                                 6,750          183,094
Pacific Sunwear of California, Inc.*                    5,925          111,094
RARE Hospitality International, Inc.*                   5,000          141,250
ScanSource, Inc.*                                       4,750          184,656
Tech Data Corp.*                                        9,350          407,309
Too, Inc.*                                              4,400          111,925
Tweeter Home Entertainment Group, Inc.*                 4,650          141,244
Whole Foods Market, Inc.*                               3,550          146,659
                                                                  ------------
                                                                     2,663,021
                                                                  ------------
Schools/Education (0.49%)
ProsoftTraining.com*                                    9,850          165,603
                                                                  ------------
Steel (0.90%)
Lone Star Technologies, Inc.*                           6,550          302,937
                                                                  ------------
Telecommunications (7.96%)
Accelerated Networks, Inc.*                                50            2,109
Advanced Radio Telecom Corp.*                          11,450          167,456
AirGate PCS, Inc.*                                      4,200          220,763
CoreComm Ltd.*                                          5,925          115,538
CTC Communications Group, Inc.*                         4,200          151,200
Efficient Networks, Inc.*                               1,850          136,091
I-Link, Inc.*                                          19,400          104,275
Orckit Communications Ltd.* (Israel)                    6,200          186,775
Powertel, Inc.*                                         2,650          187,984
Radyne ComStream, Inc.*                                 4,750           68,875
Rural Cellular Corp. (Class A)*                         2,450          187,578
SBA Communications Corp.*                               6,150          319,416
Telaxis Communications Corp.*                           5,300          165,625
Terayon Communication Systems, Inc.*                    3,200          205,550
Tollgrade Communications, Inc.*                           400           53,000
UbiquiTel, Inc.*                                       13,600          128,350
US LEC Corp. (Class A)*                                 6,800          115,600
XM Satellite Radio Holdings, Inc. (Class A)*            4,150          155,366
                                                                  ------------
                                                                     2,671,551
                                                                  ------------
Transport (1.06%)
Expeditors International of Washington, Inc.            3,350          159,125
Forward Air Corp.*                                      4,950          198,000
                                                                  ------------
                                                                       357,125
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $23,914,535)                                    (95.03%)      31,887,729
                                                                  ------------

                                       INTEREST     PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------  --------------
SHORT-TERM INVESTMENTS
Joint Purchase Agreement (5.19%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Dated 06-30-00, due
07-03-00 (Secured by U.S. Treasury
Bonds 6.250% thru  7.500% due 08-15-22
thru  08-15-27) - Note B                  6.55%        $1,740        1,740,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                         965
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (5.19%)       1,740,965
                                                    ---------     ------------
TOTAL INVESTMENTS                                    (100.22%)      33,628,694
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.22%)         (74,465)
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $33,554,229
                                                    =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Sovereign Investors Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Sovereign Investors Fund on June 30, 2000. It is divided into three main categories: common stocks, U.S. government and agencies securities and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                   NUMBER OF           MARKET
ISSUER, DESCRIPTION                                                   SHARES            VALUE
-------------------                                             ------------     ------------
COMMON STOCKS
Advertising (2.98%)
Interpublic Group of Cos., Inc. (The)                                 33,200       $1,427,600
                                                                                 ------------
Banks - United States (4.93%)
Bank of America Corp.                                                 23,763        1,021,809
Firstar Corp.                                                         10,000          210,625
State Street Corp.                                                     5,000          530,313
Wells Fargo Co.                                                       15,500          600,625
                                                                                 ------------
                                                                                    2,363,372
                                                                                 ------------
Beverages (1.58%)
PepsiCo, Inc.                                                         17,000          755,438
                                                                                 ------------
Building (0.35%)
Masco Corp.                                                            9,400          169,788
                                                                                 ------------
Chemicals (1.29%)
Air Products & Chemicals, Inc.                                        20,000          616,250
                                                                                 ------------
Computers (1.94%)
Automatic Data Processing, Inc.                                        8,000          428,500
Hewlett-Packard Co.                                                    4,000          499,500
                                                                                 ------------
                                                                                      928,000
                                                                                 ------------
Containers (1.45%)
Bemis Co., Inc.                                                       20,700          696,038
                                                                                 ------------
Diversified Operations (4.17%)
Du Pont (E.I.) De Nemours & Co.                                        7,300          319,375
Honeywell International, Inc.                                         15,000          505,312
Minnesota Mining & Manufacturing Co.                                  14,200        1,171,500
                                                                                 ------------
                                                                                    1,996,187
                                                                                 ------------
Electronics (5.30%)
Emerson Electric Co.                                                  24,700        1,491,263
General Electric Co.                                                  19,800        1,049,400
                                                                                 ------------
                                                                                    2,540,663
                                                                                 ------------
Finance (3.29%)
Citigroup, Inc.                                                       26,125        1,574,031
                                                                                 ------------
Food (2.60%)
Bestfoods                                                             18,000        1,246,500
                                                                                 ------------
Furniture (1.00%)
Leggett & Platt, Inc.                                                 29,000          478,500
                                                                                 ------------
Insurance (4.59%)
AFLAC, Inc.                                                           12,400          569,625
American General Corp.                                                15,000          915,000
American International Group, Inc.                                     6,062          712,285
                                                                                 ------------
                                                                                    2,196,910
                                                                                 ------------
Machinery (4.28%)
Dover Corp.                                                           27,500        1,115,469
Pentair, Inc.                                                         26,300          933,650
                                                                                 ------------
                                                                                    2,049,119
                                                                                 ------------
Media (3.57%)
Gannett Co., Inc.                                                     19,400        1,160,363
McGraw-Hill Cos., Inc. (The)                                          10,200          550,800
                                                                                 ------------
                                                                                    1,711,163
                                                                                 ------------
Medical (16.13%)
Abbott Laboratories                                                   23,000        1,024,938
American Home Products Corp.                                          13,000          763,750
Bard (C.R.), Inc.                                                     12,800          616,000
Baxter International, Inc.                                            16,100        1,132,031
Bristol-Myers Squibb Co.                                              15,000          873,750
Johnson & Johnson                                                      9,000          916,875
Merck & Co., Inc.                                                     12,000          919,500
Pfizer, Inc.                                                          19,250          924,000
Schering-Plough Corp.                                                 11,000          555,500
                                                                                 ------------
                                                                                    7,726,344
                                                                                 ------------
Metal (1.90%)
Illinois Tool Works, Inc.                                             16,000          912,000
                                                                                 ------------
Mortgage Banking (1.64%)
Fannie Mae                                                            15,000          782,813
                                                                                 ------------
Office (4.21%)
Avery Dennison Corp.                                                  15,150        1,016,944
Pitney Bowes, Inc.                                                    25,000        1,000,000
                                                                                 ------------
                                                                                    2,016,944
                                                                                 ------------
Oil & Gas (5.87%)
Chevron Corp.                                                         17,200        1,458,774
Exxon Mobil Corp.                                                     10,184          799,444
Royal Dutch Petroleum Co., American Depositary
Receipts (ADR) (Netherlands)                                           9,000          554,063
                                                                                 ------------
                                                                                    2,812,281
                                                                                 ------------
Paper & Paper Products (2.28%)
Kimberly-Clark Corp.                                                  19,000        1,090,125
                                                                                 ------------
Retail (10.25%)
Albertson's, Inc.                                                     30,000          997,500
Home Depot, Inc. (The)                                                 9,000          449,437
Lowe's Cos., Inc.                                                     23,000          944,437
McDonald's Corp.                                                      14,000          461,124
SYSCO Corp.                                                           28,200        1,187,924
Target Corp.                                                          15,000          870,000
                                                                                 ------------
                                                                                    4,910,422
                                                                                 ------------
Telecommunications (2.10%)
CenturyTel, Inc.                                                      35,000        1,006,250
                                                                                 ------------
Tobacco (0.83%)
Philip Morris Cos., Inc.                                              15,000          398,438
                                                                                 ------------
Utilities (3.87%)
ALLTEL Corp.                                                          14,000          867,125
SBC Communications, Inc.                                              22,844          988,003
                                                                                 ------------
                                                                                    1,855,128
                                                                                 ------------
TOTAL COMMON STOCKS
(Cost $40,309,002)                                                   (92.40%)      44,260,304
                                                                                 ------------

                                           INTEREST    CREDIT      PAR VALUE
                                             RATE     RATING**  (000s OMITTED)
                                           --------   --------   ------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (0.83%)
United States Treasury, Note 09-30-02       5.875%      AA              $400          395,564
                                                                                 ------------
TOTAL U.S. GOVERNMENT
AND AGENCIES SECURITIES
(Cost $401,814)                                                       (0.83%)         395,564
                                                                     -------     ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.73%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated 06-30-00, due
07-03-00 (Secured by U.S. Treasury
Bonds  6.250% thru 7.500% due 08-15-22
thru 08-15-27) - Note B                     6.550                      3,225        3,225,000
                                                                                 ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                                        768
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS                                          (6.73%)       3,225,768
                                                                     -------     ------------
TOTAL INVESTMENTS                                                    (99.96%)      47,881,636
                                                                     -------     ------------
OTHER ASSETS AND LIABILITIES, NET                                     (0.04%)          19,282
                                                                     -------     ------------
TOTAL NET ASSETS                                                    (100.00%)     $47,900,918
                                                                     =======     ============

  * Credit ratings are rated by Moody's Investors Service or John
    Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. International Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. International Fund on June 30, 2000. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Argentina (0.18%)
PC Holdings SA (Class B) (Finance)                      9,000          $16,479
                                                                  ------------
Australia (1.29%)
AMP, Ltd. (Insurance)                                   1,690           17,182
Lend Lease Corp., Ltd. (Finance)                        1,000           12,743
National Australia Bank, Ltd. (Banks - Foreign)         1,000           16,684
News Corp., Ltd. (The), American Depositary
Receipt  (ADR) (Media)                                    377           20,547
Qantas Airways, Ltd. (Airlines)                         2,530            5,114
Telstra Corp., Ltd. (Telecommunications)                2,508           10,169
Westpac Banking Corp., Ltd. (Banks - Foreign)           1,670           12,035
WMC, Ltd. (Metal)                                       4,196           18,753
Woodside Petroleum, Ltd. (Oil & Gas)                    1,000            7,775
                                                                  ------------
                                                                       121,002
                                                                  ------------
Belgium (0.00%)
Fortis (B) (Insurance)                                    378                4
                                                                  ------------
Brazil (1.36%)
Companhia Brasileira de Distribuicao Grupo  Pao
de Acucar (ADR) (Retail)                                1,000           32,125
Companhia Paranaense de Energia-Copel  (ADR)
(Utilities)                                             2,700           25,144
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                       24              567
Telecomunicacoes Brasileiras SA (ADR)
(Telecommunications)                                      400           38,850
Telecomunicacoes de Sao Paulo SA (ADR)
(Telecommunications)                                      400            7,400
Tele Sudeste Celular Participacoes SA (ADR)
(Telecommunications)                                       80            2,440
Uniao de Bancos Brasileiros SA Global Depository
Receipt (GDR) (Finance)                                   745           21,419
                                                                  ------------
                                                                       127,945
                                                                  ------------
Canada (4.78%)
Bombardier, Inc. (Diversified Operations)               9,034          245,383
Nortel Networks Corp. (Telecommunications)              2,264          157,103
Suncor Energy, Inc. (Oil & Gas)                         2,000           46,216
                                                                  ------------
                                                                       448,702
                                                                  ------------
Chile (0.24%)
Empresa Nacional de Electricidad SA (ADR)
(Utilities)                                             2,000           22,125
                                                                  ------------
China (0.23%)
PetroChina Co., Ltd.* (Oil & Gas)                      20,000            4,156
Shandong International Power Development Co.,
Ltd.  (Utilities)                                     120,000           17,703
                                                                  ------------
                                                                        21,859
                                                                  ------------
Finland (2.53%)
Nokia Oyj (Telecommunications)                          4,170          212,790
Nordic Baltic Holding AB (Banks - Foreign)              3,408           24,793
                                                                  ------------
                                                                       237,583
                                                                  ------------
France (9.16%)
Accor SA (Leisure)                                        800           32,788
Alcatel SA (Telecommunications)                         1,209           79,296
BNP Paribas (Banks - Foreign)                             400           38,494
Bouygues SA (Building)                                     62           41,434
Carrefour SA (Retail)                                     950           64,939
Dassault Systemes SA (Computers)                          470           43,839
France Telecom SA (Telecommunications)                    549           76,733
Lagardere SCA (Diversified Operations)                    604           46,131
Legrand SA (Electronics)                                  123           27,596
Pinault-Printemps-Redoute SA (Retail)                     225           49,986
PSA Peugeot Citroen SA (Automobile/Trucks)                119           23,881
Schneider Electric SA (Machinery)                         407           28,365
Sodexho Alliance SA (Business Services - Misc.)           119           21,586
STMicroelectronics NV (Electronics)                       516           32,513
Suez Lyonnaise des Eaux SA (Diversified
Operations)                                               316           55,359
Total Fina SA (Oil & Gas)                                 809          124,040
Valeo SA (Automobile/Trucks)                              451           24,112
Vivendi SA (Diversified Operations)                       550           48,544
                                                                  ------------
                                                                       859,636
                                                                  ------------
Germany (2.85%)
Allianz AG (Insurance)                                    220           79,036
Bayerische Motoren Werke (BMW) AG
(Automobile/Trucks)                                         1               30
Deutsche Telekom AG (Telecommunications)                  636           36,310
Dresdner Bank AG (Banks - Foreign)                        850           34,975
SAP AG (Computers)                                        342           50,413
Siemens AG (Diversified Operations)                       445           67,125
                                                                  ------------
                                                                       267,889
                                                                  ------------
Greece (0.57%)
Alpha Bank SA (Banks - Foreign)                           480           18,937
Hellenic Telecommunications Organization SA (ADR)
(Telecommunications)                                    1,660           20,231
STET Hellas Telecommunicatons SA (ADR)*
(Telecommunications)                                      740           14,708
                                                                  ------------
                                                                        53,876
                                                                  ------------
Hong Kong (3.17%)
Aeon Credit Service Co., Ltd. (Finance)                37,400           12,594
ASM Pacific Technology, Ltd. (Electronics)              8,000           29,966
Bank of East Asia, Ltd. (Banks - Foreign)               2,000            4,669
Cable & Wireless HKT, Ltd. (Telecommunications)         7,126           15,723
Cathay Pacific Airways (Transport)                      2,000            3,694
Cheung Kong Holdings, Ltd. (Real Estate
Operations)                                             4,000           44,000
China Unicom, Ltd.* (Telecommunications)                2,000            4,220
Citic Pacific, Ltd. (Diversified Operations)            3,000           15,740
Dah Sing Financial Group (Finance)                      6,400           25,779
Giordana International, Ltd. (Retail)                   2,000            3,040
Guoco Group, Ltd. (Finance)                             5,000           10,038
Hongkong Electric Holdings, Ltd. (Utilities)            1,500            4,830
Hongkong Land Holdings, Ltd.  (Real Estate
Operations)                                             4,000            6,400
HSBC Holdings Plc (Banks - Foreign)                     2,400           27,477
Hutchison Whampoa, Ltd. (Diversified Operations)        3,300           41,485
JCG Holdings, Ltd. (Diversified Financial
Services)                                              20,000           10,006
Legend Holdings, Ltd. (Computers)                       4,000            3,874
Next Media, Ltd.* (Printing - Commercial)              28,000            4,274
QPL International Holdings, Ltd.* (Electronics)         7,000           10,057
Swire Pacific, Ltd. (Class A) (Diversified
Operations)                                             2,000           11,725
Yuxing Infotech Holdings, Ltd.* (Computers)            14,000            7,678
                                                                  ------------
                                                                       297,269
                                                                  ------------
Hungary (0.14%)
Magyar Tavkozlesi Rt (Telecommunications)               1,850           12,866
                                                                  ------------
Ireland (0.36%)
CRH Plc (Building)                                      1,862           33,687
                                                                  ------------
Israel (0.19%)
Bank Leumi Le-Israel (Banks - Foreign)                  5,400           11,149
Partner Communications Co., Ltd. (ADR)*
(Telecommunications)                                      750            7,125
                                                                  ------------
                                                                        18,274
                                                                  ------------
Italy (5.53%)
Assicurazioni Generali SpA (Insurance)                  1,823           62,481
Banca Intesa SpA (Banks - Foreign)                     11,607           51,971
ENI SpA (Oil & Gas)                                     5,500           31,768
Gruppo Editoriale L'Espresso (Media)                    1,789           21,179
Riunione Adriatica di Sicurta SpA (Insurance)           3,732           40,974
San Paolo-IMI SpA (Banks - Foreign)                     3,710           65,845
Seat Pagine Gialle SpA (Media)                          9,000           31,104
Telecom Italia Mobile SpA (Telecommunications)          9,008           92,019
Telecom Italia SpA (Telecommunications)                 5,000           68,738
UniCredito Italiano SpA (Banks - Foreign)              10,915           52,207
                                                                  ------------
                                                                       518,286
                                                                  ------------
Japan (25.16%)
AIFUL Corp. (Finance)                                     700           64,521
ASAHI Breweries, Ltd. (Beverages)                       8,000           95,679
Asahi Glass Co., Ltd. (Glass Products)                  3,000           33,505
Bank of Tokyo-Mitsubishi, Ltd. (Banks - Foreign)        5,000           60,365
Chubu Electric Power Co., Inc. (Utilities)              5,000           88,827
Chugai Pharmaceutical Co., Ltd. (Medical)               1,000           18,896
Daibiru Corp. (Real Estate Operations)                  3,000           24,231
Daito Trust Construction Co., Ltd.  (Real Estate
Operations)                                             4,000           65,972
Daiwa House Industry Co., Ltd. (Building)               5,000           36,473
Fuji Heavy Industries, Ltd. (Automobile/Trucks)         4,000           29,028
Fujisawa Pharmaceutical Co., Ltd (Medical)              1,000           40,432
Futaba Industrial Co., Ltd. (Automobile/Trucks)         5,000           65,737
Katokichi Co., Ltd. (Business Services - Misc.)         1,000           25,305
Kirin Beverage Corp. (Beverages)                        2,000           53,155
Kirin Brewery Co., Ltd. (Beverages)                     6,000           74,926
Kurita Water Industries Co., Ltd. (Pollution
Control)                                                2,000           44,013
Marui Co., Ltd. (Retail)                                4,000           76,528
Max Co., Ltd. (Machinery)                               1,000           11,196
Meiwa Estate Co., Ltd (Real Estate Operations)          2,000           52,778
Mitsui Fudosan Co., Ltd. (Real Estate Operations)       5,000           54,192
Nikko Securities Co., Ltd. (The) (Broker
Services)                                               2,000           19,792
Nippon Meat Packers, Inc. (Food)                        8,000          116,865
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                        7           93,021
Nissin Food Products Co., Ltd. (Food)                   1,000           25,446
Orix Corp. (Leasing Companies)                            100           14,750
Promise Co., Ltd. (Finance)                               200           15,796
Q.P. Corp. (Food)                                       3,000           25,022
Sakura Bank, Ltd. (The) (Banks - Foreign)               5,000           34,541
Santen Pharmaceutical Co., Ltd. (Medical)               1,000           24,127
Sekisui House, Ltd. (Building)                         16,000          147,929
Stanley Electric Co., Ltd. (Electronics)                7,000           75,736
Sumitomo Bakelite Co., Ltd. (Chemicals)                 5,000           65,831
Sumitomo Forestry Co., Ltd. (Building)                  7,000           47,038
Sumitomo Heavy Industries, Ltd. (Machinery)             9,000           30,112
Taisho Pharmaceutical Co., Ltd. (Medical)               2,000           71,627
Takeda Chemical Industries, Ltd. (Medical)              2,000          131,191
Takefuji Corp. (Finance)                                1,000          120,729
Terumo Corp. (Medical)                                  2,000           67,669
Toho Gas Co., Ltd. (Oil & Gas)                         13,000           25,362
Tokuyama Corp. (Chemicals)                              4,000           29,028
Tokyo Electric Power Co., Inc. (Utilities)              4,000           97,451
Tokyu Corp. (Transport)                                 4,000           19,754
Toyota Motor Corp. (Automobile/Trucks)                  1,000           45,521
                                                                  ------------
                                                                     2,360,097
                                                                  ------------
Malaysia (0.56%)
AMMB Holdings Berhad (Banks - Foreign)                  3,000           10,026
British American Tobacco Berhad (Tobacco)                 400            3,263
Malayan Banking Berhad (Banks - Foreign)                1,800            7,295
Malaysian Pacific Industries Berhad (Electronics)       1,000           10,263
Mesiniaga Berhad (Computers)                            1,000            2,632
Resorts World Berhad (Leisure)                          4,000           10,947
Tanjong Plc (Leisure)                                   1,000            2,395
Technology Resources Industries Berhad
(Telecommunications)                                    2,000            2,126
Tenaga Nasional Berhad (Utilities)                      1,000            3,263
                                                                  ------------
                                                                        52,210
                                                                  ------------
Mexico (1.09%)
Controladora Comercial Mexicana SA de CV (Retail)      23,600           22,052
Grupo Financiero Bancomer, SA de CV (Finance)          74,000           37,579
Telefonos de Mexico SA (ADR) (Telecommunications)         740           42,273
                                                                  ------------
                                                                       101,904
                                                                  ------------
Netherlands (6.48%)
AEGON NV (Insurance)                                    1,066           37,930
Akzo Nobel NV (Chemicals)                               1,064           45,203
ASM Lithography Holding NV* (Computers)                   864           37,135
Fortis NV (Diversified Financial Services)              1,327           38,627
ING Groep NV (Banks - Foreign)                            931           62,929
Koninklijke Numico NV (Food)                              542           25,717
Koninklijke Philips Electronics NV (Electronics)        2,280          107,530
KPN NV (Telecommunications)                               286           12,792
Royal Dutch Petroleum Co. (Oil & Gas)                   2,400          149,162
TNT Post Group NV (Transport)                             963           25,972
VNU NV (Media)                                            708           36,568
Wolters Kluwer NV (Publishing-Periodicals)              1,050           27,968
                                                                  ------------
                                                                       607,533
                                                                  ------------
Norway (0.39%)
Tomra Systems ASA* (Machinery)                          1,371           36,350
                                                                  ------------
Philippine Islands (0.01%)
Manila Electric Co. (Class B) (Utilities)                 500              734
                                                                  ------------
Poland (0.10%)
Polski Koncern Naftowy Orlen S.A. (Oil & Gas)           1,900            9,163
                                                                  ------------
Portugal (0.05%)
PT Multimedia.com Servicos de Acesso a Internet,
SGPS, SA* (Computers)                                     562            4,308
                                                                  ------------
Singapore (1.34%)
Chartered Semiconductor Manufacturing, Ltd.*
(Electronics)                                           1,000            8,743
DBS Group Holdings, Ltd. (Banks - Foreign)              2,000           25,709
DBS Land, Ltd. (Real Estate Operations)                 4,000            5,188
Flextech Holdings, Ltd. (Electronics)                   5,000            3,445
Keppel Land, Ltd. (Real Estate Operations)              8,000           10,608
Neptune Orient Lines, Ltd. (Transport)                  7,000            6,485
Overseas Union Bank, Ltd. (Banks - Foreign)             1,000            3,880
Pacific Century Regional Developments, Ltd.
(Real Estate Operations)                                2,000           27,331
SembCorp Industries, Ltd.  (Engineering/R&D
Services)                                               1,000            1,089
Singapore Technologies Engineering, Ltd.
(Engineering/R&D Services)                             11,000           16,178
Singapore Telecommunications, Ltd.
(Telecommunications)                                    3,000            4,395
United Overseas Bank, Ltd. (Banks - Foreign)            2,000           13,086
                                                                  ------------
                                                                       126,137
                                                                  ------------
South Africa (0.94%)
ABSA Group, Ltd. (Banks - Foreign)                      9,100           34,469
Comparex Holdings, Ltd.* (Computers)                   11,000           19,374
DataTec, Ltd.* (Computers)                              1,460           10,070
Rembrandt Group, Ltd. (Diversified Operations)          2,550           24,617
                                                                  ------------
                                                                        88,530
                                                                  ------------
South Korea (1.22%)
Pohang Iron & Steel Co., Ltd. (Steel)                     150           12,726
Samsung Electro Mechanics Co., Ltd. (Electronics)         200           12,538
Samsung Electronics Co. (Electronics)                     250           82,734
Shinhan Bank (Banks - Foreign)                            670            6,309
                                                                  ------------
                                                                       114,307
                                                                  ------------
Spain (4.68%)
Amadeus Global Travel Distribution SA (Class A)
(Transport)                                             4,711           53,746
Banco Bilbao Vizcaya Argentaria SA*
(Banks - Foreign)                                       7,365          110,041
Banco Santander Central Hispano, SA
(Banks - Foreign)                                       6,105           64,404
Endesa SA (Utilities)                                   1,500           29,056
Indra Sistemas SA (Computers)                           1,964           44,926
Telefonica SA* (Telecommunications)                     5,368          115,309
Terra Networks SA* (Computers)                            565           21,846
                                                                  ------------
                                                                       439,328
                                                                  ------------
Sweden (2.54%)
Ericsson (LM) Telefonaktiebolaget
(Telecommunications)                                    8,208          162,392
Skandia Forsakrings AB (Insurance)                      2,862           75,606
                                                                  ------------
                                                                       237,998
                                                                  ------------
Switzerland (1.72%)
Adecco SA (Business Services - Misc.)                      29           24,639
Credit Suisse Group (Banks - Foreign)                     121           24,069
Givaudan* (Consumer Products Misc.)                         4            1,217
Novartis AG (Medical)                                      58           91,873
Roche Holding AG (Medical)                                  2           19,469
                                                                  ------------
                                                                       161,267
                                                                  ------------
Taiwan (1.44%)
Advanced Semiconductor Engineering, Inc.*
(Electronics) (R)                                         700           11,550
Compal Electronics, Inc. (Computers)                   13,000           31,945
D-Link Corp. (Computers)                                2,300            5,390
Taiwan Semiconductor Manufacturing Co., Ltd.*
(Electronics)                                          17,600           83,632
Winbond Electronics Corp.* (Electronics)                1,000            2,897
                                                                  ------------
                                                                       135,414
                                                                  ------------
Thailand (0.18%)
BEC World Plc (Media)                                     700            4,038
Golden Land Property Development Plc*  (Real
Estate Development)                                    60,000            8,117
PTT Exploration & Production Plc (Oil & Gas)            1,000            4,850
                                                                  ------------
                                                                        17,005
                                                                  ------------
Turkey (0.43%)
Dogan Yayin Holding AS* (Diversified Operations)      570,000            9,647
Vestel Elektronik Sanayi ve Ticaret AS
(Household)                                            36,000           10,880
Yapi ve Kredi Bankasi AS (Banks - Foreign)          1,755,600           19,525
                                                                  ------------
                                                                        40,052
                                                                  ------------
United Kingdom (15.00%)
ARM Holdings Plc* (Electronics)                         2,500           26,782
Barclay's Plc (Banks - Foreign)                         1,870           46,489
BP Amoco Plc (Oil & Gas)                               23,359          224,084
British Telecommunications Plc
(Telecommunications)                                    3,933           50,822
Cable & Wireless Plc (Telecommunications)               2,423           41,025
Capita Group Plc (Business Services - Misc.)            1,389           33,984
Centrica Plc (Utilities)                               11,400           38,035
CMG Plc (Computers)                                     2,000           28,325
CMG Plc (Computers)                                     2,660           37,585
COLT Telecom Group Plc* (Telecommunications)              678           22,569
Compass Group Plc (Food)                                1,986           26,159
Glaxo Wellcome Plc (Medical)                            2,711           79,046
Invensys Plc (Diversified Operations)                  10,169           38,159
Lloyds TSB Group Plc (Banks - Foreign)                  6,209           58,624
Logica Plc (Computers)                                  1,342           31,758
Marconi Plc (Telecommunications)                        4,000           52,051
Pearson Plc (Media)                                     1,119           35,556
Prudential Plc (Insurance)                              3,144           46,050
Reuters Group Plc (Business Services - Misc.)           3,274           55,830
Sage Group Plc (The) (Computers)                        4,065           32,907
Scoot.com Plc* (Business Services - Misc.)             11,225           26,156
SEMA Group Plc (Computers)                              2,646           37,634
Shell Transport & Trading Co. Plc (Oil & Gas)           5,900           49,234
SmithKline Beecham Plc (Medical)                        3,807           49,827
Telewest Communications Plc* (Media)                    6,832           23,569
Vodafone AirTouch Plc (Telecommunications)             53,163          214,777
                                                                  ------------
                                                                     1,407,037
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $7,857,151)                                      (95.91%)      8,996,856
                                                    ---------     ------------
PREFERRED STOCKS
Germany (0.53%)
Fresenius AG (Medical)                                    109           25,183
ProSieben Media AG (Media)                                200           24,870
                                                                  ------------
TOTAL PREFERRED STOCKS
(Cost $44,259)                                         (0.53%)          50,053
                                                    ---------     ------------

                                        INTEREST     PAR VALUE
                                          RATE    (000s OMITTED)
                                        --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.05%)
Investment in a joint repurchase
Agreement transaction with UBS
Warburg, Inc. - Dated 6-30-00,
due 7-3-00 (Secured by U.S.
Treasury Bond, 8.125% thru 9.125%,
due  05-15-18 thru 05-15-21)
- Note B                                 6.55%         $286            286,000
                                                                  ------------
                                                      NUMBER
                                                    OF SHARES
                                                    ---------
Cash Equivalents (9.49%)
Navigator Securities Lending
Prime Portfolio**                                     890,250          890,250
                                                    ---------     ------------
TOTAL SHORT-TERM INVESTMENTS                          (12.54%)       1,176,250
                                                    ---------     ------------
TOTAL INVESTMENTS                                    (108.98%)      10,223,159
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (8.98%)        (842,430)
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)      $9,380,729
                                                    =========     ============

  * Non-Income producing security.

 ** Represents investment of security lending collateral - Note A .

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $11,550 or 0.12% of net assets as of June 30, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Industry Diversification (Unaudited)
-----------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at June 30, 2000 assigned to the various investment categories.

                               MARKET VALUE AS A %
INVESTMENT CATEGORIES          OF FUND NET ASSETS
-----------------------        ------------------
Airlines                              0.09%
Automobile/Trucks                     2.01
Banks - Foreign                      10.03
Beverages                             2.39
Broker Services                       0.21
Building                              3.27
Business Services - Misc.             2.00
Chemicals                             1.49
Computers                             4.81
Consumer Products - Misc.             0.01
Diversified Operations                6.61
Electronics                           5.61
Engineering/R&D Services              0.18
Finance                               3.53
Food                                  2.34
Glass Products                        0.36
Household                             0.12
Insurance                             4.24
Leasing Companies                     0.16
Leisure                               0.50
Machinery                             1.13
Media                                 0.86
Medical                               6.60
Metal                                 0.20
Oil & Gas                             7.20
Pollution Control                     0.47
Printing - Commercial                 0.05
Publishing - Newspapers               1.21
Publishing - Periodicals              0.33
Real Estate Development               1.83
Real Estate Operations                1.35
Retail                                2.65
Steel                                 0.14
Telecommunications                   17.81
Tobacco                               0.03
Transport                             1.13
Utilities                             3.49
Short-Term Investments               12.54
                                   -------
TOTAL INVESTMENTS                   108.98%
                                   =======








John Hancock Funds - Declaration Trust - V.A. Financial Industries Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Financial Industries Fund on June 30, 2000. It's divided into two main categories: common stocks and short-term investments.
Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCK
Banks - Foreign (5.93%)
Bipop-Carire SpA (Italy)                              107,000         $845,172
Lloyds TSB Group Plc (United Kingdom)                  88,500          836,033
Nordic Baltic Holding AB (Sweden)                     178,020        1,331,056
                                                                  ------------
                                                                     3,012,261
                                                                  ------------
Banks - Midwest (4.37%)
Fifth Third Bancorp                                    17,500        1,106,875
Northern Trust Corp.                                   17,100        1,112,569
                                                                  ------------
                                                                     2,219,444
                                                                  ------------
Banks - Money Center (5.54%)
Chase Manhattan Corp. (The)                            21,810        1,004,623
Citigroup, Inc.                                        30,000        1,807,500
                                                                  ------------
                                                                     2,812,123
                                                                  ------------
Banks - Northeast (3.40%)
State Street Corp.                                     16,300        1,728,819
                                                                  ------------
Banks - Super Regional (8.03%)
Bank of New York Co., Inc. (The)                       39,500        1,836,750
FleetBoston Financial Corp.                            22,536          766,224
Wells Fargo Co.                                        38,000        1,472,500
                                                                  ------------
                                                                     4,075,474
                                                                  ------------
Banks - West (1.51%)
City National Corp.                                    22,100          767,975
                                                                  ------------
Broker Services (14.87%)
Legg Mason, Inc.                                       21,000        1,050,000
Merrill Lynch & Co., Inc.                              14,000        1,610,000
Morgan Stanley Dean Witter & Co.                       24,000        1,998,000
Schwab (Charles) Corp. (The)                           86,076        2,894,305
                                                                  ------------
                                                                     7,552,305
                                                                  ------------
Computer - Services (7.59%)
BISYS Group, Inc. (The)*                               11,250          691,875
First Data Corp.                                       24,500        1,215,813
Fiserv, Inc.*                                          45,000        1,946,250
                                                                  ------------
                                                                     3,853,938
                                                                  ------------
Computer - Software (1.67%)
Intuit, Inc.*                                          20,500          848,188
                                                                  ------------
Finance - Consumer Loans (7.16%)
American Express Co.                                   44,400        2,314,350
MBNA Corp.                                             48,650        1,319,631
                                                                  ------------
                                                                     3,633,981
                                                                  ------------
Finance - Investment Management (6.06%)
Amvescap Plc American Depositary Receipts
(ADR) (United Kingdom)                                 17,000        1,332,375
Price (T. Rowe) Associates, Inc.                       41,000        1,742,500
                                                                  ------------
                                                                     3,074,875
                                                                  ------------
Insurance (2.75%)
MBIA, Inc.                                             29,000        1,397,437
                                                                  ------------
Insurance - Accident & Health (2.89%)
AFLAC, Inc.                                            32,000        1,470,000
                                                                  ------------
Insurance - Brokers (3.50%)
Marsh & McLennan Cos., Inc.                            17,000        1,775,437
                                                                  ------------
Insurance - Diversified (3.08%)
AXA Financial, Inc.                                    46,000        1,564,000
                                                                  ------------
Insurance - Life (9.65%)
American General Corp.                                 21,700        1,323,700
AXA Corp. (ADR) (France)                               14,500        1,153,656
Protective Life Corp.                                  48,000        1,278,000
Reinsurance Group of America, Inc.                     38,000        1,144,750
                                                                  ------------
                                                                     4,900,106
                                                                  ------------
Insurance - Multi Line (3.42%)
Allmerica Financial Corp.                              15,600          817,050
Fortis (NL) NV (Netherlands)                           31,454          919,319
                                                                  ------------
                                                                     1,736,369
                                                                  ------------
Insurance - Property & Casualty (4.98%)
Ambac Financial Group, Inc.                            14,500          794,781
American International Group, Inc.                     14,750        1,733,125
                                                                  ------------
                                                                     2,527,906
                                                                  ------------
Mortgage & RE Services (1.39%)
Fannie Mae                                             13,500          704,531
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $40,303,069)                                    (97.79%)      49,655,169
                                                    ---------     ------------

                                       INTEREST     PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.18%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Dated 06-30-00, due
07-03-00 (Secured by U.S. Treasury
Bonds 6.250% thru 7.500% due 08-15-22
thru 08-15-27) - Note B                   6.55%         $598           598,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                         452
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (1.18%)         598,452
                                                    ---------     ------------
TOTAL INVESTMENTS                                     (98.97%)      50,253,621
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (1.03%)         522,059
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $50,775,680
                                                    =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

See notes to financial statements.




Portfolio Concentration
June 30, 2000 (Unaudited)

-----------------------------------------------------------------------
The V.A. Financial Industries Fund invests primarily in equity securities in the financial sector in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at June 30, 2000 assigned to the various countries.

                               MARKET VALUE AS A %
COUNTRY DIVERSIFICATION        OF FUND NET ASSETS
-----------------------        ------------------
France                                2.27%
Italy                                 1.66
Netherlands                           1.81
Sweden                                2.62
United Kingdom                        4.27
United States                        86.34
                                   -------
TOTAL INVESTMENTS                    98.97%
                                   =======

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Regional Bank Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Regional Bank Fund on June 30, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Superregional Banks (6.79%)
Bank of America Corp. (NC)                              4,500         $193,500
Mellon Financial Corp. (PA)                             6,500          236,844
PNC Bank Corp. (PA)                                     2,500          117,187
U.S. Bancorp (MN)                                       5,000           96,250
Wells Fargo Co. (CA)                                    6,500          251,875
                                                                  ------------
                                                                       895,656
                                                                  ------------
Banks - Money Center (4.03%)
Chase Manhattan Corp. (The) (NY)                        5,000          230,312
Citigroup, Inc. (NY)                                    5,000          301,250
                                                                  ------------
                                                                       531,562
                                                                  ------------
Banks - United States (79.59%)
BancFirst Corp. (OK)                                    4,400          138,600
BancorpSouth, Inc. (MS)                                 9,500          133,594
BancWest Corp. (HI)                                    16,000          263,000
Bank of the Ozarks, Inc. (AR)                          15,350          247,519
Cascade Bancorp (OR)                                   33,010          369,299
CCB Financial Corp. (NC)                                5,700          210,900
Centura Banks, Inc. (NC)                                6,250          212,109
Chittenden Corp. (VT)                                   5,000          122,188
Citizens Banking Corp. (MI)                            13,121          213,012
City National Corp. (CA)                                7,000          243,250
Colonial BancGroup, Inc. (AL)                          14,000          126,000
Comerica, Inc. (MI)                                     6,000          269,250
Commerce Bancshares, Inc. (MO)                         11,474          341,352
Community First Bankshares, Inc. (ND)                  10,000          163,125
Cullen/Frost Bankers., Inc. (TX)                       11,000          289,437
Eldorado Bancshares, Inc.* (CA)                        22,000          159,500
Fifth Third Bancorp (OH)                                6,395          404,484
Financial Institutions, Inc.* (NY)                     29,750          416,500
First Tennessee National Corp. (TN)                     3,500           57,969
FirstMerit Corp. (OH)                                  20,300          433,913
Independent Bank Corp. (MI)                            22,750          308,547
Lamar Capital Corp. (MS)                               21,500          176,031
M & T Bank Corp. (NY)                                     700          315,000
Marshall & Ilsley Corp. (WI)                            6,000          249,000
Mercantile Bankshares Corp. (MD)                       12,000          357,750
Mid-State Bancshares (CA)                              15,000          408,750
Mississippi Valley Bancshares, Inc. (MO)               10,350          250,987
National Commerce Bancorp. (TN)                        15,000          240,938
Northrim Bank (AK)                                     16,695          121,039
Pacific Capital Bancorp. (CA)                          12,500          313,281
Prosperity Bancshares, Inc. (TX)                       14,500          233,812
SJNB Financial Corp. (CA)                               8,000          224,000
Sky Financial Group, Inc. (OH)                         11,000          175,312
Southwest Bancorp. of Texas, Inc.* (TX)                13,000          269,750
Sterling Bancshares, Inc. (TX)                         18,000          194,625
Summit Bancshares, Inc. (TX)                           14,800          255,300
Texas Regional Bancshares, Inc. (Class A) (TX)          9,000          228,375
Umpqua Holdings Corp. (OR)                             35,000          280,000
UnionBanCal Corp. (CA)                                 10,000          185,625
Vail Banks, Inc.* (CO)                                 12,350          117,325
Valley National Bancorp. (NJ)                          14,700          357,394
Whitney Holding Corp. (LA)                              4,500          153,844
Yardville National Bancorp. (NJ)                       25,000          265,625
                                                                  ------------
                                                                    10,497,311
                                                                  ------------
Thrifts (3.59%)
Charter One Financial, Inc. (OH)                        6,279          144,417
First Financial Holdings, Inc. (SC)                    12,300          169,125
Warren Bancorp., Inc. (MA)                             22,500          160,312
                                                                  ------------
                                                                       473,854
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $14,623,212)                                    (94.00%)      12,398,383
                                                    ---------     ------------

                                       INTEREST     PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.10%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Dated 06-30-00,  due
07-03-00 (Secured by U.S. Treasury
Bonds 6.250% thru  7.500% due 08-15-22
thru 08-15-27) - Note B                  6.55%           $673          673,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                         275
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (5.10%)         673,275
                                                    ---------     ------------
TOTAL INVESTMENTS                                     (99.11%)      13,071,658
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.89%)         117,678
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $13,189,336
                                                    =========     ============


* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Technology Fund

Schedule of Investments
June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Technology Fund on June 30, 2000. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term invest ments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Computer - Graphics (0.52%)
Cadence Design Systems, Inc.*                             732          $14,914
                                                                  ------------
Computer - Internet Services (11.97%)
America Online, Inc.*                                     924           48,741
Art Technology Group, Inc.*                               360           36,337
Ask Jeeves, Inc.*                                         140            2,529
DoubleClick, Inc.*                                        272           10,370
Exodus Communications, Inc.*                              876           40,351
Exult, Inc.*                                              350            3,500
Genuity, Inc.*                                          1,000            9,156
Infospace, Inc.*                                          472           26,078
Inktomi Corp.*                                            247           29,208
Pacific Century CyberWorks Ltd. (Hong Kong)*            9,000           17,550
Phone.com, Inc.*                                           93            6,057
Portal Software, Inc.*                                    292           18,651
RealNetworks, Inc.*                                       485           24,523
TIBCO Software, Inc.*                                     160           17,157
VeriSign, Inc.*                                           100           17,650
VerticalNet, Inc.*                                        366           13,519
Viant Corp.*                                              680           20,145
                                                                  ------------
                                                                       341,522
                                                                  ------------
Computer - Memory Devices (4.72%)
EMC Corp.*                                                933           71,783
Network Appliance, Inc.*                                  140           11,270
Seagate Technology, Inc.*                                 613           33,715
Western Digital Corp.*                                  3,565           17,825
                                                                  ------------
                                                                       134,593
                                                                  ------------
Computer - Mini/Macro (4.54%)
Cobalt Networks, Inc.*                                    340           19,677
Dell Computer Corp.*                                    1,087           53,603
Emulex Corp.*                                             350           22,991
Gateway, Inc.*                                            586           33,255
                                                                  ------------
                                                                       129,526
                                                                  ------------
Computer - Services (2.47%)
Mercury Interactive Corp.*                                581           56,212
Unisys Corp.*                                             972           14,155
                                                                  ------------
                                                                        70,367
                                                                  ------------
Computer - Software (11.10%)
BEA Systems, Inc.*                                        840           41,527
BMC Software, Inc.*                                       165            6,020
Citrix Systems, Inc.*                                     297            5,624
Computer Associates International, Inc.                   679           34,756
Electronics for Imaging, Inc.*                            370            9,366
i2 Technologies, Inc.*                                    390           40,664
Microsoft Corp.*                                          488           39,040
Oracle Corp.*                                             729           61,282
Parametric Technology Corp.*                            1,458           16,038
Precise Software Solutions Ltd.*                           50            1,200
Rational Software Corp.*                                  457           42,472
SmartForce Plc,* American Depositary Receipt
(ADR) (Ireland)                                           392           18,816
                                                                  ------------
                                                                       316,805
                                                                  ------------
Electronics - Components Misc. (3.32%)
Sanmina Corp.*                                            392           33,516
Solectron Corp.*                                        1,464           61,305
                                                                  ------------
                                                                        94,821
                                                                  ------------
Electronics - Measuring Instruments (0.82%)
Agilent Technologies, Inc.*                               318           23,452
                                                                  ------------
Electronics - Products Misc. (2.01%)
Aeroflex, Inc.*                                           634           31,502
Jabil Circuit, Inc.*                                      500           24,813
Manufacturers' Services Ltd.*                              50            1,028
                                                                  ------------
                                                                        57,343
                                                                  ------------
Electronics - Semiconductor Components (24.25%)
Amkor Technology, Inc.*                                   927           32,735
Analog Devices, Inc.*                                     600           45,600
Applied Materials, Inc.*                                  480           43,500
Applied Science & Technology, Inc.*                       562           14,542
ASM Lithography Holding N.V. (Netherlands)*             1,026           45,272
Atmel Corp.*                                            1,012           37,317
Chartered Semiconductor Manufacturing Ltd.  (ADR)
(Singapore)*                                              257           23,130
Cypress Semiconductor Corp.*                              927           39,166
Integrated Device Technology, Inc.*                     1,054           63,108
Intel Corp.                                               245           32,753
KLA-Tencor Corp.*                                         505           29,574
LSI Logic Corp.*                                          488           26,413
Marvell Technology Group Ltd. (Bermuda)*                   10              570
Micron Technology, Inc.                                 1,167          102,769
National Semiconductor Corp.*                             623           35,355
Novellus Systems, Inc.*                                   583           32,976
PRI Automation, Inc.*                                     438           28,641
Taiwan Semiconductor Manufacturing Co., Ltd.  SP
(ADR) (Taiwan)*                                           290           11,238
Taiwan Semiconductor Manufacturing Co., Ltd.
(ADR) (Taiwan)*                                           570           22,123
Vitesse Semiconductor Corp.*                              339           24,938
                                                                  ------------
                                                                       691,720
                                                                  ------------
Fiber Optics (4.22%)
CIENA Corp.*                                              418           69,675
Corning, Inc.                                              92           24,829
Exfo Electro-Optical Engineering, Inc. (Canada)*           10              439
Finisar Corp.*                                            962           25,192
Stratos Lightwave, Inc.*                                   10              279
                                                                  ------------
                                                                       120,414
                                                                  ------------
Media - Radio/TV (0.50%)
Infinity Broadcasting Corp. (Class A)*                    390           14,211
                                                                  ------------
Telecom - Equipment (7.60%)
Accelerated Networks, Inc.*                                10              422
Advanced Fibre Communications, Inc.*                      215            9,742
ANTEC Corp.*                                              277           11,513
Cisco Systems, Inc.*                                      875           55,617
Equant N.V. (Netherlands)*                                130            5,590
Global Crossing Ltd. (Bermuda)*                           462           12,156
Metromedia Fiber Network, Inc. (Class A)*                 784           31,115
Nokia Corp. (ADR) (Finland)                               980           48,939
QUALCOMM, Inc.*                                           257           15,420
Tut Systems, Inc.*                                        460           26,393
                                                                  ------------
                                                                       216,907
                                                                  ------------
Telecom - Services (3.04%)
Global Light Telecommunications, Inc. (Canada)*           488            5,338
Nortel Networks Corp. (Canada)                            448           30,576
Primus Telecommunications Group, Inc.*                    657           16,343
Qwest Communications International, Inc.*                 578           28,719
WinStar Communications, Inc.*                             170            5,759
                                                                  ------------
                                                                        86,735
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $2,177,246)                                     (81.08%)       2,313,330
                                                                  ------------

                                         INTEREST     PAR VALUE
                                           RATE    (000s OMITTED)
                                         --------  --------------
SHORT-TERM INVESTMENTS
Government - U.S. Agencies (30.37%)
FNMA Discount Note Due 07-03-00            6.49%         $867          866,531
                                                                  ------------
Corporate Savings Account (0.03%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                         822
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                          (30.40%)         867,353
                                                    ---------     ------------
TOTAL INVESTMENTS                                    (111.48%)       3,180,683
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                     (11.48%)        (327,650)
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)      $2,853,033
                                                    =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
June 30, 2000 (Unaudited)

-----------------------------------------------------------------------
The V.A. Technology Fund invests primarily in equity securities of technology companies in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at June 30, 2000 assigned to the various countries.

                               MARKET VALUE AS A %
COUNTRY DIVERSIFICATION        OF FUND NET ASSETS
-----------------------        ------------------
Bermuda                               0.45%
Canada                                1.27
Finland                               1.72
Hong Kong                             0.62
Ireland                               0.66
Netherlands                           1.78
Singapore                             0.81
Taiwan                                1.17
United States                       103.00
                                   -------
TOTAL INVESTMENTS                   111.48%
                                   =======

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Bond Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Bond Fund on December 31, 1999.
It is divided into three main categories: bonds, warrants and short-term investments. Bonds and warrants are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             INTEREST        CREDIT       PAR VALUE          MARKET
ISSUER, DESCRIPTION                                              RATE       RATING*  (000s OMITTED)           VALUE
--------------------------                             --------------  ------------  --------------  --------------
BONDS
Aerospace (0.69%)
Lockheed Martin Corp., Bond 12-01-29                            8.500%     BBB-               $35           $35,342
Note 12-01-05                                                   7.950      BBB-                30            30,171
Raytheon Co., Note 03-01-03 (R)                                 7.900      BBB-                40            40,239
                                                                                                      -------------
                                                                                                            105,752
                                                                                                      -------------
Automobile/Trucks (1.42%)
DaimlerChrysler AG, Deb 03-01-27                                7.450      A+                  35            33,584
DaimlerChrysler North America  Holding Corp.,
Note 01-20-05                                                   7.400      A+                  40            39,684
ERAC USA Finance Co., Note 02-15-05 (R)                         6.625      BBB+                49            45,948
Ford Capital B.V., Gtd Deb (Netherlands)
05-15-02 (Y)                                                    9.875      A                   50            51,889
Ford Motor Co., Deb 02-01-29                                    6.375      A                   55            45,106
                                                                                                      -------------
                                                                                                            216,211
                                                                                                      -------------
Banks - Foreign (1.06%)
Abbey National First Capital, B.V., Sub Note
(United Kingdom)  10-15-04 (Y)                                  8.200      AA-                 30            30,732
Royal Bank of Scotland Plc, Bond (United Kingdom)
03-31-05 (Y)                                                    8.817      A-                  30            30,906
Scotland International Finance  No. 2, B.V., Gtd
Sub Note  (Netherlands) 11-01-06 (R) (Y)                        8.850      A                   95           100,514
                                                                                                      -------------
                                                                                                            162,152
                                                                                                      -------------
Banks - United States (1.05%)
Bank of New York, Cap Security 12-01-26 (R)                     7.780      A-                  50            46,057
FleetBoston Financial Corp., Sub Note 12-01-05                  6.625      A-                  35            33,122
National Westminster Bank  Plc - New York
Branch, Sub Note 05-01-01                                       9.450      A+                   5             5,090
NB Capital Trust IV, Gtd Cap Security 04-15-27                  8.250      A-                  20            18,581
RBSG Capital Corp., Gtd Cap Note 03-01-04                      10.125      A                   15            16,120
Security Pacific Corp., Sub Note 03-01-01                      11.000      A                   40            40,890
                                                                                                      -------------
                                                                                                            159,860
                                                                                                      -------------
Beverages (0.19%)
Canandaigua Brands, Inc., Sr Sub Note Ser C
12-15-03                                                        8.750      B+                  30            28,800
                                                                                                      -------------
Broker Services (0.19%)
Goldman Sachs Group, Inc., Med Term Note Ser B
10-01-09                                                        7.350      A+                  30            28,823
                                                                                                      -------------
Chemicals (0.54%)
Akzo Nobel, Inc., Bond 11-15-03 (R)                             6.000      A-                  45            42,683
Equistar Chemicals L.P., Sr Note 02-15-04                       8.500      BBB-                40            39,200
                                                                                                      -------------
                                                                                                             81,883
                                                                                                      -------------
Computers (0.97%)
Ceridian Corp., Sr Note 06-01-04                                7.250      BBB                 30            28,792
Exodus Communications, Inc., Sr Note 12-15-09                  10.750      B                   30            28,950
International Business Machines  Corp., Med Term
Note 09-22-03                                                   5.370      A+                  35            33,335
PSINet, Inc., Sr Note 11-01-08                                 11.500      B-                  15            14,100
Verio, Inc., Sr Note 04-01-05                                  10.375      B-                  40            42,600
                                                                                                      -------------
                                                                                                            147,777
                                                                                                      -------------
Electronics (0.03%)
Amkor Technologies, Inc., Sr Sub Note 05-01-09                 10.500      B                    5             4,987
                                                                                                      -------------
Energy (0.60%)
MidAmerican Energy Holdings Co., Sr Bond 09-15-28               8.480      BBB-                40            40,326
Sr Note 09-15-05                                                7.230      BBB-                25            24,311
P&L Coal Holdings Corp., Sr Sub Note Ser B
05-15-08                                                        9.625      B                   30            27,750
                                                                                                      -------------
                                                                                                             92,387
                                                                                                      -------------
Fiber Optics (0.22%)
Williams Communications  Group, Inc., Sr Note
10-01-09                                                       10.875      BB-                 35            34,300
                                                                                                      -------------
Finance (2.73%)
Bombardier Capital, Inc., Note 01-15-02 (R)                     6.000      A-                  30            29,250
Commercial Credit Co., Note 07-01-02                            6.450      AA-                 45            44,251
EES Coke Battery Co., Inc., Sr Sec Note 04-15-02 (R)            7.125      BBB                  4             4,141
Ford Motor Credit Co., Note 04-28-03                            6.125      A                   35            33,723
Note 10-28-09                                                   7.375      A                   35            33,854
General Motors Acceptance Corp., Note 01-19-10                  7.750      A                   30            29,824
Household Finance Corp., Note 11-01-02                          5.875      A                   70            67,255
Sr Note 09-25-04                                                5.875      A                   55            51,295
Sr Unsub Note 02-01-09                                          5.875      A                   30            26,091
Marlin Water Trust & Marlin  Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                                        7.090      BBB                 30            29,644
Midland Funding Corp. I, Deb Ser C-94 07-23-02                 10.330      BBB-                 8             8,348
Sec Deb Ser C-91 07-23-02                                      10.330      BBB-                11            11,629
Midland Funding Corp. II, Deb Ser A 07-23-05                   11.750      BB+                 40            44,777
Yanacocha Receivables Master Trust, Pass Thru
Cert Ser 1997-A  06-15-04 (R)                                   8.400      BBB-                 3             3,021
                                                                                                      -------------
                                                                                                            417,103
                                                                                                      -------------
Government - Foreign (0.14%)
Nova Scotia, Province of, Deb (Canada) 11-15-19 (Y)             8.250      A-                  20            21,124
                                                                                                      -------------
Government - U.S. (35.47%)
United States Treasury, Bond 08-15-17                           8.875      AAA                532           678,135
Bond 02-15-23                                                   7.125      AAA              1,170         1,300,350
Note 05-15-02                                                   7.500      AAA                 69            70,272
Note 08-15-03                                                   5.750      AAA                230           226,083
Note 02-15-05                                                   7.500      AAA              1,075         1,126,729
Note 07-15-06                                                   7.000      AAA                662           685,998
Note 05-15-08                                                   5.625      AAA              1,380         1,331,272
                                                                                                      -------------
                                                                                                          5,418,839
                                                                                                      -------------
Government - U.S. Agencies (16.04%)
Federal National Mortgage Assn., 15 Yr Pass Thru
Ctf 03-01-02***                                                 7.000      AAA                 55            53,952
15 Yr Pass Thru Ctf 12-01-12                                    6.500      AAA                 34            32,575
30 Yr Pass Thru Ctf 06-01-29                                    6.000      AAA                 19            17,644
Bond 02-15-05                                                   7.125      AAA                180           180,731
Note 04-15-03                                                   5.750      AAA                310           300,179
Note 09-15-09                                                   6.625      AAA                380           367,114
Note 01-15-30                                                   7.125      AAA                215           216,578
Pass Thru Ctf Ser 1997-M8  Class A-1 01-25-22                   6.940      AAA                  3             2,632
Government National Mortgage Assn., 30 Yr Pass
Thru Ctf 07-15-26                                               8.000      AAA                 23            23,545
30 Yr Pass Thru Ctf 04-15-28 to  07-01-29***                    6.500      AAA                505           479,033
30 Yr Pass Thru Ctf 06-15-28 to  07-01-30***                    7.000      AAA                769           747,507
30 Yr Pass Thru Ctf 10-15-29                                    7.500      AAA                 30            29,714
                                                                                                      -------------
                                                                                                          2,451,204
                                                                                                      -------------
Insurance (0.44%)
Equitable Life Assurance Society  of the United
States, Surplus Note 12-01-05 (R)                               6.950      A+                  15            14,723
Massachusetts Mutual Life Insurance  Co., Surplus
Note 11-15-23 (R)                                               7.625      AA                   5             4,714
New York Life Insurance Co., Surplus Note
12-15-23 (R)                                                    7.500      AA-                  5             4,349
Sun Canada Financial Co., Gtd Sub Note 12-15-07 (R)             6.625      AA-                 20            18,680
URC Holdings Corp., Sr Note 06-30-06 (R)                        7.875      A-                  25            25,483
                                                                                                      -------------
                                                                                                             67,949
                                                                                                      -------------
Leasing Companies (0.12%)
United Rentals, Inc., Sr Sub Note Ser B 04-01-09                9.000      BB-                 20            17,700
                                                                                                      -------------
Leisure (0.59%)
Harrah's Operating Co., Inc., Sr Note 01-15-09                  7.500      BBB-                25            23,198
HMH Properties, Inc., Gtd Sr Sec Note Ser A
08-01-05                                                        7.875      BB                  30            28,350
Premier Parks, Inc., Sr Note 06-15-07                           9.750      B-                  20            19,250
Waterford Gaming LLC, Sr Note 03-15-10 (R)                      9.500      B+                  20            19,400
                                                                                                      -------------
                                                                                                             90,198
                                                                                                      -------------
Manufacturing (0.09%)
AXIA, Inc., Gtd Sr Sub Note 07-15-08                           10.750      B-                  17            13,260
                                                                                                      -------------
Media (3.96%)
Adelphia Communications Corp., Sr Note 11-15-09                 9.375      B+                  15            13,912
Sr Note Ser B 10-01-02                                          9.250      B+                  17            16,660
Sr Note Ser B 07-15-03                                          8.125      B+                  15            14,025
AMFM, Inc., Sr Sub Note 10-01-08                                9.000      B                   25            25,437
Clear Channel Communications, Inc., Note 06-15-05               7.875      BBB-                45            45,056
Comcast Cable Communications, Inc., Note 11-15-08               6.200      BBB                 45            40,623
Comcast Corp., Sr Note 04-15-08                                 7.625      BBB                 35            33,708
Continental Cablevision, Inc., Sr Note 05-15-06                 8.300      AA-                 60            61,871
CSC Holdings, Inc., Sr Note Ser B 07-15-09                      8.125      BB+                 45            43,425
Sr Sub Deb 05-15-16                                            10.500      BB-                 20            21,350
EchoStar DBS Corp., Sr Note 02-01-09                            9.375      B                   35            33,775
Garden State Newspapers, Inc., Sr Sub Note
07-01-11                                                        8.625      B+                  45            39,600
J Seagram & Sons, Inc., Gtd Sr Note 12-15-18***                 7.500      BBB-                20            19,132
Mediacom LLC/Mediacom Capital  Corp., Sr Note Ser
B 04-15-08                                                      8.500      B+                  20            18,400
News America Holdings, Inc., Gtd Sr Deb 08-10-18                8.250      BBB-                20            19,269
TCI Communications, Inc., Sr Deb 02-15-26                       7.875      AA-                 40            39,020
Telewest Communications Plc, Sr Note (United
Kingdom)  02-01-10 (R) (Y)                                      9.875      B+                  20            18,600
Time Warner, Inc., Deb 01-15-13                                 9.125      BBB                 58            63,562
TV Guide, Inc., Sr Sub Note Ser B 03-01-09                      8.125      BB-                 25            24,688
United Pan-Europe Communications  N.V., Sr Note
(Netherlands)  11-01-09 (Y)                                    11.250      B                   15            13,200
                                                                                                      -------------
                                                                                                            605,313
                                                                                                      -------------
Medical (0.72%)
Dynacare, Inc., Sr Note (Canada) 01-15-06 (Y)                  10.750      B+                  37            33,300
Fresenius Medical Care Capital  Trust II, Gtd
Trust Preferred  Security 02-01-08                              7.875      B+                  10             8,950
IASIS Healthcare Corp., Gtd Sr Sub Note 10-15-09               13.000      B-                  20            19,850
Quest Diagnostics, Inc., Sr Sub Note 12-15-06                  10.750      B+                  23            23,805
Tenet Healthcare Corp., Sr Note 01-15-05                        8.000      BB+                 25            23,938
                                                                                                      -------------
                                                                                                            109,843
                                                                                                      -------------
Metal (0.51%)
Golden Northwest Aluminum, Inc., 1st Mtg Note
12-15-06                                                       12.000      BB-                 15            15,000
WMC Finance (USA) Ltd., Gtd Note (Australia)
11-15-03 (Y)                                                    6.500      A                   65            62,642
                                                                                                      -------------
                                                                                                             77,642
                                                                                                      -------------
Mortgage Banking (5.83%)
Citibank Credit Card Master Trust I, Class A
Credit Card Part Cert  Ser 1997-2 02-15-04                      6.550      AAA                130           128,821
Commercial Mortgage Acceptance  Corp., Pass Thru
Ctf Ser 1999-C1  Class A-1 08-15-08                             6.790      Aaa                 76            73,797
ContiMortgage Home Equity Loan Trust, Pass Thru
Ctf Ser 1995-2  Class A-5 08-15-25                              8.100      AAA                 10            10,048
Credit Suisse First Boston Mortgage  Securities
Corp., Commercial Mtg  Pass Thru Ctf Ser 1998-C1
Class A-1A 12-17-07                                             6.260      AAA                 21            20,333
EQCC Home Equity Loan Trust, Pass Thru Ctf Ser
1997-3  Class A-9 02-15-29                                      6.570      AAA                 50            47,179
GMAC Commercial Mortgage  Securities, Inc.,  Pass
Thru Ctf Ser 1997-C1  Class A-2 09-15-06                        6.853      Aaa                 50            48,859
Pass Thru Ctf Ser 1997-C2  Class A-3 11-15-07                   6.566      Aaa                 25            23,516
HomeSide Lending, Inc., Med Term Sr Note 05-15-03               6.200      A+                  65            62,304
IMC Home Equity Loan Trust, Pass Thru Ctf Ser
1998-1  Class A-4 03-20-25                                      6.600      AAA                 15            14,442
LB Commercial Conduit Mortgage  Trust, Pass Thru
Ctf Ser 1999-C1  Class A-1 08-15-07                             6.410      Aaa                 53            50,742
Money Store Home Equity Trust (The), Pass Thru
Ctf Ser 1997-D  Class AF-7 12-15-38                             6.485      AAA                 16            15,475
Morgan Stanley Capital I, Inc., Pass Thru Ctf Ser
1997-WF1  Class A-1 10-15-06 (R)                                6.830      AAA                 81            79,762
Pass Thru Ctf Ser 1999-CAM1  Class A-3 11-15-08                 6.920      AAA                140           136,544
Salomon Brothers Mortgage  Securities VII, Inc.,
Mtg Pass Thru  Ctf Ser 1997-HUD2  Class A-2
07-25-24                                                        6.750      Aaa                  6             5,994
Saxon Asset Securities Trust, Pass Thru Ctf Ser
2000-2  Class AF-2 06-25-15                                     7.965      AAA                105           105,263
UCFC Home Equity Loan Trust, Pass Thru Ctf Ser
1997-A1  Class A-8 06-15-28                                     7.220      AAA                 10             9,380
Pass Thru Ctf Ser 1997-B  Class A-6 10-15-28                    6.900      AAA                 60            58,560
                                                                                                      -------------
                                                                                                            891,019
                                                                                                      -------------
Oil & Gas (2.31%)
Apache Finance Canada Corp., Note (Canada)
12-15-29 (Y)                                                    7.750      BBB+                35            34,275
Coastal Corp., Note 06-15-10                                    7.750      BBB                 35            34,603
Occidental Petroleum Corp., Sr Note 02-15-29                    8.450      BBB-                50            51,185
Ocean Energy, Inc., Sr Sub Note Ser B 07-15-07                  8.875      BB-                 20            19,900
Panhandle East Pipe Line Co., Sr Note 04-01-10 (R)              8.250      BBB-                30            29,906
Petroleum Geo-Services, Sr Note (Norway) 03-30-08 (Y)           6.625      BBB                 30            27,215
Phillips Petroleum Co., Note 05-25-10                           8.750      BBB                 30            31,603
Santa Fe Snyder Corp., Gtd Sub Note 06-15-07                    8.750      BB+                 20            19,800
Tosco Corp., Note 02-15-30                                      8.125      BBB                 35            34,891
Triton Energy Ltd., Sr Note 04-15-02                            8.750      BB-                 35            34,738
Valero Energy Corp., Bond 06-15-30                              8.750      BBB-                35            34,709
                                                                                                      -------------
                                                                                                            352,825
                                                                                                      -------------
Paper & Paper Products (0.42%)
Abitibi-Consolidated, Inc., Deb (Canada) 08-01-29 (Y)           8.500      BBB-                15            14,009
Fort James Corp., Sr Note 09-15-02                              6.500      BBB                  5             4,884
International Paper Co., Note 07-08-05 (R)                      8.125      BBB+                45            45,329
                                                                                                      -------------
                                                                                                             64,222
                                                                                                      -------------
Real Estate Investment Trust (0.90%)
American Health Properties, Inc., Note 01-15-07                 7.500      BBB-                20            17,800
Cabot Industrial Properties, L.P., Note 05-01-04                7.125      BBB-                25            24,044
Camden Property Trust, Sr Note 04-15-04                         7.000      BBB                 30            28,672
Liberty Property L.P., Med Term Note 06-05-02                   6.600      BBB-                40            38,875
ProLogis Trust, Sr Note 04-15-04                                6.700      BBB+                25            23,932
TriNet Corporate Realty Trust, Inc., Note
05-15-01                                                        7.300      BB                   5             4,886
                                                                                                      -------------
                                                                                                            138,209
                                                                                                      -------------
Telecommunications (4.58%)
Clearnet Communications, Inc., Sr Disc Note, Step
Coupon  (10.125%, 05-01-04) (Canada)  05-01-09 (A) (Y)           Zero      B3                  35            20,825
Sr Disc Note, Step Coupon  (14.750%, 12-15-00)
(Canada)  12-15-05 (A) (Y)                                       Zero      B3                  15            15,356
Crown Castle International Corp., Sr Note
05-15-11                                                        9.000      B                   30            27,600
Deutsche Telekom International  Finance B.V., Gtd
Note  (Netherlands) 06-15-30 (Y)**                              8.250      AA-                 40            40,404
Dominion Resources, Inc., Sr Note 06-15-10                      8.125      BBB+                25            24,975
Focal Communications Corp., Sr Note 01-15-10 (R)               11.875      B                   10            10,250
Global Crossing Holdings Ltd., Gtd Sr Note
(Bermuda)  11-15-09 (Y)                                         9.500      BB                  40            38,800
GTE North, Inc., Deb Ser H 11-15-08                             5.650      A+                  40            34,894
LCI International, Inc., Sr Note 06-15-07                       7.250      BBB+                30            28,405
Level 3 Communications, Inc., Sr Note 03-15-08 (R)             11.000      B                   20            19,700
McLeodUSA, Inc., Sr Note 11-01-08                               9.500      B+                  25            24,250
Metromedia Fiber Network, Inc., Sr Note Ser B
11-15-08                                                       10.000      B+                  35            34,563
MetroNet Communications Corp., Sr Note (Canada)
08-15-07 (Y)                                                   12.000      BBB                 15            16,950
Nextel Communications, Inc., Sr Note 11-15-09                   9.375      B                   35            33,425
NEXTLINK Communications, Inc., Sr Note 11-15-08                10.750      B                   20            19,700
NTL Communications Corp., Sr Note Ser B 10-01-08               11.500      B-                  35            35,175
Sprint Capital Corp., Gtd Note 05-01-04                         5.875      BBB+                65            61,020
Gtd Note 05-01-19                                               6.900      BBB+                40            35,566
TeleCorp PCS, Inc., Sr Sub Disc Note, Step Coupon
(11.625%, 04-15-04)  04-15-09 (A)                                Zero      B3                  25            16,375
Triton PCS, Inc., Gtd Sr Sub Disc Note, Step
Coupon (11.000%, 05-01-03)  05-01-08 (A)                         Zero      CCC+                10             7,200
US WEST Capital Funding, Inc., Gtd Note 07-15-28                6.875      BBB+                50            42,948
Vodafone AirTouch Plc, Unsub Note (United
Kingdom)  02-15-10 (R) (Y)                                      7.750      A-                  35            34,141
VoiceStream Wireless Corp., Sr Note 09-15-09                   11.500      CCC+                20            21,800
Sr Note 11-15-09                                               10.375      B-                  15            15,563
WorldCom, Inc., Note 05-15-06                                   8.000      A-                  40            40,420
                                                                                                      -------------
                                                                                                            700,305
                                                                                                      -------------
Transportation (1.91%)
America West Airlines, Pass Thru Ctf Ser 1996-1B
01-02-08                                                        6.930      A-                   3             3,194
Continental Airlines, Pass Thru Ctf Ser 1999-1A
08-02-20                                                        6.545      AA+                 58            52,621
Pass Thru Ctf Ser 1997-2C  06-30-04                             7.206      BBB                 17            16,880
Fine Air Services, Inc., Gtd Sr Sub Note 06-01-08               9.875      CC                  16             7,083
Northwest Airlines, Inc., Gtd Note 03-15-04                     8.375      BB                  25            23,632
Pass Thru Ctf Ser 1996-1D  01-02-15                             8.970      BBB-                 5             4,564
NWA Trust, Sr Note Ser A 12-21-12                               9.250      AA                  38            40,238
Railcar Trust No. 1992-1, Pass Thru Ser 1992-1
Class A 06-01-04                                                7.750      AAA                 66            66,555
US Airways, Inc., Pass Thru Ctf Ser 1989-A2
01-01-13                                                        9.820      BB-                 40            34,250
Pass Thru Ctf Ser 1990-A1  03-19-05                            11.200      BB-                 36            35,574
Wisconsin Central Transportation  Corp., Note
04-15-08                                                        6.625      BBB-                 8             7,106
                                                                                                      -------------
                                                                                                            291,697
                                                                                                      -------------
Utilities (6.76%)
AES Corp., Sr Note 06-01-09                                     9.500      BB                  15            14,700
Sr Sub Note 07-15-06                                           10.250      B+                  10             9,950
AES Eastern Energy, Pass Thru Trust Ctf Ser
1999-A  01-02-17                                                9.000      BBB-                25            24,103
Avon Energy Partners Holdings, Sr Note (United
Kingdom)  12-11-02 (R) (Y)                                      6.730      BBB+                40            38,970
Beaver Valley Funding Corp., Deb 06-01-07                       8.625      BB-                 60            60,127
Sec Lease Oblig Bond 06-01-17                                   9.000      BB-                 23            23,259
BVPS II Funding Corp., Collateralized Lease Bond
06-01-17                                                        8.890      BB-                  5             5,062
Calpine Corp., Sr Note 04-01-08                                 7.875      BB+                 15            13,875
Cleveland Electric Illuminating Co., 1st Mtg Ser B
05-15-05                                                        9.500      BB+                 45            46,294
Sr Sec Note Ser D 11-01-17                                      7.880      BB+                 20            18,820
CMS Energy Corp., Sr Note 05-15-02                              8.125      BB                  25            24,698
Sr Note 01-15-09                                                7.500      BB                  20            17,700
Sr Note Ser B 01-15-04                                          6.750      BB                  55            50,462
Connecticut Light & Power Co., 1st Mtg Ser C
06-01-02                                                        7.750      BBB-                45            45,143
East Coast Power LLC, Sr Sec Note 03-31-08                      6.737      BBB-                46            43,687
Sr Sec Note 03-31-12                                            7.066      BBB-                30            27,309
EIP Funding-PNM, Sec Fac Bond 10-01-12                         10.250      BBB-                38            41,409
GG1B Funding Corp., Deb 01-15-11                                7.430      BBB-                25            23,572
Hydro-Quebec, Gtd Bond (Canada) 02-01-21 (Y)                    9.400      A+                  30            34,950
Gtd Bond (Canada) 01-15-22 (Y)                                  8.400      A+                  20            21,538
Iberdrola International B.V., Note 10-01-02                     7.500      AA-                 35            35,236
Long Island Lighting Co., Deb 03-15-23                          8.200      A-                  40            38,000
Niagara Mohawk Power Corp., Sec Fac Deb Bond
01-01-18                                                        8.770      BBB                 44            45,323
North Atlantic Energy Corp., 1st Mtg Ser A
06-01-02                                                        9.050      BB+                 15            15,110
Northeast Utilities, Note Ser A 12-01-06                        8.580      BB+                  7             7,124
PECO Energy Transition Trust, Pass Thru Ctf Ser
1999-A  Class A6 03-01-09                                       6.050      AAA                 35            32,585
Pass Thru Ctf Ser 2000-A  Class A3 03-01-10                     7.625      AAA                125           125,888
PNPP II Funding Corp., Deb 05-30-16                             9.120      BB-                 40            40,846
Sierra Pacific Resources, Note 05-15-05                         8.750      BBB                 45            45,594
Waterford 3 Funding Corp., Sec Lease Oblig Bond
01-02-17                                                        8.090      BBB-                61            60,668
                                                                                                      -------------
                                                                                                          1,032,002
                                                                                                      -------------
TOTAL BONDS
(Cost $13,968,213)                                                                        (90.48%)       13,823,386
                                                                                        ---------      ------------

                                                                                         NUMBER
                                                                                       OF WARRANTS
                                                                                       -----------
WARRANTS
Telecommunications (0.00%)
MetroNet Communications Corp.
(Canada) (R) (Y) #                                                                              5               650
                                                                                                      -------------
TOTAL WARRANTS
(Cost $51)                                                                                 (0.00%)              650
                                                                                        ---------      ------------

                                                                          INTEREST       PAR VALUE
                                                                            RATE      (000s OMITTED)
                                                                          --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.61%)
Investment in a joint repurchase
agreement  transaction with UBS
Warburg, Inc. - Dated 06-30-00, due
07-03-00 (Secured by U.S. Treasury
Bonds 6.250% thru 7.500% due 08-15-22
thru 08-15-27) - Note B                                                     6.550%         $1,467         1,467,000
                                                                                                       ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate 5.20%                                                                     688
                                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS                                                               (9.61%)        1,467,688
                                                                                        ---------      ------------
TOTAL INVESTMENTS                                                                        (100.09%)       15,291,724
                                                                                        ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                          (0.09%)          (14,349)
                                                                                        ---------      ------------
TOTAL NET ASSETS                                                                         (100.00%)      $15,277,375
                                                                                        =========      ============

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $706,154 or 4.62% of net assets as of June 30, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc, where Standard & Poor's ratings are not available.

 ** All or a portion of these securities, having an aggregate value of $40,404 or 0.26% of the Fund's net assets, has been purchased on a when issued basis. The purchase price and the interest rate of these securities is fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when issued commitment. Accordingly, the market value of $40,789 of United States Treasury Bond, 7.125%,
    02-15-23, has been segregated to cover the when issued commitment.

*** All or a portion of these securities, having an aggregate value of $404,069 or 2.64% of the Fund's net assets, have been purchased as forward commitments - that is, the Fund has agreed on trade date, to take delivery of and to make payment for these securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $412,555 of United States
    Treasury Bond, 7.125%, 02-15-23, has been segregated to cover the forward commitments.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

 #  Non-income producing security.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. High Yield Bond Fund

Schedule of Investments
December 31, 1999
-----------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. High Yield Bond Fund on June 30, 2000. It is divided into four main categories: bonds, common stocks, pre ferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group. Short-term invest ments, which represent the Fund's
"cash" position, are  listed last.

                                                    INTEREST      CREDIT       PAR VALUE            MARKET
ISSUER, DESCRIPTION                                     RATE     RATING*  (000s OMITTED)            VALUE
------------------------------------------         ---------  ----------  --------------     -------------
BONDS
Aerospace (0.08%)
Compass Aerospace Corp., Gtd Sr Sub Note  Ser D
04-15-05                                              10.125%     CCC                $25            $7,500
                                                                                             -------------
Agricultural Operations (0.02%)
Iowa Select Farms L.P./ISF  Finance, Inc., Sr Sub
Note  12-01-05 (B) (R)                                10.750      CC                  10             2,200
                                                                                             -------------
Automobile/Trucks (0.26%)
J.B. Poindexter & Co., Inc., Sr Note 05-15-04         12.500      B                   25            23,000
                                                                                             -------------
Building (0.77%)
Amatek Industries Property Ltd., Sr Sub Note
(Australia)  02-15-08 (Y)                             12.000      B                   25            22,875
Nortek, Inc., Sr Note 08-01-08                         8.875      B+                  50            45,375
                                                                                             -------------
                                                                                                    68,250
                                                                                             -------------
Business Services - Misc. (0.23%)
AP Holdings, Inc., Sr Disc Note, Step Coupon
(11.25%, 03-15-03) 03-15-08 (A)                         Zero      CCC+               200            20,000
                                                                                             -------------
Chemicals (2.37%)
Huntsman ICI Chemicals LLC, Sr Sub Note 07-01-09      10.125      B+                 100           100,500
Huntsman ICI Holdings LLC, Sr Disc Note 12-31-09        Zero      B+                  75            24,750
Trikem S.A., Bond (Brazil) 07-24-07 (R) (Y)           10.625      B+                 125            85,000
                                                                                             -------------
                                                                                                   210,250
                                                                                             -------------
Computers (1.35%)
PSINet, Inc., Sr Note Ser B 02-15-05                  10.000      B-                 130           119,600
                                                                                             -------------
Consumer Products - Misc. (0.99%)
Diamond Brands Operating Corp., Sr Sub Note
04-15-08                                              10.125      CCC+               100            53,000
Indesco International, Inc., Sr Sub Note 04-15-08      9.750      CCC+               100            35,000
                                                                                             -------------
                                                                                                    88,000
                                                                                             -------------
Containers (4.30%)
Gaylord Container Corp., Sr Note Ser B 06-15-07        9.375      B-                  15            11,700
Sr Sub Note Ser B 02-15-08                             9.875      CCC+               100            65,000
Kappa Beheer B.V., Sr Sub Bond (Netherlands)
07-15-09 (Y)                                          10.625      B                   75            74,813
Sr Sub Bond, Step Coupon  (12.50%, 07-15-04)
(Netherlands) 07-15-09 (A) (E)                          Zero      B                  100            61,646
Riverwood International Corp., Gtd Sr Sub Note
04-01-08                                              10.875      CCC+                20            17,400
Stone Container Corp., Unit (Sr Sub Deb &
Supplemental  Int Cert) 04-01-02                      12.250      B-                 150           151,125
                                                                                             -------------
                                                                                                   381,684
                                                                                             -------------
Cosmetics & Personal Care (0.98%)
Carson, Inc., Gtd Sr Sub Note Ser B 11-01-07          10.375      CCC+                65            63,700
Global Health Sciences, Inc., Gtd Sr Note
05-01-08                                              11.000      CCC+                75            21,000
Styling Technology Corp., Gtd Sr Sub Note
07-01-08                                              10.875      C                   10             1,950
                                                                                             -------------
                                                                                                    86,650
                                                                                             -------------
Diversified Operations (0.80%)
Diamond Holdings Plc, Bond (United Kingdom)
02-01-08 #                                            10.000      B-                  50            70,859
                                                                                             -------------
Energy (1.19%)
AEI Resources, Inc./AEI Resources  Holdings,
Inc., Gtd Note  12-15-05 (R)                          10.500      CCC-                75            13,500
P&L Coal Holdings Corp., Sr Sub Note Ser B
05-15-08                                               9.625      B                  100            92,500
                                                                                             -------------
                                                                                                   106,000
                                                                                             -------------
Food (2.64%)
Agrilink Foods, Inc., Sr Sub Note 11-01-08            11.875      B                  100            80,000
Mastellone Hermanos S.A., Sr Note (Argentina)
04-01-08 (Y)                                          11.750      B+                 125            94,712
RAB Holdings, Inc., Sr Note 05-01-08                  13.000      CCC                120            60,000
                                                                                             -------------
                                                                                                   234,712
                                                                                             -------------
Insurance (0.47%)
Willis Corroon Corp., Gtd Sr Sub Note 02-01-09         9.000      B+                  50            41,875
                                                                                             -------------
Leisure (4.96%)
Claridge Hotel & Casino Corp., 1st Mtg Note
02-01-02 (B)                                          11.750      D                   50            28,625
Fitzgeralds Gaming Corp., Gtd Sr Sec Note Ser B
12-15-04 (B)                                          12.250      D                   50            28,000
Premier Parks, Inc., Sr Note 06-15-07                  9.750      B-                  75            72,187
Production Resource Group LLC, Sr Sub Note
01-15-08                                              11.500      CCC-                25             5,125
SC International Services, Inc., Sr Sub Note Ser
B 09-01-07                                             9.250      B                   30            27,900
SFX Entertainment, Inc., Sr Sub Note Ser B
02-01-08                                               9.125      B-                 100           100,750
Station Casinos, Inc., Sr Sub Note 07-01-10 (R)        9.875      B+                  25            25,125
Trump Atlantic City Associates, 1st Mtg Note
05-01-06                                              11.250      B-                  75            52,500
Venetian Casino Resort LLC/Las  Vegas Sands,
Inc., 1st Mtg Note 11-15-04                           12.250      B-                 100           101,000
                                                                                             -------------
                                                                                                   441,212
                                                                                             -------------
Machinery (0.21%)
Glasstech, Inc., Sr Note Ser B 07-01-04               12.750      B3                  25            18,500
                                                                                             -------------
Manufacturing (0.16%)
ICON Health & Fitness, Inc., Gtd Note 09-27-05        12.000      B                   22            14,430
                                                                                             -------------
Media (3.72%)
CD Radio, Inc., Sr Disc Note, Step Coupon
(15.00%, 12-01-02) 12-01-07 (A)                         Zero      CCC+               110            61,600
DIVA Systems Corp., Sr Disc Note Ser B, Step
Coupon  (12.625%, 03-01-03)  03-01-08 (A)               Zero      B-                  50            26,000
Pegasus Communications Corp., Sr Note Ser B
08-01-07                                              12.500      CCC+                35            36,400
Regional Independent Media  Group Plc,  Sr Disc
Note, Step Coupon  (12.875%, 07-01-03)  (United
Kingdom)  07-01-08 (A) #                                Zero      B3                  20            19,704
Sr Note (United Kingdom)  07-01-08 (Y)                10.500      B-                   5             4,900
United International Holdings, Inc., Sr Disc
Note, Step Coupon  (10.75%, 02-15-03) 02-15-08 (A)      Zero      B-                  75            50,250
XM Satellite Radio Holdings, Inc., Unit (Sr Sec
Note & Warrant)  03-15-10 (R)                         14.000      CCC+               150           132,000
                                                                                             -------------
                                                                                                   330,854
                                                                                             -------------
Medical (0.37%)
Total Renal Care Holdings, Inc., Conv Sub Note
05-15-09 (R)                                           7.000      B-                  50            33,250
                                                                                             -------------
Metal (4.74%)
ALatief Freeport Finance Co. B.V. (P.T.), Sr Note
04-15-01                                               9.750      CCC+               280           257,600
Doe Run Resources Corp., Gtd Sr Note Ser B
03-15-03                                              12.653***   B-                  25            12,500
Gtd Sr Note Ser B 03-15-05                            11.250      B-                  10             4,000
Freeport-McMoRan Copper & Gold, Inc., Sr Note
11-15-06                                               7.500      CCC                 75            48,750
Golden Northwest Aluminum, Inc., 1st Mtg Note
12-15-06                                              12.000      BB-                 25            25,000
TVX Gold, Inc., Conv Sub Note (Canada)
03-28-02 (Y)                                           5.000      B-                 100            73,000
                                                                                             -------------
                                                                                                   420,850
                                                                                             -------------
Oil & Gas (8.14%)
Comstock Resources, Inc., Gtd Sr Note 05-01-07        11.250      B                   75            76,125
Frontier Oil Corp., Sr Note 11-15-09                  11.750      B+                  75            75,000
Giant Industries, Inc., Sr Sub Note 11-15-03           9.750      B+                  25            24,187
Gothic Production Corp., Sr Sec Note Ser B
05-01-05                                              11.125      CCC                 25            23,500
Great Lakes Acquisition Corp., Sr Disc Deb, Step
Coupon  (13.125%, 05-15-03)  05-15-09 (A)               Zero      B-                 200            80,000
Key Energy Services, Inc., Conv Sub Note
09-15-04 (R)                                           5.000      B                   80            63,000
Conv Sub Note 09-15-04                                 5.000      Caa2               143           112,612
Sr Sub Note Ser B 01-15-09                            14.000      B-                 100           112,500
Mariner Energy, Inc., Sr Sub Note Ser B 08-01-06      10.500      B-                  10             9,100
Ocean Rig Norway A.S., Gtd Sr Sec Note (Norway)
06-01-08 (Y)                                          10.250      B-                  55            45,650
PANACO, Inc., Gtd Sr Sub Note Ser B  10-01-04         10.625      CCC                 10             8,000
R&B Falcon Corp., Gtd Sr Note 12-15-03                 9.125      B+                  60            58,800
Universal Compression, Inc., Sr Disc Note, Step
Coupon  (9.875%, 02-15-03) 02-15-08 (A)                 Zero      B                   50            35,250
                                                                                             -------------
                                                                                                   723,724
                                                                                             -------------
Paper & Paper Products (4.43%)
Advance Agro Capital B.V., Gtd Sr Note (Thailand)
11-15-07 (Y)                                          13.000      CC                  50            31,000
APP China Group Ltd., Unit (Sr Disc Note &
Warrant)  (Indonesia) 03-15-10 (R) (Y)                14.000      CCC+               250           160,000
APP Finance (VII) Mauritius Ltd., Gtd Note
(Indonesia)  04-30-03 (R) (Y)                          3.500      CCC+                10             7,400
APP Global Finance Ltd., Conv Note (Indonesia)
07-25-00                                               2.000      CCC+                50            61,000
Grupo Industrial Durango, S.A., Note (Mexico)
08-01-03 (Y)                                          12.625      BB-                125           125,000
Sappi BVI Finance Ltd., Gtd Conv Bond (South
Africa)  08-01-02 (R) (Y)                              7.500      BB-                 10             9,000
                                                                                             -------------
                                                                                                   393,400
                                                                                             -------------
Real Estate Operations (0.01%)
Signature Resorts, Inc., Conv Sub Note
01-15-07 (B)                                           5.750      D                   35               875
                                                                                             -------------
REIT (0.26%)
Host Marriott L.P., Gtd Sr Note 02-15-06               8.375      BB                  25            23,500
                                                                                             -------------
Retail (0.25%)
Imperial Home Decor Group, Inc., Gtd Sr Sub Note
03-15-08 (B)                                          11.000      C                  125             1,250
Pathmark Stores, Inc., Sub Note 06-15-02 (B)          11.625      C                   55            13,200
SpinCycle, Inc., Sr Disc Note, Step Coupon
(12.75%, 05-01-01)  05-01-05 (A)                        Zero      CCC+                25             7,500
                                                                                             -------------
                                                                                                    21,950
                                                                                             -------------
Steel (1.05%)
Gulf States Steel, Inc. of Alabama, 1st Mtg Bond
04-15-03 (B)                                          13.500      Caa3               100             9,000
Metallurg Holdings, Inc., Sr Disc Note, Step
Coupon  (12.75%, 07-15-03)  07-15-08 (A)                Zero      CCC+                50            11,000
Metallurg, Inc., Gtd Sr Note Ser B 12-01-07           11.000      B-                  30            24,000
NSM Steel, Inc./NSM Steel Ltd., Gtd Sr Sub Mtg
Note Ser B  02-01-08 (B) (R)                          12.250      D                   75               750
Oregon Steel CF&I, Note 03-31-03 (r)                   9.500      B                   65            48,309
                                                                                             -------------
                                                                                                    93,059
                                                                                             -------------
Telecommunications (22.73%)
AMSC Acquisition Co., Inc., Sr Note Ser B
04-01-08                                              12.250      B-                  40            31,200
COLT Telecom Group Plc, Sr Note (Germany)
07-31-08 #                                             7.625      B                   50            21,990
Crown Castle International Corp., Sr Disc Note,
Step Coupon  (10.625%, 11-15-02) 11-15-07 (A)           Zero      B                   10             7,412
Sr Note 05-15-11                                       9.000      B                   25            23,000
Sr Note 08-01-11                                      10.750      B                   25            25,438
CTI Holdings S.A., Sr Note, Step Coupon (11.25%,
04-15-03) (Argentina)  04-15-08 (A) (Y)                 Zero      B                   75            40,920
Dolphin Telecom Plc, Sr Disc Note Ser B, Step
Coupon  (14.00%, 05-15-04) (United  Kingdom)
05-15-09 (A) (Y)                                        Zero      CCC+                50            18,000
Sr Disc Note, Step Coupon  (11.50%, 06-01-03)
(United  Kingdom) 06-01-08 (A) (Y)                      Zero      Caa1                60            19,800
Esprit Telecom Group Plc, Sr Note (Deutsche Mark)
06-15-08 #                                            11.000      BB-                 60            21,697
Exodus Communications, Inc., Sr Note 07-01-08         11.250      B                   25            24,625
Sr Note 12-15-09                                      10.750      B                   75            72,375
Global TeleSystems Group, Inc., Sr Note 02-15-05       9.875      B-                  50            35,500
Grupo Iusacell S.A. de C.V., Sr Note (Mexico)
12-01-06 (Y)                                          14.250      B+                  35            36,225
GT Group Telecom, Inc., Unit (Sr Disc Note &
Warrant),  Step Coupon (13.25%, 02-01-05)
(Canada) 02-01-10 (A) (R) (Y)                           Zero      Caa1               100            55,000
Hermes Europe Railtel B.V., Sr Note (Netherlands)
01-15-09 (Y)                                          10.375      B                   50            42,000
ICG Holdings, Inc., Sr Disc Note, Step Coupon
(13.50%, 09-15-00) 09-15-05 (A)                         Zero      B-                  25            24,188
ITC DeltaCom, Inc., Sr Note 11-15-08                   9.750      B+                 100            95,000
Jazztel Plc, Sr Note (United Kingdom)
12-15-09 (E) (R)                                      13.250      CCC+                50            43,487
KMC Telecom Holdings, Inc., Sr Note 05-15-09          13.500      CCC+               100            85,000
McLeodUSA, Inc., Sr Note 03-15-08                      8.375      B+                  35            31,850
Sr Note 11-01-08                                       9.500      B+                 100            97,000
Metromedia Fiber Network, Inc., Sr Note Ser B
11-15-08                                              10.000      B+                  75            74,062
Nextel Communications, Inc., Sr Note 11-15-09          9.375      B                  100            95,500
Nextel Partners, Inc., Sr Disc Note, Step Coupon
(14.00%, 02-01-04)  02-01-09 (A)                        Zero      CCC+                15            10,275
NEXTLINK Communications, Inc., Sr Note 11-15-08       10.750      B                   75            73,875
NTL Communications Corp., Sr Note Ser B 10-01-08      11.500      B-                  50            50,250
Sr Note Ser B, Step Coupon  (12.375%, 10-01-03)
10-01-08 (A)                                            Zero      B-                 100            65,500
ONO Finance Plc, Sr Note (United Kingdom)
07-15-10 (E) (R)                                      14.000      CCC+                50            46,593
Primus Telecommunications  Group, Inc., Sr Note
10-15-09                                              12.750      B-                  50            42,000
PTC International Finance II S.A., Sr Sub Note
(Luxembourg)  12-01-09 (E) (R)                        11.250      B+                  25            24,312
Spectrasite Holdings, Inc., Sr Disc Note, Step
Coupon  (11.25%, 04-15-04) 04-15-09 (A)                 Zero      B3                  25            14,500
Tele1 Europe B.V., Sr Note (Netherlands)
12-01-09 (E) (R)                                      11.875      B-                  50            47,071
Telewest Communications Plc, Sr Disc Note, Step
Coupon  (9.875%, 04-15-04)  (United Kingdom)
04-15-09 (A) #                                          Zero      B1                  25            20,841
Teligent, Inc., Sr Note 12-01-07                      11.500      CCC                 66            52,140
United Pan-Europe Communications N.V.,  Sr Disc
Note Ser B, Step  Coupon (13.375%, 11-01-04)
(Netherlands) 11-01-09 (E)                              Zero      B                   30            13,189
Sr Note (Netherlands)  11-01-07 (E)                   10.875      B                   50            42,053
Sr Note (Netherlands)  11-01-09 (E)                   11.250      B                   25            21,026
VersaTel Telecom International N.V., Sr Note
(Netherlands)  05-15-02 (Y)                           13.250      B-                 125           126,875
Sr Note (Netherlands)  07-15-09 (Y)                   11.875      B-                  25            24,625
Viatel, Inc., Sr Note (Germany) 04-15-08 #            11.150      Caa1               170            68,120
Sr Sec Note 04-15-08                                  11.250      B-                  75            55,500
Williams Communications Group, Inc., Sr Note
10-01-09                                              10.875      BB-                 75            73,500
Winstar Communications, Inc., Sr Disc Note, Step
Coupon  (14.75%, 04-15-05)  04-15-10 (A) (R)            Zero      B-                  50            23,000
Sr Note 04-15-10 (R)                                  12.750      B-                  17            15,980
World Access, Inc., Sr Note Ser B 01-15-08            13.250      B-                 100            87,500
                                                                                             -------------
                                                                                                 2,019,994
                                                                                             -------------
Textile (1.59%)
Coyne International Enterprises Corp., Sr Sub
Note 06-01-08                                         11.250      B-                  75            61,500
Steel Heddle Group, Inc., Sr Disc Deb, Step
Coupon  (13.75%, 06-01-03)  06-01-09 (A)                Zero      CC                 200            14,000
Steel Heddle Manufacturing Co., Gtd Sr Sub Note
Ser B  06-01-08                                       10.625      CC                  50            17,500
Tropical Sportswear International  Corp., Sr Sub
Note  Ser A 06-15-08                                  11.000      B-                  50            48,125
                                                                                             -------------
                                                                                                   141,125
                                                                                             -------------
Transportation (5.91%)
Amtran, Inc., Sr Note 08-01-04                        10.500      B+                  50            46,000
Cenargo International Plc, 1st Mtg Note (United
Kingdom)  06-15-08 (Y)                                 9.750      B+                  20            14,800
CHC Helicopter Corp., Gtd Sr Sub Note (Canada)
07-15-07 (E)                                          11.750      B                   75            71,233
Fine Air Services, Inc., Sr Note 06-01-08              9.875      CCC-               105            47,222
North American Van Lines, Inc., Sr Sub Note
12-01-09 (R)                                          13.375      B-                  75            70,500
Northwest Airlines Corp., Gtd Note 03-15-07            8.700      BB                 100            92,505
Pacer International, Inc., Sr Sub Note 06-01-07       11.750      B-                  50            49,250
Pacific & Atlantic Holdings, Inc., Sr Sec Note
(Greece)  12-31-07 (R) (Y)                            10.500      B-                  20            14,648
US Airways, Inc., Pass Thru Ctf Ser 1993-A3
03-01-13                                              10.375      BB-                 50            44,500
Sr Note 02-01-01                                       9.625      CCC+                75            74,160
                                                                                             -------------
                                                                                                   524,818
                                                                                             -------------
Waste Disposal Service & Equip. (1.29%)
Allied Waste North America, Inc., Sr Sub Note Ser
B 08-01-09                                            10.000      B+                 125           105,625
Waste Systems International, Inc., Gtd Sr Note
01-15-06                                              11.500      B                   15             9,300
                                                                                             -------------
                                                                                                   114,925
                                                                                             -------------
TOTAL BONDS
(Cost $8,538,570)                                                                 (76.27%)       6,777,046
                                                                                   ------    -------------

                                                                                NUMBER OF
                                                                                   SHARES
                                                                              OR WARRANTS
                                                                              -----------
COMMON STOCKS
Abitibi-Consolidated, Inc. (Canada) (Y)                                            12,500          117,187
American Pacific Corp.**                                                            5,000           28,125
AMR Corp.**                                                                         1,400           37,013
Chesapeake Energy Corp.**                                                             950            7,362
Gaylord Container Corp. (Class A)**                                                 6,500           17,469
Grey Wolf, Inc.**                                                                  28,850          144,250
International Wireless  Communications Holdings, Inc.                               2,417            4,500
KLM Royal Dutch Airlines N.V.  (Netherlands) (Y)                                       78            2,072
Northwest Airlines Corp.**                                                          6,500          197,844
R&B Falcon Corp.**                                                                  1,750           41,234
Sirius Satellite Radio, Inc.                                                        1,222           54,150
Star Gas Partners, L.P.                                                             3,300           50,738
Tele1 Europe Holding AB  (Sweden) (Y)**                                               200            2,413
Waste Systems International,  Inc.**                                                8,715           15,251
World Access, Inc.**                                                                  314            3,474
                                                                                             -------------
TOTAL COMMON STOCKS
(Cost $892,488)                                                                    (8.14%)         723,082
                                                                                   ------    -------------
PREFERRED STOCKS AND WARRANTS
DIVA Systems Corp., Warrant (R)**                                                     150              300
Georgia-Pacific Group, Preferred Stock                                              1,525           48,800
Gothic Energy Corp., Warrant**                                                         79                0
HF Holdings, Inc., Warrant**                                                          212              106
Hills Stores Co., Warrant**                                                        35,000                0
Motient Corp., Warrant (R)**                                                           40            1,600
Nakornthai Strip Mill Plc, Warrant  (Thailand) (R) (Y)**                           63,309               63
Nextel Communications, Inc.,  11.125%, Ser E,
Payment-In-Kind,  Preferred Stock                                                     188          179,540
ONO Finance Plc, Warrant  (United Kingdom) (R)  (Y)**                                  50            5,000
Pacific & Atlantic Holdings, Inc.,  (Greece)
7.50%, Preferred  Stock (Y)                                                         1,172            8,204
R&B Falcon Corp., 13.875%,  Preferred Stock                                            54           61,290
SpinCycle, Inc., Warrant (R)**                                                         25                0
Stone Container Corp., $1.75,  Ser E, Preferred Stock                               3,000           48,750
TimberWest Forest Corp., Unit  (Common &
Preferred Shares)  (Canada) #                                                      73,750          517,659
Waste Systems International, Inc., Warrant (R)**                                      225              113
Waste Systems International, Inc.,  8.00%, Ser E,
Preferred Stock                                                                       160           42,400
                                                                                              ------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $1,017,120)                                                                 (10.28%)         913,825
                                                                                   ------     ------------

                                                                 INTEREST        PAR VALUE
                                                                   RATE       (000s OMITTED)
                                                                 --------      ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.60%)
Investment in a joint repurchase
agreement  transaction with UBS
Warburg, Inc. - Dated 06-30-00, due
07-03-00 (Secured by U.S. Treasury
Bonds 6.250% thru 7.500% due 08-15-22
thru 08-15-27) - Note B                                           6.550%            $320           320,000
                                                                                              ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                                                     165
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                       (3.60%)         320,165
                                                                                ---------     ------------
TOTAL INVESTMENTS                                                                 (98.29%)       8,734,118
                                                                                ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                  (1.71%)         151,972
                                                                                ---------     ------------
TOTAL NET ASSETS                                                                 (100.00%)      $8,886,090
                                                                                =========     ============

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisors, Inc. where Standard & Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on June 30, 2000.

 # Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under Federal
    Bankruptcy Code or is in default of interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $878,892 or 9.89% of net assets as of June 30, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is as follows:
                                                                 MARKET           MARKET
                                                             VALUE AS A         VALUE AT
                          ACQUISITION      ACQUISITION        % OF FUND         JUNE 30,
ISSUER, DESCRIPTION              DATE             COST       NET ASSETS             2000
-------------------              ----             ----       ----------             ----
Oregon Steel CF&I            05-14-98          $63,418             0.54%         $48,309

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
June 30, 2000 (Unaudited)
-------------------------------------------------------------------------
The V.A. High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 2000 assigned to country categories.

                                      MARKET VALUE AS A %
COUNTRY DIVERSIFICATION               OF FUND NET ASSETS
-----------------------               ------------------
Argentina                                    1.53%
Australia                                    0.26
Brazil                                       0.96
Canada                                       9.39
Greece                                       0.26
Indonesia                                    2.57
Luxembourg                                   0.27
Mexico                                       1.81
Netherlands                                  5.12
Norway                                       0.51
South Africa                                 0.10
Sweden                                       0.03
Thailand                                     0.35
United Kingdom                               3.46
United States                               71.67
                                          -------
TOTAL INVESTMENTS                           98.29%
                                          =======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
BB                                           4.67%
B                                           49.58
CCC                                         20.45
CC                                           0.73
C                                            0.18
D                                            0.66
                                          -------
TOTAL BONDS                                 76.27%
                                          =======

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Money Market Fund

Schedule of Investments
June 30, 2000 (Unaudited)
-----------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on June 30, 2000.

                                                    INTEREST     QUALITY       PAR VALUE            MARKET
ISSUER, DESCRIPTION                                     RATE     RATING*  (000s OMITTED)            VALUE
------------------------------------------         ---------  ----------  --------------     -------------
COMMERCIAL PAPER
Automobile/Trucks (4.41%)
Ford Motor Credit Co., 09-29-00                        6.530%   Tier 1            $1,600        $1,573,880
                                                                                             -------------
Banks - Foreign (4.20%)
Deutsche Bank Financial, 07-10-00                      6.480    Tier 1             1,500         1,497,570
                                                                                             -------------
Beverages (4.47%)
Coca-Cola Co., 07-17-00                                6.530    Tier 1             1,600         1,595,356
                                                                                             -------------
Broker Services (8.87%)
Goldman Sachs Group, L.P., 07-24-00                    6.580    Tier 1             1,600         1,593,274
Merrill Lynch & Co., 08-07-00                          6.160    Tier 1             1,000           993,669
01-31-01                                               6.710    Tier 1               600           576,068
                                                                                             -------------
                                                                                                 3,163,011
                                                                                             -------------
Finance (18.13%)
American Express Credit Corp., 07-10-00                6.500    Tier 1             1,700         1,697,238
American Honda Finance Corp., 08-28-00                 6.570    Tier 1             1,600         1,583,064
General Electric Capital Corp., 08-21-00               6.650    Tier 1             1,500         1,485,869
International Lease Finance, 07-07-00                  6.490    Tier 1             1,700         1,698,161
                                                                                             -------------
                                                                                                 6,464,332
                                                                                             -------------
Food (2.78%)
Heinz (H.J.) Co., 08-14-00                             6.530    Tier 1             1,000           992,019
                                                                                             -------------
Media (2.79%)
Gannett Co., Inc., 07-25-00                            6.550    Tier 1             1,000           995,633
                                                                                             -------------
Medical (4.18%)
Becton Dickinson & Co., 08-10-00                       6.540    Tier 1             1,500         1,489,100
                                                                                             -------------
Utilities (8.95%)
Bell Atlantic Financial Services, 07-19-00             6.540    Tier 1             1,600         1,594,768
BellSouth Telecommunication, Inc., 07-18-00            6.520    Tier 1             1,600         1,595,074
                                                                                             -------------
                                                                                                 3,189,842
                                                                                             -------------
TOTAL COMMERCIAL PAPER
(Cost $20,960,743)                                                               (58.78%)       20,960,743
                                                                                ---------     ------------
CORPORATE INTEREST-BEARING OBLIGATIONS
Automobile/Trucks (3.79%)
General Motors Acceptance Corp., 08-07-00              5.800    Tier 1             1,350         1,349,559
                                                                                             -------------
Broker Services (3.08%)
Bear Stearns Cos., Inc., 07-05-00                      6.500    Tier 1             1,100         1,099,944
                                                                                             -------------
Building (2.81%)
Weyerhaeuser Co., 08-10-00                             8.850    Tier 1             1,000         1,001,983
                                                                                             -------------
Finance (2.80%)
IBM Credit Corp., 09-01-00                             5.860    Tier 1             1,000           999,012
                                                                                             -------------
Telecommunications (4.25%)
GTE Corp., 12-01-00                                    9.375    Tier 1             1,500         1,513,926
                                                                                             -------------
TOTAL CORPORATE INTEREST-BEARING OBLIGATIONS
(Cost $5,964,424)                                                                (16.73%)        5,964,424
                                                                                ---------     ------------
U.S. GOVERNMENT OBLIGATIONS
Government - U.S. Agencies (7.85%)
Fannie Mae, 10-23-00                                   6.030    Tier 1             1,000           998,891
Federal Home Loan Bank, 07-14-00                       5.500    Tier 1             1,800         1,799,220
                                                                                             -------------
                                                                                                 2,798,111
                                                                                             -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $2,798,111)                                                                  (7.85%)       2,798,111
                                                                                ---------     ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $29,723,278)                                                                (83.36%)      29,723,278
                                                                                ---------     ------------
JOINT REPURCHASE AGREEMENT (16.41%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Dated 06-30-00,  due
07-03-00 (Secured by U.S. Treasury
Bond, 9.125% due 05-15-18 and 8.125%
due 05-15-02) - Note B                                  6.550                       5,852        5,852,000
                                                                                              ------------
TOTAL JOINT REPURCHASE AGREEMENT                                                  (16.41%)       5,852,000
                                                                                ---------     ------------
TOTAL INVESTMENTS                                                                 (99.77%)      35,575,278
                                                                                ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                  (0.23%)          82,446
                                                                                ---------     ------------
TOTAL NET ASSETS                                                                 (100.00%)     $35,657,724
                                                                                =========     ============

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Strategic Income Fund

Schedule of Investments
June 30, 2000 (Unaudited)
-----------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Strategic Income Fund on June 30, 2000. It is divided into four main categories: bonds, common stocks, pre ferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group. Short-term invest ments, which represent the Fund's
"cash" position, are  listed last.

                                                    INTEREST      CREDIT       PAR VALUE            MARKET
ISSUER, DESCRIPTION                                     RATE     RATING*  (000s OMITTED)            VALUE
------------------------------------------         ---------  ----------  --------------  ----------------
BONDS
Advertising (0.39%)
Go Outdoor Systems Holding S.A., Sr Sub Note
(France) 07-15-09 (E)                                 10.500%     B-                $100          $108,000
                                                                                             -------------
Beverages (0.67%)
Canandaigua Brands, Inc., Sr Sub Note 03-01-09         8.500      B+                 200           185,500
                                                                                             -------------
Building (0.32%)
Standard Pacific Corp., Sr Note 04-01-09               8.500      BB                 100            88,750
                                                                                             -------------
Business Services - Misc. (0.32%)
United Rentals, Inc., Sr Sub Note Ser B 08-15-08       8.800      BB-                100            87,500
                                                                                             -------------
Chemicals (0.37%)
Huntsman ICI Chemicals LLC, Sr Sub Note 07-01-09      10.125      B+                 100           100,500
                                                                                             -------------
Computers (0.77%)
Exodus Communications, Inc., Sr Note (United
States) 12-15-09 (E)                                  10.750      B                  200           184,460
Unisys Corp., Sr Note 10-15-04                        11.750      BB+                 25            26,500
                                                                                             -------------
                                                                                                   210,960
                                                                                             -------------
Containers (0.71%)
Berry Plastics Corp., Sr Sub Note 04-15-04            12.250      B-                 100            95,500
Consolidated Container Co. LLC/Cons.  Container
Capital, Inc., Sr Sub Note 07-15-09                   10.125      B                  100            99,000
                                                                                             -------------
                                                                                                   194,500
                                                                                             -------------
Electronics (0.30%)
Communications Instruments, Inc., Sr Sub Note
Ser B 09-15-04                                        10.000      B-                 100            81,500
                                                                                             -------------
Energy (0.07%)
AEI Resources, Inc./AEI Resources  Holdings,
Inc., Note 12-15-05 (R)                               10.500      CCC-               100            18,000
                                                                                             -------------
Finance (0.72%)
PTC International Finance II S.A., Sr Sub Note
(Luxembourg)  12-01-09 (E)                            11.250      B+                 100            97,248
Sovereign Bancorp, Inc., Sr Note 07-01-00              6.750      BB+                100            99,991
                                                                                             -------------
                                                                                                   197,239
                                                                                             -------------
Government - Foreign (2.62%)
Canada, Government of, Government Bond (Canada)
09-01-02 #                                             5.500      AAA                150           100,263
Government Bond (Canada)  12-01-05 #                   8.750      AAA                165           125,420
Government Bond (Canada)  06-01-09 #                   5.500      AAA                750           494,277
                                                                                             -------------
                                                                                                   719,960
                                                                                             -------------
Government - U.S. (34.96%)
United States Treasury, Bond 08-15-01                 13.375      AAA              2,250         2,413,125
Bond 08-15-05                                          6.500      AAA                400           404,124
Bond 08-15-05                                         10.750      AAA                100           119,203
Bond 02-15-16                                          9.250      AAA                415           538,529
Bond 08-15-19                                          8.125      AAA              1,140         1,378,157
Bond 08-15-23                                          6.250      AAA                800           806,496
Bond 02-15-27                                          6.625      AAA              1,100         1,167,892
Bond 11-15-28                                          5.250      AAA                750           664,102
Note 08-31-02                                          6.250      AAA                570           568,039
Note 08-15-04                                          7.250      AAA                590           610,007
Note 08-15-07                                          6.125      AAA                940           933,683
                                                                                             -------------
                                                                                                 9,603,357
                                                                                             -------------
Leisure (3.31%)
Cinemark USA, Inc., Sr Sub Note Ser D 08-01-08         9.625      B                  100            59,000
Harrah's Operating Co., Inc., Sr Sub Note
12-15-05                                               7.875      BB+                100            94,000
HMH Properties, Inc., Sr Note Ser B 08-01-08           7.875      BB                 100            89,750
Jupiters Ltd., Sr Note (Australia) 03-01-06 (Y)        8.500      BB+                150           139,875
Premier Parks, Inc., Sr Note 06-15-07                  9.750      B-                 150           144,375
SFX Entertainment, Inc., Sr Sub Note Ser B
02-01-08                                               9.125      B-                 100           100,750
Station Casinos, Inc., Sr Sub Note 07-01-10 (R)        9.875      B+                 100           100,500
Sun International Hotels Ltd., Sr Sub Note
(Bahamas)  12-15-07 (Y)                                8.625      B+                 100            90,500
Waterford Gaming LLC, Sr Note 03-15-10 (R)             9.500      B+                  95            92,150
                                                                                             -------------
                                                                                                   910,900
                                                                                             -------------
Machinery (0.32%)
Columbus McKinnon Corp., Sr Sub Note 04-01-08          8.500      B                  100            87,000
                                                                                             -------------
Media (3.89%)
Adelphia Communications Corp., Sr Note 11-15-09        9.375      B+                 100            92,750
American Media Operations, Inc., Sr Sub Note
05-01-09                                              10.250      B-                 150           146,625
AMFM Operating, Inc., Sr Sub Deb 10-31-06             12.625      B                   64            73,574
Citadel Broadcasting Co., Sr Sub Note 11-15-08         9.250      B-                 100            97,500
Diamond Holdings Plc, Bond (United Kingdom)
02-01-08 #                                            10.000      B-                  50            70,859
DIVA Systems Corp., Sr Disc Note Ser B, Step
Coupon  (12.625%, 03-01-03)  03-01-08 (A)               Zero      B-                 250           130,000
Garden State Newspapers, Inc., Sr Sub Note
07-01-11                                               8.625      B+                 100            88,000
Regional Independent Media  Group Plc, Sr Note
(United  Kingdom) 07-01-08 (Y)                        10.500      B-                 175           171,500
STC Broadcasting, Inc., Sr Sub Note 03-15-07          11.000      B-                 100            98,000
TV Guide, Inc., Sr Sub Note 03-01-09                   8.125      B+                 100            98,750
                                                                                             -------------
                                                                                                 1,067,558
                                                                                             -------------
Metal (1.03%)
Euramax International Plc, Sr Sub Note (United
Kingdom)  10-01-06 (Y)                                11.250      B                  100            98,500
PT Alatief Freeport Finance Co. B.V., Sr Note
04-15-01                                               9.750      CCC                200           184,000
                                                                                             -------------
                                                                                                   282,500
                                                                                             -------------
Oil & Gas (0.63%)
Comstock Resources, Inc., Sr Note 05-01-07            11.250      B                  100           101,500
Universal Compression, Inc., Sr Disc Note, Step
Coupon  (9.875%, 02-15-03) 02-15-08 (A)                 Zero      B                  100            70,500
                                                                                             -------------
                                                                                                   172,000
                                                                                             -------------
Paper & Paper Products (2.35%)
Grupo Industrial Durango, S.A., Note (Mexico)
08-01-03 (Y)                                          12.625      BB-                200           200,000
Kappa Beheer BV, Sr Sub Note (Netherlands)
07-15-09 (E) (R)                                      10.625      B                  150           146,230
Packaging Corp. of America, Sr Sub Note 04-01-09       9.625      B+                 200           198,000
Stone Container Corp., Unit (Sr Sub Deb &
Supplemental  Int Cert) 04-01-02                      12.250      B-                 100           100,750
                                                                                             -------------
                                                                                                   644,980
                                                                                             -------------
Retail (0.50%)
United Stationers Supply Co., Sr Sub Note
04-15-08                                               8.375      B                  150           137,250
                                                                                             -------------
Steel (0.77%)
Ivaco Inc., Sr Note (Canada) 09-15-05 (Y)             11.500      Aaa                200           212,000
                                                                                             -------------
Technology (0.39%)
ChipPAC International Ltd., Sr Sub Note 08-01-09      12.750      B-                 100           108,500
                                                                                             -------------
Telecommunications (11.68%)
Allegiance Telecom, Inc., Sr Disc Note, Ser B,
Step Coupon  (11.75%, 02-15-03) 02-15-08 (A)            Zero      B                  250           180,000
AMSC Acquisition Co., Inc., Sr Note Ser B
04-01-08                                              12.250      B-                 100            78,000
Cellco Finance NV, Sr Note (Netherlands)
08-01-05 (R) (Y)                                      12.750      B-                 100           104,250
Comunicacion Celular S.A., Bond, Step Coupon
(13.125%, 11-15-00) (Colombia)
03-01-05 (A) (R) (Y)                                    Zero      B                  100            66,000
Covad Communications Group, Inc., Sr Note Ser B
02-15-10                                              12.000      B-                 200           160,000
Esprit Telecom Group Plc, Sr Note (United
Kingdom)  12-15-07 (Y)                                11.500      B-                 100            80,000
Sr Note (Deutsche Mark)  06-15-08 #                   11.000      BB-                200            72,323
Grupo Iusacell S.A. de C.V., Sr Note (Mexico)
12-01-06 (Y)                                          14.250      B+                 200           207,000
GT Group Telecom, Inc., Unit (Sr Disc Note &
Warrant)  Step Coupon (13.25%, 02-01-05)
(Canada) 02-01-10 (A) (R)                               Zero      CCC+               200           110,000
Intercel, Inc., Unit (Sr Discount Note &
Warrant),  Step Coupon (12.00%, 02-01-01)
02-01-06 (A)                                            Zero      B                  200           188,000
Ionica PLC, Sr Disc Note, Step Coupon    (15.00%,
05-01-02) (United Kingdom) 05-01-07 (A) (Y)             Zero      Ca                 200             5,750
Maxcom Telecomunicaciones S.A, Unit (Sr Note &
Warrant) (Mexico)  04-01-07 (R) (Y)                   13.750      CCC                200           198,000
MetroNet Communications Corp., Sr Disc Note, Step
Coupon  (10.75%, 11-01-02) (Canada)
11-01-07 (A) (Y)                                        Zero      BBB                200           176,754
Sr Note (Canada) 08-15-07 (Y)                         12.000      BBB                 50            56,500
NorthEast Optic Network, Inc., Sr Note 08-15-08       12.750      B-                 100            93,000
ONO Finance Plc, Sr Note (United Kingdom)
05-01-09 (E)                                          13.000      CCC+                50            45,398
Sr Note (United Kingdom)  05-01-09 (Y)                13.000      CCC+                50            47,500
Sr Note (United Kingdom)  07-15-10 (E)                14.000      CCC+               200           186,371
Pronet, Inc., Sr Sub Note 06-15-00                    11.875      CCC+               280           221,200
Spectrasite Holdings, Inc., Sr Disc Note, Step
Coupon  (11.25%, 04-15-04)  04-15-09 (A)                Zero      B-                 200           116,000
TeleCorp PCS, Inc., Sr Sub Disc Note, Step Coupon
(11.625%, 04-15-04)  04-15-09 (A)                       Zero      B3                 175           114,625
Telewest Communications Plc, Sr Disc Note, Step
Coupon  (9.25%, 04-15-04) (United Kingdom)
04-15-09 (A) (Y)                                        Zero      B+                 100            83,364
Sr Note (United Kingdom)  02-01-10 (R) #               9.875      B+                 100           136,413
Verio, Inc., Sr Note 12-01-02                         11.250      B-                 300           336,750
Williams Communications Group, Inc., Sr Note
10-01-09                                              10.875      BB-                150           147,000
                                                                                             -------------
                                                                                                 3,210,198
                                                                                             -------------
Telecommunications Services (15.66%)
Clearnet Communications, Inc.,  Sr Disc Note,
Step Coupon  (10.40%, 05-15-03) (Canada)
05-15-08 (A) #                                          Zero      B                  150            61,278
Sr Disc Note, Step Coupon  (10.125%, 05-01-04)
(Canada) 05-01-09 (A) (Y)                               Zero      B                  150            89,250
COLT Telecom Group Plc  (United Kingdom), Sr Note
(Deutsche Mark)  07-31-08 #                            7.625      B                  300           131,940
Crown Castle International Corp., Sr Disc Note,
Step Coupon  (10.625%, 11-15-02)  11-15-07 (A)          Zero      B                  150           111,187
Dolphin Telecom Plc, Sr Disc Note, Step Coupon
(11.50%, 06-01-03) (United Kingdom)
06-01-08 (A) (Y)                                        Zero      CCC+               200            66,000
Sr Disc Note, Step Coupon  (14.00%, 05-15-04)
(United Kingdom)  05-15-09 (A) (Y)                      Zero      CCC+               200            72,000
Energis Plc, Sr Note (United Kingdom)
06-15-09 (R) #                                         9.500      B                  130           190,145
Global Crossing Holdings Ltd., Sr Note 05-15-08        9.625      BB                 100            97,500
Hermes Europe Railtel BV, Sr Note (Netherlands)
08-15-07 (Y)                                          11.500      B                  100            83,500
Jazztel Plc, Sr Note (United Kingdom)
12-15-09 (E)                                          13.250      CCC+               200           173,946
Level 3 Communications, Inc., Conv Sub Note
03-15-10                                               6.000      CCC+                50            44,875
Sr Note 03-15-08 (R)                                  10.750      B                  100            92,230
Sr Note 05-01-08                                       9.125      B                  100            89,750
McLeodUSA, Inc., Sr Note 07-15-07                      9.250      B+                 100            96,250
Sr Note 11-01-08                                       9.500      B+                  50            48,500
Metromedia Fiber Network, Inc., Sr Note 11-15-08      10.000      B+                 300           296,250
Sr Note (United States)  12-15-09 (E)                 10.000      B+                 100            94,858
Nextel Communications, Inc., Sr Disc Note, Step
Coupon  (9.95%, 02-15-03)  02-15-08 (A)                 Zero      B                  125            92,187
Nextel Partners, Inc., Sr Disc Note, Step Coupon
(14.00%, 02-01-04) 02-01-09 (A)                         Zero      CCC+               165           113,025
Sr Note 03-15-10 (R)                                  11.000      CCC+               100            99,000
NEXTLINK Communications, Inc., Sr Disc Note, Step
Coupon  (12.125%, 12-01-04)  12-01-09 (R)               Zero      B                  100            58,000
Sr Note 11-15-08                                      10.750      B                  100            98,500
NTL Communications Corp., Sr Note Ser B 10-01-08      11.500      B-                 100           100,500
Sr Note Ser B, Step Coupon  (12.375%, 10-01-03)
10-01-08 (A)                                            Zero      B-                 150            98,250
Omnipoint Corp., Sr Note 09-15-09                     11.500      CCC+               100           109,000
Orion Network Systems, Sr Note 01-15-07               11.250      B+                 100            65,000
Primus Telecommunications Group,  Inc., Sr Note
10-15-09                                              12.750      B-                 250           210,000
Qwest Communications International,  Inc., Sr
Note Ser B 04-01-07                                   10.875      BBB+                65            70,633
RCN Corp., Sr Disc Note, Step Coupon    (11.125%,
10-15-02)  10-15-07 (A)                                 Zero      B-                 100            62,500
Tele1 Europe B.V., Sr Note (Netherlands)
12-01-09 (E) (R)                                      11.875      B-                 200           188,283
Teligent, Inc., Sr Note 12-01-07                      11.500      CCC                100            79,000
Time Warner Telecom LLC, Sr Note 07-15-08              9.750      B                  100            97,000
Tritel PCS, Inc., Sr Disc Note, Step Coupon
(12.75%, 05-15-04)  05-15-09 (A)                        Zero      B3                 100            66,000
United Pan-Europe Communications N.V., Sr Disc
Note, Step Coupon  (13.375%, 11-01-04)
(Netherlands) 11-01-09 (A) (E)                          Zero      B                  100            43,965
Sr Note (Netherlands)  11-01-07 (E)                   10.875      B                  100            84,106
Sr Note (Netherlands)  11-01-09 (E)                   11.250      B                  100            84,106
VersaTel Telecom International N.V., Sr Note
(Netherlands)  05-15-08 (Y)                           13.250      B-                 100           101,500
Sr Note Ser EU  (Netherlands) 07-15-09 (E)            11.875      B-                 100            93,186
Viatel, Inc., Sr Note 04-15-08                        11.250      B-                 350           259,000
Winstar Communications, Inc., Sec Note 03-15-04       12.500      B-                 200           190,000
                                                                                             -------------
                                                                                                 4,302,200
                                                                                             -------------
Transportation (0.86%)
CHC Helicopter Corp., Sr Sub Note (Canada)
07-15-07 (E)                                          11.750      B                  200           189,955
Fine Air Services, Inc., Sr Note 06-01-08              9.875      CC                 105            47,222
                                                                                             -------------
                                                                                                   237,177
                                                                                             -------------
Utilities (2.66%)
Calpine Corp., Sr Note 04-01-08                        7.875      BB+                100            92,500
Midland Funding Corp. II, Deb Ser A 07-23-05          11.750      BB+                200           223,884
Deb Ser B 07-23-06                                    13.250      BB+                150           176,403
Monterrey Power S.A. de C.V., Sr Sec Bond
(Mexico)  11-15-09 (R) (Y)                             9.625      BB+                100            91,000
Niagara Mohawk Power Corp., Sec Fac Bond 01-01-18      8.770      BBB                143           147,299
                                                                                             -------------
                                                                                                   731,086
                                                                                             -------------
TOTAL BONDS
(Cost $25,309,001)                                                                (86.27%)      23,699,115
                                                                                ---------     ------------

                                                                                NUMBER OF
                                                                                   SHARES
                                                                              OR WARRANTS
                                                                              -----------
COMMON STOCKS
KLM Royal Dutch Airlines N.V. American Depositary
Receipt (ADR) (Netherlands)                                                           397           10,545
Nextel Communications, Inc.  (Class A)**                                              464           28,391
Northeast Utilities**                                                               6,000          130,500
Tosco Corp.                                                                         1,000           28,313
Versatel Telecom International NV,  American
Depositary Receipt  (ADR) (Netherlands)**                                           1,333           57,486
Viatel, Inc.**                                                                        795           22,707
                                                                                              ------------
TOTAL COMMON STOCKS
(Cost $157,714)                                                                    (1.01%)         277,942
                                                                                ---------     ------------
PREFERRED STOCKS AND WARRANTS
Allegiance Telecom Inc., Warrant**                                                    250           20,000
Comunicacion Celular S.A.,  Warrant (Colombia)**                                      100                0
DIVA Systems Corp., Warrant (R)**                                                     750            1,500
Loral Space & Communications  Ltd., Warrant**                                         100            1,000
Motient Corp., Warrant (R)**                                                          100            4,000
NEXTLINK Communications Inc.,  14.00%, Preferred Stock                              2,185          109,250
ONO Finance Plc, Warrant  (United Kingdom) (E) (R)**                                   50            4,779
ONO Finance Plc, Warrant  (United Kingdom) (R)  (Y)**                                  50            5,000
                                                                                              ------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $153,513)                                                                    (0.53%)         145,529
                                                                                ---------     ------------

                                                                INTEREST         PAR VALUE
                                                                  RATE        (000s OMITTED)
                                                                --------       ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (10.00%)
Investment in a joint repurchase
agreement  transaction with UBS
Warburg, Inc. - Dated 06-30-00, due
07-03-00 (Secured by U.S. Treasury
Bonds 6.250% thru 7.500% due 08-15-22
thru 08-15-27) - Note B                                          6.550%            $2,747        2,747,000
                                                                                              ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate 5.20%                                                            857
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                      (10.00%)       2,747,857
                                                                                ---------     ------------
TOTAL INVESTMENTS                                                                 (97.81%)      26,870,443
                                                                                ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                  (2.19%)         600,230
                                                                                ---------     ------------
TOTAL NET ASSETS                                                                 (100.00%)     $27,470,673
                                                                                =========     ============

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income producing security.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(E) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,705,480 or 6.21% of the Fund's net assets as of June 30, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
June 30, 2000 (Unaudited)
-------------------------------------------------------------------------
The V.A. Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, con centration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 2000 assigned to country categories.

                                                MARKET VALUE
                                                   AS A % OF
COUNTRY DIVERSIFICATION                    FUND'S NET ASSETS
-----------------------                    -----------------
Australia                                         0.51%
Bahamas                                           0.33
Canada                                            5.88
Colombia                                          0.24
France                                            0.39
Luxembourg                                        0.35
Mexico                                            2.53
Netherlands                                       3.63
United Kingdom                                    5.98
United States                                    77.97
                                               -------
TOTAL INVESTMENTS                                97.81%
                                               =======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                MARKET VALUE
                                                   AS A % OF
QUALITY DISTRIBUTION                       FUND'S NET ASSETS
--------------------                       -----------------
AAA                                              38.35%
BBB                                               1.64
BB                                                6.29
B                                                33.37
CCC                                               6.43
CC                                                0.19
                                               -------
TOTAL BONDS                                      86.27%
                                               =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Declaration Trust

(UNAUDITED)
NOTE A -
ORGANIZATION

John Hancock V.A. Core Equity Fund ("V.A. Core Equity Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. Large Cap Growth Fund ("V.A. Large Cap Growth Fund"), John Hancock V.A. Mid Cap Growth Fund ("V.A. Mid Cap Growth Fund"), John Hancock V.A. Relative Value Fund ("V.A. Relative Value Fund"), John Hancock V.A. Small Cap Growth Fund ("V.A. Small Cap Growth Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. International Fund ("V.A. International Fund), John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"), John Hancock V.A. Regional Bank Fund ("V.A. Regional Bank Fund"), John Hancock V.A. Technology Fund ("V.A. Technology Fund"), John Hancock V.A. Bond Fund ("V.A. Bond Fund"), John Hancock V.A. High Yield Bond Fund ("V.A. High Yield Bond Fund), John Hancock V.A. Money Market Fund ("V.A. Money Market Fund") and John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"), (each a "Fund," collectively, the "Funds"), are separate series of John Hancock Declaration Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. Prior to May 1, 2000, V.A. Relative Value Fund was known as John Hancock V.A. Large Cap Value Fund. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

The investment objective of the V.A. Core Equity Fund is to seek above-average total return, consisting of capital appreciation and income. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond with the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. Large Cap Growth Fund and V.A. Mid Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Relative Value Fund is to seek the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. The investment objective of the V.A. Small Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Sovereign Investors Fund is to seek long-term growth of capital and income without assuming undue market risks. The investment objective of the V.A. International Fund is to seek long-term growth of capital. The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation. The investment objective of the V.A. Regional Bank Fund is to seek long-term capital appreciation. The investment objective of the V.A. Technology Fund is to seek long-term growth of capital. The investment objective of the V.A. Bond Fund is to seek a high level of current income consistent with prudent investment risk. The investment objective of the V.A. High Yield Bond Fund is to seek maximum current income without assuming undue risk. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with capital preservation and liquidity. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income.

NOTE B -
ACCOUNTING POLICIES

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for the V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation." The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest-bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

For federal income tax purposes, the following funds had capital loss carryforwards available. To the extent such carryforwards are used by the Funds, no capital gain distributions will be made. Capital loss carryforwards in the amount of $4,130, which were acquired by the V.A. Strategic Income Fund from the merger of the V.A. World Bond Fund on March 26, 1999, may be limited in a given year.

Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

                               CAPITAL LOSS         CAPITAL LOSS
                               CARRYFORWARD         CARRYFORWARD
FUND                    EXPIRING 12/31/2006  EXPIRING 12/31/2007
----                    -------------------  -------------------
V.A. Core Equity Fund                    --                   --
V.A. 500 Index Fund                      --                   --
V.A. Large Cap Growth Fund               --                   --
V.A. Mid Cap Growth Fund                 --                   --
V.A. Relative Value Fund                 --                   --
V.A. Small Cap Growth Fund               --                   --
V.A. Sovereign Investors Fund      $157,877             $101,159
V.A. International Fund                  --                   --
V.A. Financial Industries Fund           --            2,140,648
V.A. Regional Bank Fund                  --                   --
V.A. Technology Fund                     --                   --
V.A. Bond Fund                           --               67,593
V.A. High Yield Bond Fund           122,097                   --
V.A. Money Market Fund                   --                   --
V.A. Strategic Income Fund            4,130              136,493

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are notified of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

ORGANIZATION EXPENSES Any expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that commenced with the investment operations of each applicable Fund.

BANK BORROWINGS The Funds (except V.A. Money Market Fund) are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds entered into a syndicated line of credit agreement with various banks that enable the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activity for the period ended June 30, 2000.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities, or even loss of rights in the collateral should the borrower of the securities fail financially. At June 30, 2000, V.A. Core Equity Fund loaned securities having a market value of $541,450 collateralized by securities in the amount of $552,279, V.A. Large Cap Growth Fund loaned securities having a market value of $440,300 collateralized by securities in the amount of $449,106, V.A. Relative Value Fund loaned securities having a market value of $1,047,988 collateralized by securities in the amount of $1,068,947, V.A. Small Cap Growth loaned securities having a market value of $2,265,269 collateralized by securities in the amount of $2,310,574, V.A. Financial Industries Fund loaned securities having a market value of $940,500 collateralized by securities in the amount of $959,310 and V.A. Technology Fund loaned securities having a market value of $40,119 collateralized by securities in the amount of $40,921.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for the V.A. Core Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund and V.A. Money Market Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of each Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open forward foreign currency exchange contracts for the Funds at June 30, 2000, were as follows:

                                                              UNREALIZED
                           PRINCIPAL AMOUNT   EXPIRATION    APPRECIATION/
CURRENCY                COVERED BY CONTRACT        MONTH   (DEPRECIATION)
--------                -------------------   ----------    ------------
V.A. INTERNATIONAL FUND
Buys
Euro Currency                        23,735      July 00            $111
Polish Zloty                         40,733      July 00              55
Singapore Dollar                      1,905      July 00               7
                                                                 -------
                                                                    $173
                                                                 =======
Sells
Euro Currency                        22,114      July 00           ($187)
Pound Sterling                       37,782      July 00             104
                                                                 -------
                                                                    ($83)
                                                                 =======
V.A. BOND FUND
Buys
Euro Currency                       180,000      July 00          $1,542
                                                                 =======
Sells
Euro Currency                       180,975      July 00         ($1,558)
                                                                 =======
V.A. HIGH YIELD BOND FUND
Buys
Euro Currency                        99,380      July 00          $1,286
Euro Currency                        24,937       Aug 00             223
                                                                 -------
                                                                  $1,509
                                                                 =======
Sells
Canadian Dollar                      16,500       Aug 00             $42
Euro Currency                        66,750      July 00             138
Euro Currency                       140,772       Aug 00          (5,225)
Euro Currency                       154,618      Sept 00          (1,791)
Euro Currency                       128,529       Oct 00          (1,583)
Pound Sterling                       14,625      July 00           1,079
Pound Sterling                       64,775       Aug 00           2,688
                                                                 -------
                                                                 ($4,652)
                                                                 =======
V.A. STRATEGIC INCOME FUND
Buys
Pound Sterling                       51,427       Aug 00         ($2,397)
                                                                 =======
Sells
Euro Currency                       397,650      July 00          $1,734
Pound Sterling                      232,494      July 00          17,152
Pound Sterling                      471,051       Aug 00          19,547
Pound Sterling                      697,526      Sept 00          (3,295)
                                                                 -------
                                                                 $35,138
                                                                 =======

FINANCIAL FUTURES CONTRACTS The Funds (except V.A. Money Market Fund) may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Funds instruments. At the time each Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contracts fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Funds as unrealized gains or losses.

When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

Open financial futures contracts for the Funds at June 30, 2000 were as follows:

                                                                 UNREALIZED
                             OPEN                              APPRECIATION
EXPIRATION              CONTRACTS          POSITION           (DEPRECIATION)
----------              ---------          --------            ------------
V.A. 500 INDEX FUND
Sept 00                 2 S&P 500          Long                  ($5,258)
                                                                 =======

At June 30, 2000, the V.A. 500 Index Fund had deposited $18,750 in a segregated account to cover margin requirements on open financial futures contracts.

NOTE C -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

                               RATE AS A PERCENTAGE OF
FUND                          AVERAGE DAILY NET ASSETS
----                          ------------------------
V.A. Core Equity Fund                   0.70
V.A. 500 Index Fund                     0.35
V.A. Large Cap Growth Fund              0.75
V.A. Mid Cap Growth Fund                0.75
V.A. Relative Value Fund                0.60
V.A. Small Cap Growth Fund              0.75
V.A. Sovereign Investors Fund           0.60
V.A. International Fund                 0.90
V.A. Financial Industries Fund          0.80
V.A. Regional Bank Fund                 0.80
V.A. Technology Fund                    0.80
V.A. Bond Fund                          0.50
V.A. High Yield Bond Fund               0.60
V.A. Money Market Fund                  0.50
V.A. Strategic Income Fund              0.60

Effective February 10, 1997, the Adviser agreed to limit its management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets. The Adviser may terminate this limitation in the future. For the period ended June 30, 2000, the management fee waived by the Adviser amounted to $43,770.

Independence Investment Associates, Inc. ("IIA"), a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"), serves as the sub-adviser to the V.A. Core Equity Fund pursuant to a separate sub-advisory agreement among the Fund, the Adviser, and IIA. IIA provides investment advice and advisory services to investment companies and institutional accounts. The Adviser pays a portion of its advisory fee from the V.A. Core Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

Indocam International Investment Services ("IIIS") serves as sub-adviser to the V.A. International Fund, effective January 1, 2000. From January 1, 2000 until March 1, 2000, IIIS acted as co-subadviser with the V.A. International Fund's original subadviser, John Hancock Advisers International Limited ("JHAI"), subject to the review of the Trustees and overall supervision of the Adviser. Both JHAI and IIIS provided the Fund with investment management services and advice. As of March 1, 2000 the Adviser terminated its contract with JHAI so that currently IIIS is the Fund's sole subadviser. The Adviser pays a portion of its advisory fee from V.A. International Fund to IIIS at the following rate: 55% of the advisory fee payable by the Fund. Prior to March 1, 2000 the Adviser paid JHAI a fee equivalent of, on an annual basis, to the sum of (a) 0.70% of the first $200,000,000 of the V.A. International Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. JHAI waived all but 0.05% of its fee from January 1, 2000 through February 29, 2000.

American Fund Advisors, Inc. ("AFA") serves as the sub-adviser to V.A. Technology Fund pursuant to a separate subadvisory agreement among the Fund, the Adviser and AFA. The Adviser pays a portion of its advisory fee from V.A. Technology Fund to AFA at the following rate: 0.10% of V.A. Technology Fund's average daily net assets.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Funds.

The Adviser has voluntarily agreed to limit each Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. Accordingly, the reductions in expenses for the period ended June 30, 2000 were as follows:

FUND                                                 FEE REDUCTION
----                                                 -------------
V.A. Core Equity Fund                                           --
V.A. 500 Index Fund                                        $45,257
V.A. Large Cap Growth Fund                                      --
V.A. Mid Cap Growth Fund                                    10,002
V.A. Relative Value Fund                                        --
V.A. Small Cap Growth Fund                                  18,891
V.A. Sovereign Investors Fund                                   --
V.A. International Fund                                     80,928
V.A. Financial Industries Fund                                  --
V.A. Regional Bank Fund                                         --
V.A. Technology Fund                                         4,995
V.A. Bond Fund                                              15,108
V.A. High Yield Bond Fund                                   16,980
V.A. Money Market Fund                                          --
V.A. Strategic Income Fund                                      --

The Adviser reserves the right to terminate this limitation in the future.

The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S&P") to license certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Funds' prospectus.)

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as other assets. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

The Adviser and other subsidiaries of JHLICo owned the following shares of beneficial interest of the Funds as of June 30, 2000:

FUND                             SHARES OF BENEFICIAL INTEREST
----                             -----------------------------
V.A. Core Equity Fund                          --
V.A. 500 Index Fund                            --
V.A. Large Cap Growth Fund                102,341
V.A. Mid Cap Growth Fund                   50,071
V.A. Relative Value Fund                       --
V.A. Small Cap Growth Fund                102,547
V.A. Sovereign Investors Fund                  --
V.A. International Fund                   222,987
V.A. Financial Industries Fund                 --
V.A. Regional Bank Fund                    51,995
V.A. Technology Fund                       50,000
V.A. Bond Fund                            125,908
V.A. High Yield Bond Fund                 244,286
V.A. Money Market Fund                    115,864
V.A. Strategic Income Fund                494,232

NOTE D -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, excluding short-term securities, during the period ended June 30, 2000, were as follows:

FUND                                    PURCHASES           SALES
----                                   -----------       -----------
V.A. Core Equity Fund                  $21,826,966       $22,468,467
V.A. 500 Index Fund                      1,017,925         4,461,241
V.A. Large Cap Growth Fund              20,347,333        20,110,682
V.A. Mid Cap Growth Fund                14,677,695         7,378,003
V.A. Relative Value Fund                33,373,932        30,399,533
V.A. Small Cap Growth Fund              23,808,171        12,384,085
V.A. Sovereign Investors Fund
  U.S. Government Securities                    --         1,766,484
  Other Investments                      8,390,083         6,253,343
V.A. International Fund                  9,374,775         7,813,286
V.A. Financial Industries Fund          14,342,238        14,334,597
V.A. Regional Bank Fund                  2,496,179         7,429,810
V.A. Technology Fund                     4,404,467         2,296,213
V.A. Bond Fund
  U.S. Government Securities            11,357,280         8,849,106
  Other Investments                      9,208,897         9,258,716
V.A. High Yield Bond Fund
  U.S. Government Securities                    --                --
  Other Investments                      2,988,563         3,079,114
V.A. Strategic Income Fund
  U.S. Government Securities             4,291,691                --
  Other Investments                      5,636,189         6,604,331

At June 30, 2000, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                           GROSS           GROSS        NET UNREALIZED
                                         AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION/
FUND                                       COST         APPRECIATION    DEPRECIATION    (DEPRECIATION)
----                                    -----------     ------------    ------------      ----------
V.A. Core Equity Fund                   $37,156,963       $9,408,292      $2,536,264      $6,872,028
V.A. 500 Index Fund                      23,594,272       13,147,114       2,313,677      10,833,437
V.A. Large Cap Growth Fund               17,419,506        4,690,938         657,362       4,033,576
V.A. Mid Cap Growth Fund                 12,468,716        3,264,649       1,203,266       2,061,383
V.A. Relative Value Fund                 39,125,093        8,832,093       3,817,659       5,014,434
V.A. Small Cap Growth Fund               25,670,566       10,517,695       2,560,532       7,957,163
V.A. Sovereign Investors Fund            43,935,815        7,038,379       3,093,326       3,945,053
V.A. International Fund                   9,105,119        1,565,791         447,751       1,118,040
V.A. Financial Industries Fund           40,929,583       11,155,334       1,831,748       9,323,586
V.A. Regional Bank Fund                  15,346,653          283,140       2,558,410      (2,275,270)
V.A. Technology Fund                      3,043,777          244,442         108,358         136,084
V.A. Bond Fund                           15,491,726          143,051         343,741        (200,690)
V.A. High Yield Bond Fund                10,772,466          248,773       2,287,286      (2,038,513)
V.A. Money Market Fund                   35,575,278               --              --              --
V.A. Strategic Income Fund               28,367,228          416,606       1,914,248      (1,497,642)




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